          As Filed with the Securities and Exchange Commission on April 30, 2003

                                                         File No. 333-37367
                                                         File No. 811-8419
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ____________________________

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                          PRE-EFFECTIVE AMENDMENT NO.                    [_]

                       POST-EFFECTIVE AMENDMENT NO. 20                   [X]

                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              AMENDMENT NO. 22                           [X]

                             FORWARD FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

                       433 California Street, 11/th/ Floor
                         San Francisco, California 94104
               (Address of Principal Executive Office) (Zip Code)


       Registrant's Telephone Number, including Area Code: 1-800-999-6809
                          ____________________________

                                J. ALAN REID, JR.
                               Forward Funds, Inc.
                       433 California Street, 11/th/ Floor
                         San Francisco, California 94104
               (Name and address of agent for service of process)

                                   COPIES TO:

                                 ROBERT W. HELM
                                   Dechert LLP
                               1775 I Street, N.W.
                             Washington, D.C. 20006
                          ____________________________

It is proposed that this filing will become effective:

     [X]  Immediately upon filing pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to paragraph (a)(2)
     [_]  On (date) pursuant to paragraph (b)
     [_]  On (date) pursuant to paragraph (a)(1)
     [_]  On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

FORWARDFUNDS

                                                PROSPECTUS

                                                May 1, 2003

FORWARD FUNDS, INC.

  Forward Hansberger International Growth Fund
  Forward Hoover Small Cap Equity Fund

  Forward Hoover Mini-Cap Fund

  Forward Uniplan Real Estate Investment Fund


Prospectus dated May 1, 2003





This Prospectus describes four portfolios offered by Forward Funds, Inc. ("Forward Funds" or the "Company" ).



The Forward Hansberger International Growth Fund, Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund are diversified portfolios that are designed for investors desiring high total return (capital appreciation and income). The Forward Uniplan Real Estate Investment Fund is a non-diversified portfolio and is designed for investors primarily seeking income with capital appreciation as a secondary goal. Forward Funds also offers two portfolios by a separate prospectus, which is available upon request.



The Forward Funds are mutual funds. Mutual funds employ professionals to manage the investments made on behalf of the persons who invest in them, the shareholders of the mutual fund. The Forward Funds, like other mutual funds, try to meet their stated investment goals but there is no guarantee that the goals will be met. Investments in the Forward Funds are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.



You should understand that an investment in the Forward Funds involves certain risks, including the loss of some or all of your investment.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----
   FORWARD HANSBERGER INTERNATIONAL GROWTH
   FUND.................................................................   1
      Objective.........................................................   1
      Principal Investment Strategy - Investing in International
        Growth Securities...............................................   1
      What are the Principal Risks of Investing in the Forward
        Hansberger International Growth Fund?...........................   2
      Performance History...............................................   4
      Fund Fees and Expenses............................................   5
   FORWARD HOOVER SMALL CAP EQUITY FUND.................................   8
      Objective.........................................................   8
      Principal Investment Strategy - Investing in Equity Securities of
        Companies with Small Market Capitalization......................   8
      What are the Principal Risks of Investing in the Forward
        Hoover Small Cap Equity Fund?...................................   9
      Performance History...............................................  10
      Fund Fees and Expenses............................................  11
   FORWARD HOOVER MINI-CAP FUND.........................................  14
      Objective.........................................................  14
      Principal Investment Strategy - Investing in Equity Securities of
        Companies with Market Capitalization No Larger than
        $1 Billion......................................................  14
      What are the Principal Risks of Investing in the Forward
        Hoover Mini-Cap Fund?...........................................  14
      Performance History...............................................  16
      Fund Fees and Expenses............................................  16
   FORWARD UNIPLAN REAL ESTATE INVESTMENT FUND..........................  18
      Objective.........................................................  18
      Principal Investment Strategy - Investing in Equity Securities of
        Real-Estate Focused Companies...................................  18
      What are the Principal Risks of Investing in the Forward
        Uniplan Real Estate Investment Fund?............................  19

                                                              Page
                                                              ----
                 Performance History.........................  21
                 Fund Fees and Expenses......................  22
              ADDITIONAL INVESTMENT STRATEGIES AND RISKS.....  24
              MANAGEMENT OF THE FUNDS........................  27
                 Investment Advisor..........................  27
                 The Sub-Advisors............................  28
              VALUATION OF SHARES............................  30
              PURCHASING SHARES..............................  31
                 How to Buy Shares...........................  31
              ABOUT YOUR PURCHASE............................  33
              EXCHANGE PRIVILEGE.............................  34
              REDEEMING SHARES...............................  35
                 Medallion Signature Guarantee...............  35
                 By Wire Transfer............................  36
                 By Telephone................................  37
                 By Mail.....................................  38
                 By Systematic Withdrawal....................  38
                 Payments to Shareholders....................  39
              INTERNET TRANSACTIONS..........................  39
              DISTRIBUTION AND SHAREHOLDER SERVICE PLANS.....  39
              DIVIDENDS AND TAXES............................  40
                 Federal Taxes...............................  40
                 Investment in Real Estate Investment Trusts.  42
              GENERAL INFORMATION............................  43
                 Shareholder Communications..................  43
              FINANCIAL HIGHLIGHTS...........................  43

                 FORWARD HANSBERGER INTERNATIONAL GROWTH FUND

Objective

The Forward Hansberger International Growth Fund seeks to achieve high total return (capital appreciation and income).


Principal Investment Strategy - Investing in International Growth Securities


The Forward Hansberger International Growth Fund seeks to achieve its investment objective by investing primarily (at least 65% of assets) in the equity securities (common, preferred and convertible securities) of companies organized or located outside of the United States. Even though these companies are based outside of the United States, their securities may be traded on U.S. securities markets and the Fund may purchase these securities. The Fund will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund will not invest more than 25% of its assets in emerging markets. The Fund will primarily invest in common stock.

The Forward Hansberger International Growth Fund invests a substantial amount of its assets in foreign investments which are denominated in other currencies besides the U.S. dollar and can be affected by fluctuations in exchange rates.


For hedging purposes and to reduce the risks of fluctuating exchange rates, the Fund may enter into forward foreign currency exchange contracts, which obligate a party to buy or sell a specific currency on a future date at a fixed price. The Fund "locks in" an exchange rate. For hedging purposes, the Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund's sub-advisor generally chooses not to hedge the Fund's currency exposure.



The Fund's sub-advisor anticipates following a flexible investment policy that will allow it to select those investments best suited to achieve the Fund's investment objective over the long term. The Fund's sub-advisor uses a disciplined, long-term approach to international investing. It has an extensive global network of investment research sources and focuses primarily on identifying successful companies that have favorable, anticipated long-term growth prospects. Securities are selected on the basis of fundamental company-by-company analysis. In choosing equity instruments, the Fund's sub-advisor typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential. In addition, a company's valuation measures, including, but not limited to, price/earnings ratio and price/book ratio, are customarily considered. The sub-advisor generally sells a security if the sub-advisor's price target is met, the company's fundamentals change or if the portfolio is fully invested and a better investment opportunity arises. There are no limitations on the size of the companies in which the Fund may invest.


What are the Principal Risks of Investing in the Forward Hansberger International Growth Fund?

As with any investment, an investment in the Forward Hansberger International Growth Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Hansberger International Growth Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Hansberger International Growth Fund.

.. Foreign Securities


Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation and different legal systems. Investments in emerging markets involve even greater risks such as immature economic structures and less regulated trading environments.


.. Currency Transactions

If a security is denominated in a foreign currency, the value of the security fluctuates if there is a change in currency exchange rates or exchange control regulations. Adverse currency fluctuations will reduce the value of the Fund's shares. Costs are incurred by the Fund in connection with conversions between currencies. Currency risks are greater in lesser developed markets and can be unpredictably affected by external events. Fund managers are authorized to hedge against currency risks but are not required to do so and may choose not to do so because of the cost or for other reasons. In accordance with its investment philosophy, the Fund's sub-advisor generally chooses not to hedge the Fund's currency exposure.


.. Common Stocks


The Forward Hansberger International Growth Fund invests primarily in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services. The Fund's sub-advisor follows a style of management focused on growth at a price believed reasonable based upon such factors as price-to-earnings valuations given varying growth rates or anticipated growth rates. If the market does not come to share the sub-advisor's assessment of an investment's long-term growth, the Fund may underperform other mutual funds or international stock indices.

Performance History

The chart below shows the Fund's annual total return for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

                                    [CHART]


1999     25.15%
2000    -12.56%
2001    -20.94%
2002    -14.75%



Best Quarter (12/31/01)         15.33%
Worst Quarter (9/30/02)        (21.19)%



    Average Annual Total Returns (For
    the periods ended December 31, 2002)  1 Year  Since Inception (10/1/98)
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------

    Forward Hansberger International
      Growth Fund/1/
    Return Before Taxes                  (14.75)%           (4.15)%
    Return After Taxes on Distributions* (14.75)%           (4.30)%
    Return After Taxes on Distributions
      and Sale of Fund Shares*            (9.05)%           (3.31)%
    Morgan Stanley All Country
      World Index Free ex-USA/2/         (16.53)%           (3.69)%



* After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------


1 Hansberger Global Investors, Inc. has been the Fund's sub-advisor since March 6, 2000. Prior to this time the Fund was managed by a different sub-advisor.

2 The Morgan Stanley All Country World Index Free ex-USA is an unmanaged index comprised of 49 developed and developing market countries and does not include the United States. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.


Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hansberger International Growth Fund.

Shareholder Fees


As an investor in the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, you will be charged a transaction fee of $8.00 if you redeem shares by wire transfer.



               Shareholder Fees:
                 (fees paid directly from your investment)
               ---------------------------------------------------
               Redemption Fee on shares sold or exchanged
               (as a percentage of amount redeemed) within
                 60 days of purchase                       2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.


             Annual Fund Operating Expenses:
              (expenses that are deducted from Fund assets)
             ------------------------------------------------------
             Management Fee                                  0.85%
             ------------------------------------------------------
             Distribution (12b-1) Fees/1/                    0.23%
             ------------------------------------------------------
             Other Expenses/2/                               1.36%
             ------------------------------------------------------
             Total Annual Fund Operating Expenses            2.44%
             ------------------------------------------------------
             Fee Waiver/3/                                  (0.45)%
             ------------------------------------------------------
             Net Expenses                                    1.99%
             ------------------------------------------------------


--------------

1 The Fund's shareholders have adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets may be used to pay distribution fees.


2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets could be used to pay shareholder servicing fees.



3 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2004 in amounts necessary to limit the Fund's operating expenses to 1.99% of average daily net assets. For the three years following the year in which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.

Example

This example is intended to help you compare the costs of investing in the Forward Hansberger International Growth Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Forward Hansberger International Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Forward Hansberger International Growth Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                              1 Year........ $  202
                              3 Years....... $  718
                              5 Years....... $1,260
                             10 Years....... $2,742

                     FORWARD HOOVER SMALL CAP EQUITY FUND

Objective

The Forward Hoover Small Cap Equity Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends.

Principal Investment Strategy - Investing in Equity Securities of Companies with Small Market Capitalization


The Forward Hoover Small Cap Equity Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its assets in the common stock of small capitalization companies. The Fund currently intends that the market capitalization of these companies shall be no larger than $2 billion at the time of initial purchase. The Forward Hoover Small Cap Equity Fund may also invest up to 20% of its assets in foreign investments. The Forward Hoover Small Cap Equity Fund will not invest more than 5% of its net assets in foreign investments denominated in a foreign currency and will limit its investments in any single non U.S. country to 5% of its assets.



In making its investments, the Fund's sub-advisor seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund's sub-advisor attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-advisor's investment process focuses on specific companies but also takes into account the overall economic environment and specific industry sector developments. The sub-advisor is not required to sell a stock when its market capitalization exceeds $2 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor's price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company's fundamentals change or if better investment opportunities arise.

What are the Principal Risks of Investing in the Forward Hoover Small Cap Equity Fund?

As with any investment, an investment in the Forward Hoover Small Cap Equity Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Hoover Small Cap Equity Fund invests may decrease in value, the net asset value of the Forward Hoover Small Cap Equity Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Hoover Small Cap Equity Fund.

.. Small Capitalization Stocks

Smaller companies may offer great investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

.. Common Stocks


The Fund invests in the equity securities of companies which expose the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

Performance History


The chart below shows the Fund's annual total return for the Investor Class shares for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance. Institutional Class shares of the Fund will have similar annual returns when compared with Investor Class shares because Investor Class shares and Institutional Class shares of the Fund are invested in the same portfolio of securities. The annual returns of Investor Class shares will differ from those of Institutional Class shares only to the extent that the classes do not have the same expenses.


                                    [CHART]

1999       7.03%
2000      17.88%
2001       4.27%
2002     -18.47%



Best Quarter (12/31/01)        22.07%
Worst Quarter (9/30/02)        (17.88)%



     Average Annual Total Returns (For the
     periods ended December 31, 2002)              1 Year   Since Inception
     ============================================= ======   =============

     Forward Hoover Small Cap Equity Fund Investor
       Class/1/
     Return Before Taxes                           (18.47)%       4.84%
     Return After Taxes on Distributions*          (18.47)%       4.76%
     Return After Taxes on Distributions
       and Sales of Fund Shares*                   (11.34)%       3.93%
     Russell 2000(R) Index/3/                      (20.48)%       1.23%

     Forward Hoover Small Cap Equity Fund
       Institutional Class/2/
     Return Before Taxes                              N/A      (14.31)%
     Russell 2000(R) Index/3/                         N/A      (17.67)%



* After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Investor Class shares. After-tax returns for other classes will vary.

-------------

1  The Fund began offering Investor Class shares on October 1, 1998.



2  The Fund began offering Institutional Class shares on June 6, 2002.



3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.


Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hoover Small Cap Equity Fund.

Shareholder Fees


As an investor in the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, you will be charged a transaction fee of $8.00 if you redeem shares by wire transfer.



   Shareholder Fees: (fees paid directly from your investment)
 ------------------------------------------------------------------------------
   Redemption Fee on shares sold or exchanged                             2.00%
    (as a percentage of amount redeemed) within
    60 days of purchase

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.


          Annual Fund Operating Expenses:
            (expenses that are deducted from   Investor Institutional
            Fund assets)                       Class    Class/5/
          -----------------------------------------------------------
          Management Fee                        1.05%       1.05%
          -----------------------------------------------------------
          Distribution (12b-1) Fees/1/          0.12%        N/A
          -----------------------------------------------------------
          Other Expenses/2/                     0.72%       0.80%
          -----------------------------------------------------------
          Total Annual Fund Operating Expenses  1.89%       1.85%
          -----------------------------------------------------------
          Fee Waiver/3/                        (0.11)%     (0.51)%
          -----------------------------------------------------------
          Net Expenses                          1.78%       1.34%
          -----------------------------------------------------------

-------------

1 The Fund's shareholders have adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets for the Investor Class may be used to pay distribution fees.


2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the average net assets of the Investor Class could be used to pay shareholder servicing fees.



3 Fees have been restated to reflect that the Fund's Investment Advisor has contractually agreed to waive a portion of its fees from January 1, 2003 until April 30, 2003 in amounts necessary to limit the Fund's Investor Class shares operating expenses to 1.99% of average daily net assets and from May 1, 2003 until January 1, 2004 in amounts necessary to limit the Fund's Investor Class shares operating expenses to 1.78% of average daily net assets. The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until March 5, 2004 in amounts necessary to limit the Fund's Institutional Class shares operating expenses to 1.34% of average daily net assets. For the three years following the year in which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.



4  The expense information has been restated to reflect current fees.



5  The Fund began offering Institutional Class shares on June 6, 2002.


Example

This example is intended to help you compare the costs of investing in the Forward Hoover Small Cap Equity Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in either the Investor Class or Institutional Class of the Forward Hoover Small Cap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                         Investor Class Institutional Class
                                         -------------- -------------------
1 Year..................................     $  181           $  136
3 Years.................................     $  583           $  532
5 Years.................................     $1,011           $  953
10 Years................................     $2,203           $2,127

                         FORWARD HOOVER MINI-CAP FUND

Objective

The Forward Hoover Mini-Cap Fund seeks to achieve high total return. The Fund anticipates that its investment returns are likely to be in the form of capital appreciation rather than income, since small capitalization companies often do not pay regular dividends.

Principal Investment Strategy - Investing in Equity Securities of Companies with Market Capitalization No Larger than $1 Billion


The Forward Hoover Mini-Cap Fund invests primarily in the equity securities (common, preferred and convertible securities) of companies that have small market capitalizations and offer future growth potential. The Fund will invest at least 80% of its assets in the common stock of companies with market capitalization no larger than $1 billion at the time of initial purchase. The Forward Hoover Mini-Cap Fund may also invest up to 20% of its assets in foreign investments. The Forward Hoover Mini-Cap Fund will not invest more than 5% of its net assets in foreign investments denominated in a foreign currency and will limit its investments in any single non-U.S. country to 5% of its assets.


In making its investments, the Fund's sub-advisor seeks out companies with characteristics such as significant potential for future growth in earnings, ability to compete in its business, a clearly defined business focus, strong financial health and management ownership. The Fund's sub-advisor attempts to locate out of favor and undiscovered companies and industries that are selling at low relative valuations. The sub-advisor's investment process focuses on specific companies but also takes into account the overall economic environment and specific industry sector developments. The sub-advisor is not required to sell a stock for which the market capitalization exceeds $1 billion although it may do so. The sub-advisor generally sells a security if the sub-advisor's price target is met, the security becomes over-valued in the opinion of the sub-advisor, the company's fundamentals change or if better investment opportunities arise.

What are the Principal Risks of Investing in the Forward Hoover Mini-Cap Fund?

As with any investment, an investment in the Forward Hoover Mini-Cap Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Hoover Mini-Cap Fund invests may decrease in value, the net asset value of the Forward Hoover Mini-Cap Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Hoover Mini-Cap Fund.

..  Small Capitalization Stocks

Smaller companies may offer great investment value, but they may present greater investment risks than investing in the securities of large companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

..  Common Stocks

The Fund invests in the equity securities of companies, which expose the Fund and its shareholders to the risks associated with investing in common stocks. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

..  Foreign Securities

Investments in foreign securities may present more risk than investing in U.S. securities because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, exit levies, a lack of adequate company information, less liquid and more volatile markets and a lack of government regulation. Investments in emerging markets involve even greater risks such as immature economic structures and different legal systems.

Performance History

Since the Fund commenced operations on January 1, 2003, there are no performance figures reflecting the Fund's performance.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Hoover Mini-Cap Fund.

Shareholder Fees


As an investor in the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, you will be charged a transaction fee of $8.00 if you redeem shares by wire transfer.


Shareholder Fees:
  (fees paid directly from your investment)
----------------------------------------------------------------------------
Redemption Fee on shares sold or exchanged                             2.00%
  (as a percentage of amount redeemed) within
  60 days of purchase

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.


Annual Fund Operating Expenses:
  (expenses that are deducted from Fund assets)
------------------------------------------------------------------------------
Management Fee                                                          1.05%
------------------------------------------------------------------------------
Distribution (12b-1) Fees/1, 3/                                         0.12%
------------------------------------------------------------------------------
Other Expenses/2, 3/                                                    6.51%
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    7.68%
------------------------------------------------------------------------------
Fee Waiver/4/                                                          (5.69)%
------------------------------------------------------------------------------
Net Expenses                                                            1.99%


--------------
1 The Fund's shareholders have adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets may be used to pay distribution fees.

2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets could be used to pay shareholder servicing fees.



3  The expenses are based on estimated amounts for the current fiscal year.



4 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2004 in amounts necessary to limit the Fund's operating expenses to 1.99% of average daily net assets. For the three years following the year in which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.


Example

This example is intended to help you compare the costs of investing in the Forward Hoover Mini-Cap Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Forward Hoover Mini-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 Year.............. $  202
                          3 Years............. $1,742

                  FORWARD UNIPLAN REAL ESTATE INVESTMENT FUND

Objective

The Forward Uniplan Real Estate Investment Fund seeks income with capital appreciation as a secondary goal.


Principal Investment Strategy - Investing in Equity Securities of Real-Estate Focused Companies


The Forward Uniplan Real Estate Investment Fund invests in real estate securities, including common stock and units of beneficial interest of real estate investment trusts, preferred stock, rights to purchase common stock and securities which may convert into common stock of real estate companies. The Fund expects to invest at least 65% of assets in these securities and up to 35% of its assets in debt securities issued or guaranteed by real estate companies. A real estate investment trust or "REIT" is a company which primarily owns and operates income-producing real estate, such as apartments, shopping centers, offices and warehouses. A REIT is legally required to pay virtually all of its taxable income to its shareholders each year. REITs were created as a means for average investors to access investments in large commercial properties through pooling arrangements, much like mutual funds. Income is produced through commercial real estate ownership and finance.


For the purpose of the Forward Uniplan Real Estate Investment Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its assets in real estate. Other than REITs, most real estate companies do not pay dividends at a meaningful level. The Fund's sub-advisor expects that the Fund's investments in real estate companies will be directed toward REITs and other real estate operating companies that pay higher dividends relative to the stock market as a whole. There are no limitations on the size of the companies in which the Fund may invest. The Fund primarily invests in equity REITs which are REITs that own real estate and whose revenues come principally from rent.



Prior to selecting specific investments for the Fund, the Fund's sub-advisor generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region, the

Fund's sub-advisor compiles a profile of supply and demand factors including:
(1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and
(4) local trends in rental and property capitalization rates. The Fund's sub-advisor uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The Fund's sub-advisor then proceeds to select investments that attempt to take advantage of those factors. The Fund's sub-advisor generally sells a security if the security becomes over-valued in the opinion of the sub-advisor, the company's fundamentals change or if better investment opportunities arise.


What are the Principal Risks of Investing in the Forward Uniplan Real Estate Investment Fund?

As with any investment, an investment in the Forward Uniplan Real Estate Investment Fund may cause you to lose some or all of the money you invested. Because the securities in which the Forward Uniplan Real Estate Investment Fund invests may decrease in value, the net asset value of the Fund and the value of your investment may also decrease. You should consider your own investment goals, time horizon and risk tolerance before investing in the Forward Uniplan Real Estate Investment Fund.

..  Real Estate Securities and Real Estate Investment Fund Risks

Because the Forward Uniplan Real Estate Investment Fund concentrates its investments on opportunities in the real estate industry, the Forward Uniplan Real Estate Investment Fund has certain risks associated with investments in entities focused on real estate activities.

The organizational documents of a REIT may give the trust's sponsors the ability to control the operation of the real estate investment trust even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the real estate investment trust difficult. In addition, the performance of these types of investments can be affected by changes in the tax laws or failure to qualify for tax-free pass-through of income as well as events affecting the value of real estate.

The Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The value of equities which service the real estate business sector may also be affected by such risks.

The Forward Uniplan Real Estate Investment Fund is also a non-diversified fund which means it is not subject to a limit on the percentage of its assets that may be invested in the securities of a single issuer. This increases the risk that the value of the Fund could go down because of the poor performance of a single investment. The Fund must, however, comply with tax diversification laws which require it to be diversified with respect to at least half of its assets.

..  Common Stocks

The Forward Uniplan Real Estate Investment Fund invests in the equity securities of companies, which exposes the Fund and its shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company's performance, such as the strength of its management or the demand for its product or services.

Performance History

The chart below shows the Fund's annual total return for the year indicated, together with the best and worst quarters during that year. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

                                    [CHART]

2000       29.21%
2001       11.31%
2002        3.56%





Best Quarter  (6/30/00) 11.43%
Worst Quarter (9/30/02) (7.92)%



     Average Annual Total Returns (For
     the periods ended December 31, 2002) 1 Year  Since Inception (5/10/99)
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

     Forward Uniplan Real Estate
       Investment Fund
      Return Before Taxes                   3.56%           8.64%
     Return After Taxes on Distributions*   1.80%           6.54%
     Return After Taxes on Distributions
       and Sale of Fund Shares*             2.49%           5.94%
     NAREIT Equity Index/1/                 3.82%           8.95%



*After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------

1 The National Association of Real Estate Investment Trusts(R) is the national trade association for real estate companies. The index is unmanaged and investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

Fund Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Forward Uniplan Real Estate Investment Fund.

Shareholder Fees


As an investor in the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, you will be charged a transaction fee of $8.00 if you redeem shares by wire transfer.


             Shareholder Fees:
              (fees paid directly from your investment)
             -----------------------------------------------------
             Redemption Fee on shares sold or exchanged      2.00%
               (as a percentage of amount redeemed) within
               60 days of purchase

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.


             Annual Fund Operating Expenses:
               (expenses that are deducted from Fund assets)
            --------------------------------------------------------
             Management Fee                                   0.85 %
            --------------------------------------------------------
             Distribution (12b-1) Fees/1/                     0.20 %
            --------------------------------------------------------
             Other Expenses/2/                                1.04 %
            --------------------------------------------------------
             Total Annual Fund Operating Expenses             2.09 %
            --------------------------------------------------------
             Fee Waiver/3/                                   (0.20)%
            --------------------------------------------------------
             Net Expenses                                     1.89 %
            --------------------------------------------------------


-------------

1 The Fund's shareholders have adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets may be used to pay distribution fees.


2 The Fund has adopted a Shareholder Servicing Plan pursuant to which up to 0.10% of the Fund's average net assets could be used to pay shareholder servicing fees.

3 Fees have been restated to reflect that the Fund's Investment Advisor has contractually agreed to waive a portion of its fees from January 1, 2003 until April 30, 2003 in amounts necessary to limit the Fund's operating expenses to 1.99% of average daily net assets and from May 1, 2003 until January 1, 2004 in amounts necessary to limit the Fund's operating expenses to 1.89% of average daily net assets. For the three years following the year in which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.


Example

This example is intended to help you compare the costs of investing in the Forward Uniplan Real Estate Investment Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Forward Uniplan Real Estate Investment Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's total annual operating expenses remain the same and the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                     1 Year........................ $  192
                     3 Years....................... $  636
                     5 Years....................... $1,105
                     10 Years...................... $2,405

                  ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information applies to all of the Forward Funds.

.. Defensive Positions; Cash Reserves


Under adverse market conditions or to meet anticipated redemption requests, each Forward Fund may not follow its principal investment strategy and may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund's ability to achieve its investment objective.


.. Portfolio Turnover


Although each Fund's sub-advisor seeks to minimize the frequency with which portfolio securities are bought and sold (known as portfolio turnover) so as to avoid possible income tax consequences, portfolio turnover will not be a limiting factor when the sub-advisor believes portfolio changes are appropriate. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, and may increase the potential for more taxable dividends and distributions being paid to shareholders.


.. Derivatives


Some of the instruments in which the Forward Funds may invest may be referred to as "derivatives," because their value "derives" from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a "derivative" security. For our purposes, derivatives also include specially structured types of mortgage- and asset-backed securities and dollar denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. The Investment Advisor and sub-advisors take these risks into account in their management of the Funds.


Investing for hedging purposes may result in certain transaction costs which may reduce a Fund's performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against.

.. Illiquid Securities


Each Forward Fund may invest up to 15% of its net assets in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which a Fund has valued the investment.


.. Debt Securities


Debt securities in which the Forward Funds invest are subject to several types of investment risk. They may have market or interest rate risk which means their value will be affected by fluctuations in the prevailing interest rates. There may be credit risk, a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or "called" by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also suffer from event risk which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.


Generally, debt securities increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value.

.. Investment Grade Debt Securities and High Yield ("Junk") Bonds


Investment grade debt securities are securities rated at least Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the investment sub- advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. Except for the Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund which do not expect to invest more than 10% of their total assets in these types of securities, the Forward Funds do not anticipate investing more than 5% of their total assets in these types of securities.


.. When-Issued and Delayed-Delivery Transactions


The Forward Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Funds' custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.


.. Certain Other Strategies


Each of the Forward Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements, when-issued and delayed delivery transactions; and may purchase illiquid securities. The Forward Funds may also lend their portfolio securities. Please review the Statement of Additional Information if you wish to know more about these types of securities and their associated risks.

                            MANAGEMENT OF THE FUNDS


Investment Advisor



Forward Management, LLC ("Forward Management" or "Investment Advisor") serves as investment advisor to each of the Forward Funds. Forward Management is a registered investment advisor that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Directors of each of the respective Funds and each Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.



Forward Management has the authority to manage the Forward Funds, in accordance with the investment objectives, policies and restrictions of the Funds subject to general supervision of the Company's Board of Directors, but has delegated this authority to sub-advisors for all of the Funds. Forward Management also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Forward Funds since September 1998 and the Funds are its principal investment advisory clients.



Each Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:



     Fund                        Advisory Fee Paid to Advisor by Fund
     ----------------------------------------------------------------------
     Forward Hansberger
       International Growth Fund 0.85% up to $50 million
                                 0.75% over $50 million up to $100 million
                                 0.65% over $100 million up to $250 million
                                 0.60% over $250 million up to $500 million
                                 0.55% over $500 million

     Forward Hoover Small Cap    1.05%
       Equity Fund

     Forward Hoover Mini-Cap     1.05%
       Fund

     Forward Uniplan Real Estate 0.85% up to $100 million
       Investment Fund           0.80% over $100 up to $500 million
                                 0.70% over $500 million

For the fiscal year ended December 31, 2002, the Forward Funds paid the following aggregate advisory fees: the Forward Hansberger International Growth Fund 0.85%, the Forward Hoover Small Cap Equity Fund 1.05% and the Forward Uniplan Real Estate Investment Fund 0.85%.



The Funds pay these advisory fees to Forward Management, which in turn pays each sub-advisor a sub-advisory fee. Daily investment decisions are made by the sub-advisor to each Fund, whose investment experience is described below.



The Sub-Advisors



The Sub-Advisors manage the Forward Funds and make decisions with respect to, and place orders for, all purchases and sales of the Fund's securities, subject to the general supervision of the Board of Directors of the Forward Funds and in accordance with the investment objectives, policies and restrictions of the Funds.


Forward Hansberger International Growth Fund


Hansberger Global Investors, Inc. ("HGI") serves as the Sub-Advisor to the Forward Hansberger International Growth Fund. HGI, a wholly-owned subsidiary of Hansberger Group, Inc., with its principal offices at 515 East Las Olas Blvd., Fort Lauderdale, Florida 33301, conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2002, HGI had approximately $3.0 billion in assets under management. The Forward Hansberger International Growth Fund is team-managed and the portfolio team includes Thomas R.H. Tibbles, a Chartered Financial Analyst ("CFA"), Barry A. Lockhart, CFA and Patrick Tan. Mr. Tibbles joined HGI as Managing Director in 1999. From 1996 to 1999 he was the head of the Global Equity Team at Indago Capital Management in Toronto, which was an affiliate of Canada Life. The team managed C$2 billion of pension, foundation, segregated and insurance funds in five equity mandates: Global, International, European, Asia Pacific and U.S. Both Mr. Lockhart and Mr. Tan were part of the team with Mr. Tibbles at Indago Capital Management. Mr. Lockhart was a portfolio manager of foreign equities at Indago Capital Management from 1997 to 1999 and joined HGI in 1999. Mr. Tan was a global equity analyst at Indago Capital Management from 1994 to 1999 and joined HGI in 1999.

Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund



Hoover Investment Management Co., LLC ("Hoover") serves as Sub-Advisor for the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2002, Hoover managed $640 million in the small-capitalization sector for institutional and individual investors. Hoover was founded in 1997 by Irene G. Hoover, the Fund's portfolio manager. Ms. Hoover is the managing member of Hoover and has over 24 years of investment management experience.


From 1991-1997, Ms. Hoover was Director of Research and a member of the three-person investment committee at Jurika & Voyles, Inc., an investment management firm in Oakland, California. She is a Chartered Financial Analyst and holds a B.A. from Stanford University and an M.A. from Northwestern University.

Forward Uniplan Real Estate Investment Fund


Uniplan Real Estate Advisors, Inc. ("Uniplan") serves as Sub-Advisor for the Forward Uniplan Real Estate Investment Fund. Uniplan is a wholly-owned subsidiary of Uniplan Holdings, Inc. Uniplan is located at 8112 W. Blue Mound Road, Suite 101, Milwaukee, Wisconsin 53213-3356. Uniplan also provides investment advice to other mutual funds and individual and institutional clients with substantial investment portfolios. As of December 31, 2002, Uniplan and its affiliates managed and advised approximately $138 million in assets. Uniplan has been in the business of providing investment advisory services for over 16 years. Richard Imperiale is the Portfolio Manager for the Fund. He has been President of Uniplan since its inception in 1984. Mr. Imperiale holds a B.S. in finance from Marquette University Business School and has completed a postgraduate lecture series in corporate finance from the University of Chicago.

                              VALUATION OF SHARES


The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV"). The NAV of each Fund is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on each Business Day. A "Business Day" is a day on which the NYSE is open for trading. Currently, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To the extent that a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares.



The Forward Funds has a policy that contemplates the use of fair value pricing when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.


The NAV per share of each Fund fluctuates as the market value of that Fund's investments changes. NAV is calculated by taking the total value of a Fund's assets, subtracting its liabilities and then dividing by the number of shares that have already been issued. A Fund's assets are valued generally by using available market quotations or at fair value as determined in good faith by the Board of Directors.

                               PURCHASING SHARES

How to Buy Shares:

  Investor Shares

  Purchase Choices:


  .  Through your financial advisor

  .  Through our Distributor
  .  By Internet, Mail, Telephone or Wire


Individual investors can choose from the following methods to purchase shares of Forward Funds. Individual investors can purchase shares through a broker-dealer who has established a dealer or other appropriate agreement with the Distributor or the Funds, or through the Distributor directly. In addition, shares of the Forward Funds can be purchased at any time via the Internet, mail, telephone or wire. There are no initial sales loads for shares of the Funds.


  Minimum Initial Investment Amount:

  .  $2,500 for non-retirement accounts

  .  $1,000 for retirement and Coverdell Education Savings accounts


  .  $500 for Automatic Investment Plan Investments



  Automatic Investment Plan:



Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Forward Funds. The minimum initial investment amount is $500 and minimum subsequent investments are only $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify (the default will be the 20th of each month or the next Business Day if the 20th is not a Business Day). Please telephone (800) 999-6809 if you would like more information.

Subsequent investments for each Fund and class must be for $100 or more unless you have enrolled in the Forward Funds Automatic Investment Plan.
Broker-dealers may charge their customers a transaction or service fee.


  Institutional Shares        These shares are offered to certain investors of
                              the Forward Hoover Small Cap Equity Fund.


Certain financial institutions, pension or 401(k) plans, or investment advisors or individuals purchasing $100,000 or more of shares of the Forward Hoover Small Cap Equity Fund may elect to purchase Institutional Class Shares. Authorized firms may charge for certain shareholder services and should furnish clients who own Institutional Class shares with a schedule explaining the fees.



Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

                              ABOUT YOUR PURCHASE


When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a broker-dealer, the purchase price will be the NAV next determined, but only if the dealer receives the order and transmits it to Forward Funds. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to transmit your order before the daily pricing time, your right to that day's closing price must be settled between the broker-dealer and you. Purchases of shares of a Forward Fund will be effected only on a Business Day. An order received prior to the daily pricing time on any Business Day is processed at that day's NAV. An order received after the pricing time on any Business Day is processed at the NAV determined as of the pricing time on the next Business Day of the Funds.



Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Forward Funds, the Funds' distributor or your dealer can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.



To open an account you can mail a check or other negotiable bank draft in the minimum amounts described above (payable to the Forward Funds, Inc.) with a completed and signed Account Application form to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820. Call (800) 999-6809 for an Account Application form. A completed investment application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification numbers.



The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Forward Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.



Forward Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.



Forward Funds reserves the right to refuse any request to purchase shares.

                              EXCHANGE PRIVILEGE


You can exchange your shares of any Forward Fund for shares of the same class of any other Fund in the Forward Funds family of mutual funds or with a money market fund. Please check with Forward Funds to determine which money market funds are available. The Institutional Class of shares are not exchangeable. There are generally no fees for exchanges. However, if you exchange your shares 60 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. Before you decide to exchange shares, you should read the prospectus information about the Fund or money market fund involved in your exchange.



You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call the Transfer Agent at (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. In order to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold and may be modified, limited or terminated at any time by a Fund upon 60 days' written notice.



Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

                               REDEEMING SHARES


You may redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request by the Funds' distributor, Forward Funds or their agents. Redemptions may be made by check, wire transfer, telephone, mail or through the Internet. Forward Funds intends to redeem shares of each Forward Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets during any 90 day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.



If you sell or exchange your shares within 60 days or less after the purchase date, you will be charged a fee of 2.00% of the total redemption amount. This fee is retained by the Forward Funds to compensate the Forward Funds for the extra expense they incur because of short-term trading. In addition, the Forward Funds hope that the fee will discourage short-term trading of their shares. The fee is currently waived for pension funds, endowments, other institutional funds and other shareholders investing through omnibus accounts due to certain economies associated with these accounts. However, Forward Funds reserves the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Fund's future cost of processing redemptions. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) and for accounts that have been enrolled in the Automatic Investment Plan for more than 60 days. The redemption fee may be modified or discontinued at any time or from time to time.



Medallion Signature Guarantee



A Medallion Signature Guarantee verifies the authenticity of a shareholder's signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agencies, savings associations or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.



Medallion Signature Guarantees help ensure that major transactions or changes to a shareholder's account are in fact authorized by the shareholder. If the proceeds of a redemption are greater than $50,000, are to be paid to someone other than the registered holder or to other than the shareholder's address of record or if the shares are to be transferred, a Medallion Signature Guarantee is required. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.



The Medallion Signature Guarantees are not required for shares when an application is on file with the Transfer Agent, payment is to be made to the shareholder of record at the shareholder's address of record and the proceeds of the redemption are $50,000 or less. The Transfer Agent reserves the right to reject any Medallion Signature Guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.


By Wire Transfer


You can arrange for the proceeds of redemption to be sent by Federal wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. If a request for expedited wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven (7) days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Once authorization is on file,

Forward Funds will honor requests by any person identifying himself or herself as the owner of an account or the owner's broker by telephone at (800) 999-6809 or by written instructions. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with a Medallion Signature Guarantee to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820. This redemption option does not apply to shares held in broker "street name" accounts. A wire transfer fee of $8.00 will be charged by the Forward Funds and the fee is specified for each Fund in the Expense Table.


By Telephone


You may redeem your shares by telephone if you choose that option on your Account Application Form. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. You may have the proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments by wire will be transmitted on the next Business Day.



Forward Funds's Account Application Form provides that neither Forward Management, the Transfer Agent, the Sub-Advisors, Forward Funds, Inc. nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine by the Funds' administrator. Forward Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If you are unable to contact the Funds by telephone, you may also mail the redemption request to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.


By Mail


To redeem by mail, you must send a written request for redemption to the Transfer Agent. The Transfer Agent's address is P.O. Box 9820, Providence, Rhode Island 02940-9820. The Transfer Agent will require a Medallion Signature Guarantee. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. You may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, you must send a written request to the Transfer Agent. In connection with that request, the Transfer Agent will require a Medallion Signature Guarantee.




By Systematic Withdrawal


You may elect to have monthly electronic transfers ($100 minimum) made to your bank checking account from your Forward Fund account. The Fund account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated checking account or a check will be mailed to the address of record (the default date is the 20th day of each month or the next Business Day if the 20th is not a Business Day). No redemption fee will be imposed on such systematic withdrawals.

Payments to Shareholders

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven (7) days after receipt of a valid request for redemption.


At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Forward Funds intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer of Federal funds. Forward Funds intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment for certain large redemptions may be made wholly or partly in portfolio securities which have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.


                             INTERNET TRANSACTIONS


You may purchase and redeem shares of the Forward Funds through the Internet. Please note that to purchase Fund shares through the Internet you must be an existing shareholder of a Fund and your account must be bank ACH active. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact Forward Funds at (800) 999-6809 to obtain a password and a Personal Identification Number ("PIN"). Second, visit the Forward Funds' web site at http://www.forwardfunds.com and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about Forward Funds and specific information about your accounts is also available on the web site.


                  DISTRIBUTION AND SHAREHOLDER SERVICE PLANS


Forward Funds has adopted a distribution plan under Rule 12b-1 (the "Plan") which allows each of the Forward Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund's average daily net assets. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of its shares. In addition, payments under the Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost more than other types of sales charges. Shareholders owning Institutional Class shares of the Forward Hoover Small Cap Equity Fund will not be subject to the Plan or any 12b-1 fees. Forward Funds has adopted a Shareholder Service Plan with respect to the shares of each of the Forward Funds. Under the Shareholder Service Plan, each Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets of a Fund. Shareholders owning Institutional Class shares of the Forward Hoover Small Cap Equity Fund will not be subject to the Plan or a Shareholder Service fee.


                              DIVIDENDS AND TAXES


The Forward Hansberger International Growth, Forward Hoover Small Cap Equity and Forward Hoover Mini-Cap Funds expect to pay dividends of net investment income and capital gain distributions annually. The Forward Uniplan Real Estate Investment Fund expects to declare and pay income dividends monthly and capital gain distributions annually. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call our shareholder services group at (800) 999-6809 or write to us at Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.


Federal Taxes


The following information is meant only as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular Federal, state and local or foreign tax consequences to you of investing in a Forward Fund.



Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution will be the same for all of a Fund's shareholders. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate (currently, the maximum such rate is 20%).

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until you begin making withdrawals from the account. These accounts are subject to complex tax rules. You should consult your tax adviser about investment through a tax-deferred account.


There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund's shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.



As with all mutual funds, a Fund may be required to withhold U.S. Federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Investment in Real Estate Investment Trusts

The Forward Uniplan Real Estate Investment Fund plans to invest in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.


REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends-received deductions and are taxable as ordinary income to the extent of the REIT's earnings and profits. Distributions in excess of a REIT's earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder's cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Forward Uniplan Real Estate Investment Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund's distributions may also be designated as a return of capital.


REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Forward Uniplan Real Estate Investment Fund to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

                              GENERAL INFORMATION

Shareholder Communications


You may obtain current price, yield and other performance information on any of the Forward Funds between the hours of 9:00 a.m. and 5:00 p.m. Eastern time by calling (800) 999-6809 from any touch-tone telephone. You can request shareholder reports that contain performance information. These are available free of charge.



Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about Forward Funds write to Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820, or call toll free at (800) 999-6809.



You should rely only on the information provided in this Prospectus and the Statement of Additional Information concerning the offering of the Forward Funds' shares. We have not authorized anyone to give any information that is not already contained in this Prospectus. Shares of the Forward Funds are offered only where the sale is legal.


                             FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Funds' financial performance and other financial information for the period of the Forward Funds' operations. Financial information for the Forward Hoover Mini-Cap Fund is not included as that Fund commenced operations on January 1, 2003. Certain information reflects financial results for a single Fund share. "Total Return" shows how much an investment in each Fund increased assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers, LLP, Forward Funds' independent accountants, for the years ended December 31, 2001 and 2002 and by other independent accountants for the prior periods. The report of PricewaterhouseCoopers, LLP, along with the Funds' financial statements, are included in the Funds' Annual Report which was filed with the Securities and Exchange Commission on March 10, 2003 and is available upon request.

FINANCIAL HIGHLIGHTS
For a Fund Share Outstanding Throughout the Period.




                                                                Forward Hansberger International Growth Fund
                                                               Year      Year      Year      Year      Period
                                                              Ended     Ended     Ended     Ended      Ended
                                                             12/31/02  12/31/01  12/31/00  12/31/99 12/31/98/(a)/
Net Asset Value, Beginning of Period                         $  9.63   $ 12.18   $ 13.93   $ 11.29    $ 10.00
Income/(loss) from Operations:
 Net investment income/(loss)                                  (0.04)    (0.04)    (0.12)     0.21       0.02
 Net realized and unrealized gain/(loss) on investments        (1.38)    (2.51)    (1.63)     2.63       1.30
                                                             -------   -------   -------   -------    -------
   Total from Operations                                       (1.42)    (2.55)    (1.75)     2.84       1.32
                                                             -------   -------   -------   -------    -------
Less Distributions:
 From net investment income                                       --        --        --     (0.20)     (0.02)
 In Excess of net investment income                               --        --        --        --      (0.01)
                                                             -------   -------   -------   -------    -------
   Total Distributions                                            --        --        --     (0.20)     (0.03)
                                                             -------   -------   -------   -------    -------
Redemption fees added to paid in capital /+/                     -- +       --        --        --         --
                                                             -------   -------   -------   -------    -------
Net increase/(decrease) in net asset value                     (1.42)    (2.55)    (1.75)     2.64       1.29
                                                             -------   -------   -------   -------    -------
Net Asset Value, End of Period                               $  8.21   $  9.63   $ 12.18   $ 13.93    $ 11.29
                                                             =======   =======   =======   =======    =======
Total Return                                                  (14.75)%  (20.94)%  (12.56)%   25.15%     13.23%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)                           $15,322   $17,979   $22,763   $25,887    $23,170
Ratios to average net assets:
 Net investment income/(loss) including reimbursement/waiver   (0.44)%   (0.33)%   (0.87)%    1.65%      0.87%*
 Operating expenses including reimbursement/waiver              1.95%     1.68%     1.68%     1.60%      1.60%*
 Operating expenses excluding reimbursement/waiver              2.43%     2.47%     2.10%     2.30%      2.46%*
Portfolio turnover rate                                           37%       64%      167%       31%         8%

--------------

/+/ Shares exchanged or redeemed after holding them 60 days or less after the purchase date incur a fee of 2.00% of the total redemption amount.


+  Amount represents less than $0.01 per share.


*  Annualized.


(a) The Fund commenced operations on October 1, 1998.

FINANCIAL HIGHLIGHTS
For a Fund Share Outstanding Throughout the Period.




                                                                                Forward Hoover Small Cap Equity Fund
                                                                 Investor  Institutional  Investor  Investor  Investor
                                                                  Class        Class       Class     Class     Class
                                                                   Year       Period        Year      Year      Year
                                                                  Ended        Ended       Ended     Ended     Ended
                                                                 12/31/02  12/31/02/(c)/  12/31/01  12/31/00  12/31/99
Net Asset Value, Beginning of Period                             $ 14.78      $ 14.12    $  14.26   $ 12.19   $ 11.40
Income/(loss) from Operations:
   Net investment income/(loss)                                    (0.18)       (0.08)      (0.14)    (0.11)    (0.07)
   Net realized and unrealized gain/(loss) on investments          (2.55)       (1.94)       0.75      2.29      0.86
                                                                 -------      -------    --------   -------   -------
     Total from Operations                                         (2.73)       (2.02)       0.61      2.18      0.79
                                                                 -------      -------    --------   -------   -------
Less Distributions:
   From net investment income                                         --           --          --        --       -- +
   In Excess of net investment income                                 --           --          --        --       -- +
   From capital gains                                                 --           --       (0.09)    (0.11)       --
   Tax return of capital                                                                      -- +       --        --
                                                                 -------      -------    --------   -------   -------
     Total Distributions                                              --           --       (0.09)    (0.11)      -- +
                                                                 -------      -------    --------   -------   -------
Redemption fees added to paid in capital/+/                          -- +         -- +         --        --        --
                                                                 -------      -------    --------   -------   -------
Net increase/(decrease) in net asset value                         (2.73)       (2.02)       0.52      2.07      0.79
                                                                 -------      -------    --------   -------   -------
Net Asset Value, End of Period                                   $ 12.05      $ 12.10    $  14.78   $ 14.26   $ 12.19
                                                                 =======      =======    ========   =======   =======
Total Return                                                      (18.47)%     (14.31)%      4.27%    17.88%     7.03%
Ratios/Supplemental Data:
   Net Assets, End of Period (000's)                             $91,979      $   214    $115,546   $96,858   $46,748
Ratios to average net assets:
   Net investment income/(loss) including reimbursement/waiver     (1.30)%      (1.13)%*    (1.04)%   (1.06)%   (0.54)%
   Operating expenses including reimbursement/waiver                1.85%        1.85%*      1.65%     1.64%     1.45%
   Operating expenses excluding reimbursement/waiver                1.89%        1.85%*      1.99%     1.99%     2.00%
Portfolio turnover rate                                              147%         147%        140%      183%      134%



                                                                   Investor
                                                                    Class
                                                                    Period
                                                                    Ended
                                                                 12/31/98/(a)/
Net Asset Value, Beginning of Period                               $ 10.00
Income/(loss) from Operations:
   Net investment income/(loss)                                        -- +
   Net realized and unrealized gain/(loss) on investments             1.41
                                                                   -------
     Total from Operations                                            1.41
                                                                   -------
Less Distributions:
   From net investment income                                          -- +
   In Excess of net investment income                                (0.01)
   From capital gains                                                   --
   Tax return of capital                                                --
                                                                   -------
     Total Distributions                                             (0.01)
                                                                   -------
Redemption fees added to paid in capital/+/                             --
                                                                   -------
Net increase/(decrease) in net asset value                            1.40
                                                                   -------
Net Asset Value, End of Period                                     $ 11.40
                                                                   =======
Total Return                                                         13.99%
Ratios/Supplemental Data:
   Net Assets, End of Period (000's)                               $31,838
Ratios to average net assets:
   Net investment income/(loss) including reimbursement/waiver        0.21%*
   Operating expenses including reimbursement/waiver                  1.45%*
   Operating expenses excluding reimbursement/waiver                  3.19%*
Portfolio turnover rate                                                 23%

------------------

 /+/ Shares exchanged or redeemed after holding them 60 days or less after the purchase date incur a fee of 2.00% of the total redemption amount.



 *  Annualized.



 +  Amount represents less than $0.01 per share.



(a) The Forward Hoover Small Cap Equity Fund Investor Class commenced operations on October 1, 1998.



(c) The Forward Hoover Small Cap Equity Fund Institutional Class commenced operations on June 6, 2002.

FINANCIAL HIGHLIGHTS
For a Fund Share Outstanding Throughout the Period.


                                                             Forward Uniplan Real Estate Investment Fund
                                                               Year      Year      Year       Period
                                                              Ended     Ended     Ended       Ended
                                                             12/31/02  12/31/01  12/31/00  12/31/99/(b)/
Net Asset Value, Beginning of Period                         $ 11.43   $ 10.91   $  8.79      $10.00
Income/(loss) from Operations:
 Net investment income                                          0.44      0.52      0.48        0.41
 Net realized and unrealized gain/(loss) on investments        (0.02)     0.70      2.04       (1.24)
                                                             -------   -------   -------      ------
   Total from Operations                                        0.42      1.22      2.52       (0.83)
                                                             -------   -------   -------      ------
Less Distributions:
 From net investment income                                    (0.44)    (0.44)    (0.36)      (0.38)
 From capital gains                                            (0.17)    (0.18)      -- +         --
 Tax return of capital                                            --     (0.08)    (0.04)         --
                                                             -------   -------   -------      ------
   Total Distributions                                         (0.61)    (0.70)    (0.40)      (0.38)
                                                             -------   -------   -------      ------
Redemption fees added to paid in capital /+/                     -- +       --        --          --
                                                             -------   -------   -------      ------
Net increase/(decrease) in net asset value                     (0.19)     0.52      2.12       (1.21)
                                                             -------   -------   -------      ------
Net Asset Value, End of Period                               $ 11.24   $ 11.43   $ 10.91      $ 8.79
                                                             =======   =======   =======      ======
Total Return                                                    3.56%    11.31%    29.21%      (9.10)%
Ratios/Supplemental Data:
 Net Assets, End of Period (000's)                           $23,456   $15,085   $13,480      $4,568
Ratios to average net assets:
 Net investment income/(loss) including reimbursement/waiver    4.03%     4.63%     5.09%       5.64%*
 Operating expenses including reimbursement/waiver              1.94%     1.80%     1.79%       1.80%*
 Operating expenses excluding reimbursement/waiver              2.09%     2.41%     2.61%       4.02%*
Portfolio turnover rate                                           22%        7%       18%          0%

------------------

 /+/ Shares exchanged or redeemed after holding them 60 days or less after the purchase date incur a fee of 2.00% of the total redemption amount.



 +  Amount represents less than $0.01 per share.





 * Annualized.





(b) The Fund commenced operations on May 10, 1999.

FORWARD FUNDS, INC.
Forward Hansberger International Growth Fund
Forward Hoover Small Cap Equity Fund
Forward Hoover Mini-Cap Fund
Forward Uniplan Real Estate Investment Fund

INVESTMENT ADVISOR
Forward Management, LLC

SUB-ADVISORS
Hansberger Global Investors, Inc.
  (Forward Hansberger International
  Growth Fund)
Hoover Investment Management Co., LLC
  (Forward Hoover Small Cap Equity Fund and
  Forward Hoover Mini-Cap Fund)
Uniplan Real Estate Advisors, Inc.
  (Forward Uniplan Real Estate Investment Fund)

ADMINISTRATOR
PFPC Inc.

DISTRIBUTOR
PFPC Distributors, Inc.

COUNSEL
Dechert

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
PFPC Inc.

FORWARDFUNDS

.. FORWARD HANSBERGER
  INTERNATIONAL GROWTH FUND

.. FORWARD HOOVER SMALL CAP
  EQUITY FUND

.. FORWARD HOOVER
  MINI-CAP FUND

.. FORWARD UNIPLAN REAL
  ESTATE INVESTMENT FUND

WANT MORE INFORMATION?
You can find out more about our Funds by reviewing the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports list the holdings of each Fund, describe each Fund's performance, include the Fund's financial statements, and discuss the market conditions and strategies that significantly affected the Funds' performance.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information ("SAI") contains additional and more detailed information about each Fund, and is considered a part of this Prospectus.

HOW DO I OBTAIN A COPY OF THESE DOCUMENTS?
By following one of the four procedures below:
1. Call or write, and copies will be sent to you free of charge:
   Forward Funds, Inc.
   433 California Street, 11th Floor
   San Francisco, CA 94104
   (800) 999-6809
2. Call or write to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.
   Public Reference Section of the SEC
   Washington, D.C. 20549-6009
   (202) 942-8090
3. Go to the EDGAR database on the SEC's web site at www.sec.gov and download a free text-only copy.
4. After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

[Recycled Bug Logo]
Printed on recycled paper using soy based inks

[Printed with Soyink Logo]

[SEC File Number: 811-8419]                                           FFPRO 5/03

[LOGO OF SIERRA CLUB]

[IMAGE OF MOUNTAIN]

Protecting the wildlands. Buying a home. Keeping our water clean. Saving for college. Preserving our forests. Traveling abroad. Reducing global warming. Helping parents.

Sierra Club Stock Fund

Sierra Club Balanced Fund

Prospectus

May 1, 2003

THE SIERRA CLUB is America's oldest, largest and most influential grassroots environmental organization. The Club's 700,000 members and countless other Club supporters and environmental advocates understand the value and urgency of the Sierra Club message:

Explore, enjoy and protect the planet.

Sierra Club Mutual Funds present a new way for people to support these goals while investing for their future. Forward Management, LLC, the mutual funds' advisor, developed a mutual fund family that:

1)  helps you pursue your investment goals

2)  invests in companies that meet environmental guidelines

3)  supports the programs of the Sierra Club

The no-load Sierra Club Funds only invest in companies that meet our high threshold for environmental responsibility. Take a new approach with your investment strategy.

Invest with your brain and heart.

Invest for our planet.

This cover is not part of the prospectus.

THE SIERRA CLUB FUNDS

  Sierra Club Balanced Fund
  Sierra Club Stock Fund


Prospectus dated May 1, 2003


                                   Overview

The Sierra Club Funds give investors the ability to pursue their financial goals while supporting companies that have exhibited responsible environmental and social practices.


The Sierra Club Funds and Forward Management, LLC ("Forward Management" or the "Investment Advisor") are focused on achieving the following goals:


  .  helping shareholders meet their long-term investment objectives
  . investing only in companies that meet environmental and social guidelines . contributing part of the Investment Advisor's proceeds to support the
     Sierra Club's role in preserving our planet


Investment companies and investors can play critical roles in aligning corporate interests with environmental and social aims. The Sierra Club Funds give you the opportunity to make a contribution to your financial future while helping to preserve and protect the planet.


Investing In Mutual Funds


The Sierra Club Funds are mutual funds. The Sierra Club Funds employ professionals to manage the investments made on behalf of the persons who invest in them, the shareholders of the mutual fund. Like other mutual funds, the Sierra Club Funds try to meet their stated investment goals, but there is no guarantee that the goals will be met. Investments in the Sierra Club Funds are not bank deposits; they are not insured by the FDIC, the Federal government or any other agency.



The two Sierra Club Funds offered by this Prospectus are series of Forward Funds, Inc. ("Forward Funds" or the "Company"), which offers six different portfolios. The four portfolios not discussed in this Prospectus are offered by a separate prospectus, which is available upon request.


You should understand that an investment in the Sierra Club Funds involves certain risks, including the loss of some or all of your investment.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. It is a criminal offense to say otherwise.

                               TABLE OF CONTENTS


                                                                       Page
                                                                       ----
     SIERRA CLUB BALANCED FUND........................................   2
        Objective.....................................................   2
        Principal Investment Strategy - Investing in a Combination of
          Equity and Fixed-Income Securities..........................   2
        What are the Principal Risks of Investing in the Sierra Club
          Balanced Fund?..............................................   3
        Performance History...........................................   4
        Fees and Expenses.............................................   4
     SIERRA CLUB STOCK FUND...........................................   7
        Objective.....................................................   7
        Principal Investment Strategies - Investing in Stocks of
          Domestic and Foreign Companies..............................   7
        What are the Principal Risks of Investing in the Sierra Club
          Stock Fund?.................................................   8
        Performance History...........................................   9
        Fees and Expenses.............................................  10
     ADDITIONAL INVESTMENT STRATEGIES AND RISKS.......................  13
     ENVIRONMENTAL AND SOCIAL EVALUATION PROCESS......................  15
     PROXY VOTING.....................................................  16
     MANAGEMENT OF THE FUNDS..........................................  17
        Investment Advisor............................................  17
        The Sub-Advisors..............................................  18
     VALUATION OF SHARES..............................................  20
     PURCHASING SHARES................................................  21
        How to Buy Shares.............................................  21
     ABOUT YOUR PURCHASE..............................................  22
     EXCHANGE PRIVILEGE...............................................  23
     REDEEMING SHARES.................................................  24
        Medallion Signature Guarantee.................................  24
        By Wire Transfer..............................................  25
        By Telephone..................................................  26
        By Mail.......................................................  27
        By Systematic Withdrawal......................................  27

                    Payments to Shareholders............... 27
                 INTERNET TRANSACTIONS..................... 29
                 DISTRIBUTION AND SHAREHOLDER SERVICE PLANS 29
                 DIVIDENDS AND TAXES....................... 30
                    Federal Taxes.......................... 30
                 GENERAL INFORMATION....................... 31
                    Shareholder Communications............. 31
                 FINANCIAL HIGHLIGHTS...................... 32

                           SIERRA CLUB BALANCED FUND

Objective

The Sierra Club Balanced Fund seeks to achieve a competitive total return through capital appreciation and current income. The Fund actively manages a portfolio of stocks and fixed-income securities that satisfy environmental and social criteria.

Principal Investment Strategy - Investing in a Combination of Equity and Fixed-Income Securities


The Sierra Club Balanced Fund invests approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents. Although this 60/40 ratio may vary, the Fund will normally invest at least 25% of its assets in stocks and 25% of its assets in fixed-income securities. By holding both stocks and bonds, the Fund seeks a balance between capital gains from capital appreciation and current income from interest and dividends. Equity investments include common stocks of domestic and foreign companies. The Fund may also invest in preferred and convertible securities. Fixed-income securities include U.S. government securities and investment grade bonds issued by U.S. corporations. The Fund may invest up to 20% of its assets in foreign securities. The Fund may also invest in mortgage-backed and asset-backed securities. The fixed-income portion of the portfolio has an intermediate term duration which ranges from three to five years; and has a laddered maturity schedule which means that the portfolio is structured so that a certain percentage of the securities will mature each year.


The Fund employs a "multi-style, multi-manager" approach by allocating portions of the Fund to be managed by different sub-advisors who employ distinct investment styles. The Fund has two sub-advisors, Harris Bretall Sullivan & Smith L.L.C. ("Harris Bretall") and New York Life Investment Management LLC ("NYLIM").

Harris Bretall seeks to invest in companies which will achieve superior earnings growth over time. Harris Bretall selects high quality, growth-oriented stocks with attractive fundamental characteristics and a minimum market capitalization of $3 billion. Harris Bretall has followed this investment philosophy since it was founded in 1971. Harris Bretall examines a number of macroeconomic factors including interest rate, yield curve and sector allocation to evaluate the fixed-income markets. Extensive quantitative analysis is then used to create a portfolio of securities with the highest perceived value given the market conditions.

NYLIM generally invests in "value stocks" of companies with market capitalization above $500 million. "Value stocks" are those it determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the equity market. NYLIM applies quantitative and statistical methods to analyze the relative quality and value of the stocks. NYLIM selects fixed-income securities based on their credit quality and duration. NYLIM will hold a bond to maturity (or call date, if applicable). NYLIM may sell the bond sooner if it falls below investment grade which is BBB by S&P or Baa by Moody's, or if unrated, determined by NYLIM to be of comparable quality. The Fund may also sell the bond if NYLIM receives other adverse information about an issuer.


The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. See "Environmental and Social Evaluation Process."


What are the Principal Risks of Investing in the Sierra Club Balanced Fund?

As with any investment, an investment in the Sierra Club Balanced Fund may cause you to lose some or all of the money you invested. Because the securities in which the Sierra Club Balanced Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease.

The Fund may be subject to the following risks:

  . The prices of stocks or bonds could decline due to political, economic, regulatory or market risks

  . A sub-advisor's allocation among different sectors of the stock and bond markets might not perform as well as expected

  .  The individual stocks and bonds in the Fund may under-perform the market

For the fixed-income portion of the Fund:


  . A sub-advisor's forecast of the direction of interest rates might be incorrect

  . The credit quality of a bond or fixed-income holding could deteriorate as a result of a bankruptcy or extended losses

For the foreign securities held in the Fund:

  . There could be risks relating to political, social and economic developments abroad
  . There are differences in the regulatory environments between the U.S. and foreign companies and markets
  . Foreign markets may be less liquid than the U.S. markets and there is potential currency risk associated with securities that trade in currencies other than the U.S. dollar

For the Fund's environmental and social guidelines:


  . Because of the Fund's strict environmental and social screens, the sub-advisors may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for environmental or social reasons when it is otherwise disadvantageous to do so

  . The implementation of these guidelines may result in the Fund investing more or less in a specific sector of the economy relative to the benchmark

You should consider your own investment goals, time horizon and risk tolerance before investing in the Sierra Club Balanced Fund.

Performance History

Since the Fund commenced operations on January 1, 2003, there are no performance figures reflecting the Fund's performance.

Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Sierra Club Balanced Fund.

Shareholder Fees


As an investor in the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, you will be charged a transaction fee of $8.00 if you redeem shares by wire transfer.



            Shareholder Fees (fees paid directly from your
              investment):
            --------------------------------------------------------
            Redemption Fee on shares sold or exchanged (as a
              percentage of amount redeemed) within 60 days of
              purchase                                         2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio which is a percentage of average daily net assets.



           Annual Fund Operating Expenses (expenses that are
             deducted from Fund assets)
           ---------------------------------------------------------
           Management Fee/1/                                  0.94%
           ---------------------------------------------------------
           Distribution (12b-1) Fees/2, 4/                    0.25%
           ---------------------------------------------------------
           Other Expenses/3, 4/                               1.14%
           ---------------------------------------------------------
           Total Annual Fund Operating Expenses               2.33%
           ---------------------------------------------------------
           Fee Waiver/5/                                     (0.49)%
           ---------------------------------------------------------
           Net Expenses                                       1.84%


--------------

1 The Investment Advisor has agreed to pay the Sierra Club a royalty fee equal to 12% to 20% of the Investment Advisor's management fee on a graduated scale.

2 The Fund's shareholders have adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets may be used to pay distribution fees.


3 The Fund has adopted a Shareholder Servicing Plan of which up to 0.10% of the Fund's average daily net assets could be used to pay shareholder servicing fees.

4  The expenses are based on estimated amounts for the current fiscal year.



5 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2004 in amounts necessary to limit the Fund's operating expenses to 1.84% of average daily net assets. For the three years following the year in which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.


Example

This example is intended to help you compare the costs of investing in the Sierra Club Balanced Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Sierra Club Balanced Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 Year.... $187
                                3 Years... $681

                            SIERRA CLUB STOCK FUND

Objective

The Sierra Club Stock Fund seeks to achieve high total return by investing in stocks that meet environmental and social criteria.

Principal Investment Strategies - Investing in Stocks of Domestic and Foreign Companies

The Sierra Club Stock Fund invests at least 80% of its assets in stocks (common, preferred and convertible securities). The Fund may invest up to 20% of its assets in foreign securities.

The Fund employs a "multi-style, multi-manager" approach by allocating portions of the Fund to be managed by different sub-advisors who employ distinct investment styles. The Fund has two sub-advisors, Harris Bretall Sullivan & Smith L.L.C. ("Harris Bretall") and New York Life Investment Management LLC ("NYLIM").

Harris Bretall seeks to invest in companies which will achieve superior earnings growth over time. Harris Bretall selects high quality, growth-oriented stocks with attractive fundamental characteristics and a minimum market capitalization of $3 billion. Harris Bretall has followed this investment philosophy since it was founded in 1971.

NYLIM generally invests in "value stocks" of companies with market capitalization above $500 million. "Value stocks" are those it determines (1) have strong or improving fundamental characteristics (such as margins, working capital, leverage, cash flow, returns on equity and assets) and (2) have been overlooked by the marketplace so that they are undervalued or "underpriced" relative to the rest of the equity market. NYLIM applies quantitative and statistical methods to analyze the relative quality and value of the stocks.


The Fund seeks to conduct its investment activities in a manner consistent with the principles and standards adopted by the Sierra Club. See "Environmental and Social Evaluation Process."

What are the Principal Risks of Investing in the Sierra Club Stock Fund?

As with any investment, an investment in the Sierra Club Stock Fund may cause you to lose some or all of the money you invested. Because the securities in which the Sierra Club Stock Fund invests may decrease in value, the net asset value of the Fund may decrease and the value of your investment may also decrease.

The Fund may be subject to the following risks:

  . The prices of stocks could decline due to political, economic, regulatory or market risks
  .  The individual stocks in the Fund may under-perform the market

For the foreign securities held in the Fund:

  . There could be risks relating to political, social and economic developments abroad
  . There are differences in the regulatory environments between the U.S. and foreign companies and markets
  . Foreign markets may be less liquid than the U.S. markets and there is potential currency risk associated with securities that trade in currencies other than the U.S. dollar

For the Fund's environmental and social guidelines:


  . Because of the Fund's strict environmental and social screens, the sub-advisors may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for environmental or social reasons when it is otherwise disadvantageous to do so

  . The implementation of these guidelines may result in the Fund investing more or less in a specific sector of the economy relative to the benchmark

You should consider your own investment goals, time horizon and risk tolerance before investing in the Sierra Club Stock Fund.

Performance History

The chart below shows the Fund's annual total return for the years indicated, together with the best and worst quarters during those years. The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and for the life of the Fund compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past results (before and after taxes) are not an indication of future performance.

                                    [CHART]

1999    19.50%
2000    -3.81%
2001   -13.71%
2002   -23.74%



                        Best Quarter (12/31/99)   14.66%
                        Worst Quarter (9/30/02) (20.11)%



    Average Annual Total Returns (For
    the periods ended December 31, 2002) 1 Year   Since Inception (10/1/98)
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    Sierra Club Stock Fund/1/
    Return Before Taxes                  (23.74)%           (2.07)%
    Return After Taxes on Distributions* (23.74)%           (3.04)%
    Return After Taxes on Distributions
      and Sale of Fund Shares*           (14.58)%           (1.71)%
    S&P 500(R) Index/2/                  (23.37)%           (3.35)%



*After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------

1 New York Life Investment Management LLC and Harris Bretall Sullivan & Smith L.L.C. have been the Fund's sub-advisors since January 1, 2003. Prior to that time the Fund was managed by a different sub-advisor and was not subject to the Sierra Club's environmental and social evaluation process.

2 The S&P 500(R) Index is an unmanaged index of the 500 largest stocks in market capitalization in the U.S. Investors cannot invest directly in the index. The index figures do not reflect any deduction for fees, expenses or taxes.

Fees and Expenses

The following information describes the fees and expenses that you may pay if you buy and hold shares of the Sierra Club Stock Fund.

Shareholder Fees


As an investor in the Fund, generally you do not pay any sales loads. If you sell or exchange your shares within 60 days or less after the purchase date you will be charged a redemption fee of 2.00% of the total redemption amount. In addition, you will be charged a transaction fee of $8.00 if you redeem shares by wire transfer.


Shareholder Fees (fees paid directly from your
  investment):
--------------------------------------------------------
Redemption Fee on shares sold or exchanged (as a
  percentage of amount redeemed) within 60 days of
  purchase                                         2.00%

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund's average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio which is a percentage of average daily net assets.


Annual Fund Operating Expenses (expenses that are
  deducted from Fund assets)
---------------------------------------------------------
Management Fee/1, 2/                                1.00%
---------------------------------------------------------
Distribution (12b-1) Fees/3/                        0.12%
---------------------------------------------------------
Other Expenses/4/                                   6.02%
---------------------------------------------------------
Total Annual Fund Operating Expenses                7.14%
---------------------------------------------------------
Fee Waiver/5/                                     (5.30)%
---------------------------------------------------------
Net Expenses                                        1.84%


--------------
1 The Investment Advisor has agreed to pay the Sierra Club a royalty fee equal to 12% to 20% of the Investment Advisor's management fee on a graduated scale.


2  Reflects the restatement of current fees at 1.00% as of January 1, 2003.



3 The Fund's shareholders have adopted a Distribution Plan of which up to 0.25% of the Fund's average daily net assets may be used to pay distribution fees.



4 The Fund has adopted a Shareholder Servicing Plan of which up to 0.10% of the Fund's average daily net assets could be used to pay shareholder servicing fees.



5 The Fund's Investment Advisor has contractually agreed to waive a portion of its fees until January 1, 2004 in amounts necessary to limit the Fund's operating expenses to 1.84% of average daily net assets. For the three years following the year in which the expense was incurred, the Investment Advisor is entitled to a reimbursement from the Fund of any fees waived under this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations.


Example

This example is intended to help you compare the costs of investing in the Sierra Club Stock Fund with the costs of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Sierra Club Stock Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                     1 Year........................ $  187
                     3 Years....................... $1,629
                     5 Years....................... $3,009
                     10 Years...................... $6,211

                  ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information applies to each of the Sierra Club Funds.

.. Defensive Positions, Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, each Sierra Club Fund may not follow its principal investment strategy. Under such conditions, each Fund may invest without limit in money market securities, U.S. government obligations and short-term debt securities. This could have a negative effect on a Fund's ability to achieve its investment objective.

.. Portfolio Turnover


Although the sub-advisors seek to minimize the frequency with which portfolio securities are bought and sold (known as portfolio turnover) so as to avoid possible income tax consequences, portfolio turnover will not be a limiting factor when the sub-advisors believe portfolio changes are appropriate. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs which will be borne directly by a Fund, and may increase the potential for more taxable dividends and distributions being paid to shareholders.


.. Derivatives


Some of the instruments in which the Sierra Club Funds may invest may be referred to as "derivatives," because their value "derives" from the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, swap agreements and similar instruments. There is limited consensus as to what constitutes a "derivative" security. For our purposes, derivatives also include specially structured types of mortgage- and asset-backed securities and dollar-denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other instruments, and each type of derivative instrument may have its own special risks. The Investment Advisor and sub-advisors take these risks into account in their management of the Funds.


Investing for hedging purposes may result in certain transaction costs which may reduce a Fund's performance. In addition, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency that it is being hedged against.

.. Illiquid Securities

Each Sierra Club Fund may invest up to 15% of its net assets in illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which a Fund has valued the investment.

.. Debt Securities

Debt securities in which the Sierra Club Funds invest are subject to several types of investment risk. They may have market or interest rate risk which means their value will be affected by fluctuations in the prevailing interest rates. There may be credit risk, a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or "called" by the issuer before they mature. The Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also suffer from event risk which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Generally, debt securities increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value.

.. Investment Grade Debt Securities and High Yield ("Junk") Bonds

Investment grade debt securities are securities rated at least Baa by Moody's Investor Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the investment sub- advisors. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal, but their capacity is more likely than higher grade debt securities to be weakened if there is a change in economic conditions or other circumstances.

High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. The Sierra Club Funds do not anticipate investing more than 5% of their total assets in these types of securities.

.. When-Issued and Delayed-Delivery Transactions


The Sierra Club Funds may purchase securities on a when-issued and delayed-delivery basis. When a Fund agrees to purchase securities, the Funds' custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account to cover its obligation. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss an advantageous price or yield. A Fund may, however, sell a when-issued security prior to the settlement date.


.. Certain Other Strategies


Each of the Sierra Club Funds may directly purchase particular types of debt and equity securities, such as corporate debt securities, convertible securities, depositary receipts, loan participations and assignments, mortgage and other asset-backed securities, certificates of deposit and time deposits and commercial paper. Each of the Funds may enter into repurchase and reverse repurchase agreements and dollar roll agreements, when-issued and delayed delivery transactions; and may purchase illiquid securities. The Sierra Club Funds may also lend their portfolio securities. Please review the Statement of Additional Information if you wish to know more about these types of securities and their associated risks.


                  ENVIRONMENTAL AND SOCIAL EVALUATION PROCESS

The Sierra Club has developed a list of guidelines to assess whether a company issuing securities maintains suitable environmental and social policies that demonstrate an appropriate track record. The core objectives of the Sierra Club listed below provide the basis for a more specific set of guidelines. The core objectives of the Sierra Club include:

  .  Protecting the wildlands
  .  Stopping urban sprawl

  .  Ending commercial logging on Federal lands

  .  Controlling population growth
  .  Developing appropriate trade policies
  .  Protecting human rights
  .  Ending concentrated animal feeding operations
  .  Stopping global warming


The Sierra Club Funds' Investment Advisor and sub-advisors use the environmental and social guidelines and direction from the Sierra Club to create a list of companies that the sub-advisors may consider for investment. Generally, this list excludes companies with more than a minimal involvement in certain activities or whose corporate behavior is inconsistent with the Sierra Club's principles and standards. THE ENVIRONMENTAL SCREENS DEVELOPED BY THE SIERRA CLUB DO NOT MAKE INVESTMENT JUDGMENTS CONCERNING ANY COMPANY OR ITS SECURITIES. Such investment decisions are made entirely by the Investment Advisor or sub-advisor.



Please note that there are limits to the amount of information that can be obtained and reviewed and, at times, the Funds may invest in securities that would not meet these guidelines based on additional information. If the sub-advisors obtain this information while the Funds still own the security, the Funds will remove the security from their respective portfolios within a reasonable time period. The final determination of whether a particular company meets the guidelines involves the subjective judgment of the Sierra Club.



Although the environmental and social criteria may limit the availability of certain investment opportunities more than those available to an investment company without such criteria, Forward Management, LLC, and the sub-advisors believe sufficient investment opportunities exist to allow each Sierra Club Fund to satisfy its investment objective.


                                 PROXY VOTING


As a shareholder in the various companies held in each of the Sierra Club Fund's portfolios, the Sierra Club Funds may be presented with an opportunity each year to vote on issues of corporate governance and environmental and social responsibility at annual stockholder meetings. The sub-advisors take their voting responsibilities seriously and vote all proxies consistent, in their reasonable judgment, with the principles and standards adopted by the Sierra Club.

                            MANAGEMENT OF THE FUNDS

Investment Advisor


Forward Management, LLC ("Forward Management" or the "Investment Advisor") serves as investment advisor to each of the Sierra Club Funds. Forward Management is a registered investment advisor that supervises the activities of the sub-advisors and, pursuant to its investment management agreement with the Company, has the authority to engage the services of different sub-advisors with the approval of the Directors of the Company and each Sierra Club Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.



Forward Management has the authority to manage the Sierra Club Funds, in accordance with their investment objectives, policies and restrictions and subject to the general supervision of the Company's Board of Directors, but has delegated this authority to the sub-advisors for each of the Sierra Club Funds. Forward Management also provides the Sierra Club Funds with ongoing management supervision and policy direction. Forward Management has managed the Sierra Club Funds since their inception and the six portfolios of the Company are its principal investment advisory clients.


Each Sierra Club Fund pays an advisory fee to Forward Management for its services as investment advisor. The fees are computed daily and paid monthly at the following annual rates based on the average daily net assets of each Fund:


         Fund                      Advisory Fee Paid to Advisor by Fund
         --------------------------------------------------------------
         Sierra Club Balanced Fund 0.94%
         Sierra Club Stock Fund    1.00%



For the fiscal year ended December 31, 2002, the Sierra Club Stock Fund paid aggregate fees of 0.80%.



The Funds pay these advisory fees to Forward Management, which in turn pays the sub-advisors a sub-advisory fee. Daily investment decisions are made by the sub-advisors, whose investment experience is described below.

The Sub-Advisors

The Sub-Advisors manage the Sierra Club Funds and make decisions with respect to, and place orders for, all purchases and sales of the Fund's securities, subject to the general supervision of the Company's Board of Directors and in accordance with the investment objectives, policies and restrictions of the Funds.

Each Sub-Advisor employs its own investment approach and independently manages its portion of the Funds. The Sub-Advisors manage roughly equal portions of each Fund's assets. Investments in the Funds are allocated equally between the two Sub-Advisors. A team of professional portfolio managers employed by each Sub-Advisor makes investment decisions for the Funds.


Harris Bretall Sullivan & Smith L.L.C. ("Harris Bretall"), founded in 1971, serves as a sub-advisor to each of the Sierra Club Balanced Fund and the Sierra Club Stock Fund. Harris Bretall's address is One Sansome Street, Suite 3300, San Francisco, CA 94014. As of December 31, 2002, Harris Bretall managed over $2.6 billion in equity, balanced, fixed-income and socially responsible assets. Harris Bretall uses a team-managed approach to manage its portion of the Funds. The Harris Bretall team is led by Henry B. Dunlap Smith, CFA. Mr. Smith is the Chief Investment Officer and lead portfolio manager on the Sierra Club Funds assets managed by Harris Bretall. Previously, he was associated with Clark, Dodge & Co. and Kidder Peabody & Co. Mr. Smith is a Chartered Investment Counselor and a member of the Financial Analysts Federation. Susan Foley, CFA, and William Vaughn, CFA, are senior portfolio managers that assist Mr. Smith in managing the equity assets. William Osher, CFA, is the Chief Economist and Director of Fixed Income Strategies at Harris Bretall and is responsible for the fixed income assets.



New York Life Investment Management LLC ("NYLIM"), founded in 2000, serves as a sub-advisor to each of the Sierra Club Balanced Fund and the Sierra Club Stock Fund. NYLIM is located at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. NYLIM is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company. As of December 31, 2002, NYLIM and its affiliates managed over $157 billion in assets. NYLIM uses a team-managed approach to manage its portion of the Funds. The NYLIM team is led by Wesley McCain, Ph.D., CFA. Dr. McCain is responsible for setting investment policy, approving investment decisions, and directing the research efforts for Valuation Metrics, a division of New York Life Investment Management LLC. Dr. McCain founded Towneley Capital Management in 1971. Prior to that he was Assistant Professor of Finance at the Graduate School of Business, Columbia University. He holds a Ph.D. and an MA from Stanford University, an MBA from Columbia University and a BBA from the University of Michigan. Kathy O'Connor, CFA, co-manages and conducts equity research for the Sierra Club Stock Fund. Joan Sabella, CFP, CRPC, co-manages and coordinates fixed income research and trading for the Sierra Club Balanced Fund.

                              VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund's net asset value ("NAV"). The NAV of each Fund is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern Time) on each Business Day. A "Business Day" is a day on which the NYSE is open for trading. Currently, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To the extent that a Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares.

The Sierra Club Funds have a policy that contemplates the use of fair value pricing when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

The NAV per share of each Fund fluctuates as the market value of that Fund's investments changes. NAV is calculated by taking the total value of a Fund's assets, subtracting its liabilities and then dividing by the number of shares that have already been issued. A Fund's assets are valued generally by using available market quotations or at fair value as determined in good faith by the Board of Directors.

                               PURCHASING SHARES

How to Buy Shares:

  Investor Shares

  Purchase Choices:


  .  Through your financial advisor

  .  Through our Distributor
  .  By Internet, Mail, Telephone or Wire

Individual investors can choose from the following methods to purchase shares of Sierra Club Funds. Individual investors can purchase shares through a broker-dealer who has established a dealer or other appropriate agreement with the Distributor or the Funds, or through the Distributor directly. In addition, shares of Sierra Club Funds can be purchased at any time via the Internet, mail, telephone or wire. There are no initial sales loads for shares of the Funds.

  Minimum Initial Investment Amount:

  .  $2,500 for non-retirement accounts

  .  $1,000 for retirement and Coverdell Education Savings accounts


  .  $500 for Automatic Investment Plan Investments



  Automatic Investment Plan:



The Company offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Sierra Club Funds. The minimum initial investment amount is $500 and minimum subsequent investments are only $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify (the default will be the 20th of each month or the next Business Day if the 20th is not a Business Day). Please telephone (866) 897-5982 if you would like more information.



Subsequent investments for each Fund must be for $100 or more unless you have enrolled in the Sierra Club Funds Automatic Investment Plan. Broker-dealers may charge their customers a transaction or service fee.


The Company has the discretion to waive or reduce any of the above minimum investment requirements.

                              ABOUT YOUR PURCHASE

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a broker-dealer, the purchase price will be the NAV next determined, but only if the dealer receives the order and transmits it to the Company. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to transmit your order before the daily pricing time, your right to that day's closing price must be settled between the broker-dealer and you. Purchases of shares of a Sierra Club Fund will be effected only on a Business Day. An order received prior to the daily pricing time on any Business Day is processed at that day's NAV. An order received after the pricing time on any Business Day is processed at the NAV determined as of the pricing time on the next Business Day of the Funds.


Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. The Company, the Funds' distributor or your dealer can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.



To open an account you can mail a check or other negotiable bank draft in the minimum amounts described above (payable to the Sierra Club Funds) with a completed and signed Account Application form to Sierra Club Funds, P.O. Box 9820, Providence, Rhode Island 02940-9820. Call (866) 897-5982 for an Account Application form. A completed investment application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification numbers.



The issuance of shares is recorded electronically on the books of the Company. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Sierra Club Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.



Sierra Club Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.


The Company reserves the right to refuse any request to purchase shares.

                              EXCHANGE PRIVILEGE


You can exchange your shares of any Sierra Club Fund for shares of the same class of any other Fund in the Forward Funds family of mutual funds. The Company also offers the FedFund - Cash Reserve Shares, managed by Blackrock Investment Management, a prospectus for which is available upon request. There are generally no fees for exchanges. However, if you exchange your shares 60 days or less after the purchase date, a redemption fee of 2.00% will be charged on the amount exchanged. Before you decide to exchange shares, you should read the prospectus information about the Fund involved in your exchange.



You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call the Transfer Agent at (866) 897-5982 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. In order to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold and may be modified, limited or terminated at any time by a Fund upon 60 days' written notice.



The Company also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. The Company may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For Federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

                               REDEEMING SHARES


You may redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request by the Distributor, the Company or their agents. Redemptions may be made by check, wire transfer, telephone, mail or through the Internet. The Company intends to redeem shares of each Sierra Club Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets during any 90 day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Company reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.



If you sell or exchange your shares within 60 days or less after the purchase date, you will be charged a fee of 2.00% of the total redemption amount. This fee is retained by the Sierra Club Funds to compensate the Sierra Club Funds for the extra expense they incur because of short-term trading. In addition, the Sierra Club Funds hope that the fee will discourage short-term trading of their shares. The fee is currently waived for pension funds, endowments, other institutional funds and other shareholders investing through omnibus accounts due to certain economies associated with these accounts. However, the Company reserves the right to impose redemption fees on shares held by such shareholders at any time if warranted by the Fund's future cost of processing redemptions. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) and for accounts that have been enrolled in the Automatic Investment Plan for more than 60 days. The redemption fee may be modified or discontinued at any time or from time to time.



Medallion Signature Guarantee





A Medallion Signature Guarantee verifies the authenticity of a shareholder's signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agencies, savings associations or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.



Medallion Signature Guarantees help ensure that major transactions or changes to a shareholder's account are in fact authorized by the shareholder. If the proceeds of a redemption greater than $50,000 are to be paid to someone other than the registered holder or to other than the shareholder's address of record or if the shares are to be transferred, a Medallion Signature Guarantee is required. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. A notary public stamp or seal cannot be substituted for a Medallion Signature Guarantee.



The Medallion Signature Guarantees are not required for shares when an application is on file with the Transfer Agent, payment is to be made to the shareholder of record at the shareholder's address of record and the proceeds of the redemption are $50,000 or less. The Transfer Agent reserves the right to reject any Medallion Signature Guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.


By Wire Transfer


You can arrange for the proceeds of redemption to be sent by Federal wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Sierra Club Account Application. If a request for expedited wire redemption is received by the Company prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Company for up to seven (7) days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Once authorization is on file, the Company will honor requests by any person identifying himself or herself as the owner of an account or the owner's broker by telephone at (866) 897-5982 or by written instructions. The Company cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. The Company reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least
15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with a Medallion Signature Guarantee to Sierra Club Funds, P.O. Box 9820, Providence, Rhode Island 02940-9820. This redemption option does not apply to shares held in broker "street name" accounts. A wire transfer fee of $8.00 will be charged by the Company.


By Telephone


You may redeem your shares by telephone if you choose that option on your Account Application Form. If you did not originally select the telephone option, you must provide written instructions to the Company in order to add this option. You may have the proceeds mailed to your address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments by wire will be transmitted on the next Business Day.


The Company's Account Application Form provides that neither the Investment Advisor, the Transfer Agent, the Sub-Advisors, the Company nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine by the Company's administrator. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If you are unable to contact the Company by telephone, you may also mail the redemption request to Sierra Club Funds, P.O. Box 9820, Providence, Rhode Island 02940-9820.


By Mail


To redeem by mail, you must send a written request for redemption to the Transfer Agent. The Transfer Agent's address is P.O. Box 9820, Providence, Rhode Island 02940-9820. The Transfer Agent will require a Medallion Signature Guarantee. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. You may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, you must send a written request to the Transfer Agent. In connection with that request, the Transfer Agent will require a Medallion Signature Guarantee.




By Systematic Withdrawal


You may elect to have monthly electronic transfers ($100 minimum) made to your bank checking account from your Sierra Club Fund account. The account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated checking account or a check will be mailed to the address of record (the default date is the 20/th/ day of each month or the next Business Day if the 20/th/ is not a Business Day). No redemption fee will be imposed on such systematic withdrawals.


Payments to Shareholders

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above.

Payment for shares redeemed generally will be made within seven (7) days after receipt of a valid request for redemption.


At various times, the Company may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Company intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer of Federal funds. The Company intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment for certain large redemptions may be made wholly or partly in portfolio securities which have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

                             INTERNET TRANSACTIONS


You may purchase and redeem shares of the Sierra Club Funds through the Internet. Please note that to purchase shares through the Internet you must be an existing shareholder of a Fund and your account must be bank ACH active. You may not open an account with the Fund via the Internet. To effect transactions in Fund shares via the Internet, you must first contact the Company at (866) 897-5982 to obtain a password and a Personal Identification Number ("PIN"). Second, visit the Company's web site at www.sierraclubfunds.com and select Account Login to find directions specified on the web site for transactions in Fund shares. General information about the Company and specific information about your accounts is also available on the web site.


                  DISTRIBUTION AND SHAREHOLDER SERVICE PLANS


The Company has adopted a distribution plan under Rule 12b-1 (the "Plan") which allows each of the Sierra Club Funds to pay for the sale and distribution of its shares at an annual rate of up to 0.25% of the Fund's average daily net assets. Each Fund may make payments under the Plan for the purpose of financing any activity primarily intended to result in the sale of its shares. In addition, payments under the Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in a Fund and may cost more than other types of sales charges. The Company has adopted a Shareholder Service Plan with respect to the shares of each of the Sierra Club Funds. Under the Shareholder Service Plan, each Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders. Payments under the Plan are calculated daily and paid monthly at an annual rate not to exceed 0.10% of the average daily net assets of a Fund.

                              DIVIDENDS AND TAXES


The Sierra Club Stock Fund expects to pay dividends of net investment income and capital gain distributions annually and the Sierra Club Balanced Fund expects to declare and pay dividends of net investment income quarterly and capital gain distributions annually. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call our shareholder services group at (866) 897-5982 or write to us at Sierra Club Funds, P.O. Box 9820, Providence, Rhode Island 02940-9820.


Federal Taxes


The following information is meant only as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely on your own tax adviser for advice about the particular Federal, state and local or foreign tax consequences to you of investing in a Sierra Club Fund.



Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.


Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution will be the same for all of a Fund's shareholders. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate (currently, the maximum such rate is 20%).

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until you begin making withdrawals from the account. These accounts are subject to complex tax rules. You should consult your tax adviser about investment through a tax-deferred account.


There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund's shares for shares of another Fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.



As with all mutual funds, a Fund may be required to withhold U.S. Federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.


                              GENERAL INFORMATION

Shareholder Communications


You may obtain current price, yield and other performance information on any of the Sierra Club Funds between the hours of 9:00 a.m. and 5:00 p.m. Eastern time by calling (866) 897-5982 from any touch-tone telephone. You can request shareholder reports that contain performance information. These are available free of charge.



Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. If you have any questions about the Company write to Sierra Club Funds, P.O. Box 9820, Providence, Rhode Island 02940-9820, or call toll free at (866) 897-5982.



You should rely only on the information provided in this Prospectus and the Statement of Additional Information concerning the offering of the Sierra Club Fund shares. We have not authorized anyone to give any information that is not already contained in this Prospectus. Shares of the Sierra Club Funds are offered only where the sale is legal.

                             FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance and other financial information for the period of the Sierra Club Stock Fund's operations. Financial information for the Sierra Club Balanced Fund is not included as that Fund commenced operations on January 1, 2003. Certain information reflects financial results for a single Fund share. "Total Return" shows how much an investment in the Fund increased assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers, LLP, Forward Funds' independent accountants, for the years ended December 31, 2001 and 2002 and by other independent accountants for the prior periods. The report of PricewaterhouseCoopers, LLP, along with the Fund's financial statements, are included in the Fund's Annual Report which was filed with the Securities and Exchange Commission on March 10, 2003 and is available upon request.

FINANCIAL HIGHLIGHTS
For a Fund Share Outstanding Throughout the Period.


                                                                                      Sierra Club Stock Fund
                                                                  Year Ended   Year Ended   Year Ended   Year Ended  Period Ended
                                                                 December 31, December 31, December 31, December 31, December 31,
                                                                     2002         2001         2000         1999       1998(a)
Net Asset Value, Beginning of Period                               $ 10.32      $ 11.96      $ 14.38      $ 12.08      $ 10.00
Income/(loss) from Operations:
   Net investment income/(loss)                                      (1.15)       (0.02)        0.01           -- +       0.01
   Net realized and unrealized gain (loss) on investments            (1.30)       (1.62)       (0.53)        2.36         2.08
                                                                   -------      -------      -------      -------      -------
     Total from Operations                                           (2.45)       (1.64)       (0.52)        2.36         2.09
                                                                   -------      -------      -------      -------      -------
Less Distributions:
   From net investments income                                          --           --        (0.01)          -- +      (0.01)
   In Excess of net investment income                                   --           --           --           --           -- +
   From capital gains                                                   --           --        (1.89)       (0.06)          --
   Tax return of capital                                                --           --           -- +         --           --
                                                                   -------      -------      -------      -------      -------
     Total Distributions                                                --           --        (1.90)       (0.06)       (0.01)
                                                                   -------      -------      -------      -------      -------
Redemption fees added to paid in capital/+/                             -- +         --           --
                                                                   -------      -------      -------      -------      -------
Net increase/(decrease) in net asset value                           (2.45)       (1.64)       (2.42)        2.30         2.08
                                                                   -------      -------      -------      -------      -------
Net Asset Value, End of Period                                     $  7.87      $ 10.32      $ 11.96      $ 14.38      $ 12.08
                                                                   =======      =======      =======      =======      =======
Total Return                                                        (23.74)%     (13.71)%      (3.81)%      19.50%       20.93%
Ratios/Supplemental Data:
   Net Assets, End of Period (000's)                               $   518      $25,903      $29,833      $40,432      $36,407
Ratios to average net assets:
   Net investment income/(loss) including reimbursement/waiver       (0.34)%      (0.15)%       0.06%       (0.02)%       0.24%*
   Operating expenses including reimbursement/waiver                  1.86%        1.50%        1.48%        1.40%        1.40%*
   Operating expenses excluding reimbursement/waiver                  1.96%        1.91%        1.79%        1.46%        1.60%*
Portfolio turnover rate                                                 88%          73%         105%          30%          26%

--------------

/+/ Shares exchanged or redeemed after holding them 60 days or less after the purchase date incur a fee of 2.00% of the total redemption amount.



+  Amount represents less than $0.01 per share.



*  Annualized.





(a) The Fund commenced operations on October 1, 1998.

Investment Advisor

Forward Management, LLC

Administrator

PFPC Inc.

Distributor

PFPC Distributors, Inc.

Counsel

Dechert LLP

Independent Accountants

PricewaterhouseCoopers, LLP

Custodian

Brown Brothers Harriman & Co.

Transfer Agent

PFPC Inc.

More information on these Funds is available free upon request, including the following:

Annual & Semi-Annual Reports

These reports list the holdings of each Fund, describe each Fund's performance, include the Funds' financial statements, and discuss the market conditions and strategies that significantly affected the Funds' performance.

Statement of Additional Information

The Statement of Additional Information ("SAI") contains additional and more detailed information about each Fund, and is considered part of this Prospectus.

How Do I Obtain A Copy Of These Documents?

By following one of the four procedures below:

1. Call or write, and copies will be sent to you free of charge:

     Sierra Club Funds
     433 California Street, 1lth Floor
     San Francisco, CA 94104
     (866) 897-5982

2. Call or write to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.

     Public Reference Section of the SEC
     Washington, D.C. 20549-6009
     (202) 942-8090

3. Go to the EDGAR database on the SEC's web site at www.sec.gov and download a free text-only copy.

4. After paying a duplicating fee, you may also send an electronic request to the SEC at publicinfo@sec.gov.

[GRAPHIC]

[IMAGE OF TREES]

We all have reasons to invest. Some of us have greater objectives. Sierra Club Mutual Funds are for people interested in uniting their financial goals with environmental progress.

Invest with a purpose.

Invest for our planet.

Sierra Club Mutual Funds
www.sierraclubfunds.com
E-Mail: info@sierraclubfunds.com
Toll-Free Tel: (866) 897-5982

[SEC File Number: 811-8419]
SCPRO 5/03

Printed on recycled paper
using soy based inks

[RECYCLE BUG LOGO]

[PRINTED WITH SOYINK LOGO]

                               FORWARD FUNDS, INC.

                       433 California Street, 11/th/ Floor
                         San Francisco, California 94104
                                 (800) 999-6809

                  Forward Hansberger International Growth Fund
                      Forward Hoover Small Cap Equity Fund
                          Forward Hoover Mini-Cap Fund
                   Forward Uniplan Real Estate Investment Fund


                       Statement of Additional Information


                                dated May 1, 2003



Forward Funds, Inc. ("Forward Funds" or the "Company") is an open-end management investment company commonly known as a mutual fund. The Company offers six investment portfolios. Four of the portfolios are discussed in this Statement of Additional Information ("SAI"): Forward Hansberger International Growth Fund, Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund, and Forward Uniplan Real Estate Investment Fund (collectively, the "Funds"). There is no assurance that any of the Funds will achieve its objective.

This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Funds dated May 1, 2003, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the Prospectus for the Funds may be obtained free of charge by calling the Distributor at (800) 999-6809.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


ORGANIZATION OF FORWARD FUNDS, INC..........................................   3
MANAGEMENT OF THE FUNDS.....................................................   3
INVESTMENT ADVISORY AND OTHER SERVICES......................................   9
INVESTMENT OBJECTIVES AND POLICIES..........................................  16
INVESTMENT RESTRICTIONS.....................................................  18
ADDITIONAL INVESTMENT TECHNIQUES AND RISKS..................................  19
PORTFOLIO TRANSACTIONS......................................................  32
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................  33
DETERMINATION OF SHARE PRICE................................................  35
SHAREHOLDER SERVICES AND PRIVILEGES.........................................  36
DISTRIBUTIONS...............................................................  37
TAX CONSIDERATIONS..........................................................  38
CALCULATION OF PERFORMANCE DATA.............................................  45
GENERAL INFORMATION.........................................................  50
FINANCIAL STATEMENTS........................................................  52
APPENDIX A.................................................................. A-1

                       ORGANIZATION OF FORWARD FUNDS, INC.


Forward Funds, Inc. is an open-end management investment company, which offers six investment portfolios. Three of the four portfolios that are discussed in this SAI are diversified and one of the portfolios is non-diversified. The Company was organized as a Maryland corporation on October 3, 1997.

The authorized capital stock of the Company consists of one billion four hundred million (1,400,000,000) shares of two classes of common stock having a par value of $0.001 per share. The Board of Directors of the Company has designated the stock into six series. Each Fund other than the Forward Hoover Small Cap Equity Fund currently offers only one class of shares called the Investor Class shares. The Forward Hoover Small Cap Equity Fund offers a second class of shares called the Institutional Class shares to institutional investors and investors meeting certain purchase qualifications. Holders of shares of the Funds of the Company have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.


The Board of Directors may classify or reclassify any unissued shares of the Company into shares of another class or series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.

                             MANAGEMENT OF THE FUNDS

Board of Directors. The Company's Board of Directors oversees the management and business of the Funds. The Directors are elected by Shareholders of the Company. There are currently five directors, three of whom are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Company, its distributor, its investment advisors or otherwise. The Directors and Officers of the Company are listed below. Their affiliations over the last five years are set forth below.

NON-INTERESTED DIRECTORS:

                                                                                                     NUMBER OF
                                                                                                       FUNDS
                                                                                                      IN FUND
                    POSITION(S)   TERM OF OFFICE                                                      COMPLEX    OTHER DIRECTORSHIPS
NAME, ADDRESS,       HELD WITH     AND LENGTH OF                                                    OVERSEEN BY         HELD BY
   AND AGE*         THE COMPANY   TIME SERVED**    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS     DIRECTOR        DIRECTOR***
-----------------  -------------  --------------  ------------------------------------------------  -----------  -------------------
Haig G. Mardikian    Director       Since 1998    Owner of Haig G. Mardikian Enterprises, a real
Age: 55                                           estate investment business (1971-present); a           6       None.
                                                  General Partner of M&B Development, a real
                                                  estate investment business (1983-present);
                                                  General Partner of George M. Mardikian
                                                  Enterprises, a real estate investment business
                                                  (1983-2002); President and Director of
                                                  Adiuvana-Invest, Inc., a real estate investment
                                                  business (1989-present); Vice Chairman and
                                                  Trustee of the William Saroyan Foundation
                                                  (1992-present). Mr. Mardikian has served as
                                                  Managing Director of the United Broadcasting
                                                  Company, radio broadcasting (1983-2001) and
                                                  Chairman and Director of SIFE Trust Fund
                                                  (1978-2002). He serves as a director of the
                                                  Downtown Association of San Francisco
                                                  (1982-present) and the Market Street Association
                                                  (1982-present) and as a trustee of Trinity College
                                                  (1998-present); the Herbert Hoover Presidential
                                                  Library (1997-present); the Herbert Hoover
                                                  Foundation (2002-present) and the Advisor
                                                  California Civil Liberties Public Education Fund
                                                  (1997-present).

Leo T. McCarthy      Director       Since 1998    President, The Daniel Group, an investment                     Trustee, Parnassus
Age: 72                                           partnership (January 1995-present); Trustee,           6       Fund (1) (December
                                                  Jesuit School of Theology (March 2001 - present);              1997-April 2002);
                                                  Director of Red Chamber, a seafood import company              Director, Linear
                                                  (1997-present) and Director, Accela, Inc., a                   Technology
                                                  software company (March 1998-present).                         Corporation, a
                                                                                                                 manufacturing
                                                                                                                 company (July 1994-
                                                                                                                 present).



Donald O'Connor      Director       Since 2000    Financial Consultant (1997-present); Retired                   Trustee of the
Age: 66                                           Vice President of Operations, Investment               6       Advisors Series
                                                  Company Institute ("ICI"), a mutual fund trade                 Trust (15)
                                                  association (May 1969 - June 1993); Executive                  (1997-present).
                                                  Vice President and Chief Operating Officer, ICI
                                                  Mutual Insurance Company, an insurance company
                                                  (1987-1997); Chief, Branch of Market
                                                  Surveillance, Securities and Exchange Commission
                                                  (1964-1969).

----------

* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104.

** Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.

*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

INTERESTED DIRECTORS:

                                                                                                     NUMBER OF
                                                                                                       FUNDS
                                                                                                      IN FUND
                    POSITION(S)   TERM OF OFFICE                                                      COMPLEX    OTHER DIRECTORSHIPS
NAME, ADDRESS,       HELD WITH     AND LENGTH OF                                                    OVERSEEN BY         HELD BY
   AND AGE*         THE COMPANY   TIME SERVED**    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS     DIRECTOR        DIRECTOR***
-----------------  -------------  --------------  ------------------------------------------------  -----------  -------------------
J. Alan Reid,      President,     Since 2001      President of Forward Management,                               Director
Jr.****             Director                      LLC, an investment advisor                             6       of
Age: 40                                           ("Forward Management," formerly                                SunGard
                                                  known as Webster Investment                                    Expert
                                                  Management Co., LLC) (April                                    Solutions
                                                  2001-present), Senior Vice                                     and
                                                  President, Director of Business                                FOLIOfn.
                                                  Delivery, Morgan Stanley Online, a
                                                  financial services company
                                                  (1999-2001); Executive Vice
                                                  President and Treasurer, Webster
                                                  Investment Management Co., LLC
                                                  (1998-1999); Vice President,
                                                  Regional Director, Investment
                                                  Consulting Services, Morgan
                                                  Stanley, Dean Witter, Discover &
                                                  Co., a financial services company
                                                  (July 1992-February 1998); Vice
                                                  President, Regional Director,
                                                  Investment Consulting Services,
                                                  Dean Witter, a financial services
                                                  company (May 1994-September 1997);
                                                  Vice President of the Board of
                                                  Directors of Centerpoint, a public
                                                  health and welfare organization
                                                  (January 1997-present).

DeWitt F.          Director       Since 2000      Principal, Pension Investment Consulting, a                    Trustee
Bowman*****                                       consulting company (February 1994-present);            6       of the
Age: 72                                           Interim Treasurer and Vice President for                       Brandes
                                                  Investments, Regents of the University of                      Institutional
                                                  California (September 2000-April 2001);                        International Fund
                                                  Treasurer of Pacific Pension Institute, a                      (1) (May
                                                  non-profit education organization (February                    1995-present).
                                                  1994-2002); Treasurer of Edgewood Center for
                                                  Children and Families, a non-profit care center
                                                  (March 1994-present). He serves as a director of
                                                  the Episcopal Diocese of California, a
                                                  non-profit religious organization (June
                                                  1964-present) and RREEF America REIT, Inc. (May
                                                  1994-present) and as a trustee of the Pacific
                                                  Gas and Electric Nuclear Decommissioning Trust
                                                  Fund, a decommissioning trust (May 1994-present)
                                                  and the PCG Private Equity Fund, a private
                                                  equity fund of funds (May 1998-present).

----------

* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11/th/ Floor, San Francisco, CA 94104.

** Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.

*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

**** Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Fund.

*****Mr. Bowman is considered an interested director because he is affiliated with a company that has provided or may provide consulting services to Forward Management, LLC in the future.

OFFICERS:

                                                                                                     NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                      IN FUND
                    POSITION(S)   TERM OF OFFICE                                                      COMPLEX    OTHER DIRECTORSHIPS
NAME, ADDRESS,       HELD WITH     AND LENGTH OF                                                    OVERSEEN BY         HELD BY
   AND AGE*         THE COMPANY   TIME SERVED*     PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS     DIRECTOR          DIRECTOR
-----------------  -------------  --------------  ------------------------------------------------  -----------  -------------------
John P. McGowan      Treasurer      Since 1999    Senior Vice President and Chief Operating
433 California                                    Officer, Forward Management, LLC (June 1999 -         N/A              N/A
Street Suite 1010                                 present); Vice President, Client Services, First
San Francisco,                                    Data Investor Services Group, a mutual fund
CA 94104                                          administrator (June 1998-May 1999); Assistant
Age: 36                                           Vice President, Trust and Investment Services
                                                  Division, M & T Bank, an investment adviser
                                                  (1992-1998).

Lori V. Russell      Secretary      Since 2003    Associate Counsel at PFPC Inc. since 2002;            N/A              N/A
4400 Computer                                     Associate Counsel at Investors Bank & Trust
Drive Westborough,                                Company, a financial service provider
MA 01581                                          (2001-2002); Manager in the Regulatory
Age: 31                                           Administration Department of PFPC Inc.
                                                  (1998-2001).


----------
* Each officer shall hold office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

The Board of Directors has established three standing committees in connection with their governance of the Funds: Audit, Nominating and Pricing Committees.

The Audit Committee consists of three members: Messrs. Mardikian, McCarthy and O'Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Company's financial records and internal accounting controls and acting as the principal liaison between the Board and the Company's independent auditors. During the fiscal year ended December 31, 2002, the Audit Committee convened two times.

The Nominating Committee consists of three members: Messrs. Mardikian, McCarthy and O'Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Directors (including considering written nominations from shareholders delivered to the Company at its address on page 9). During the fiscal year ended December 31, 2002, the Nominating Committee did not convene.

The Pricing Committee consists of five members: Messrs. Bowman and McGowan as well as Messrs. David Lemanski (for Forward Hansberger International Growth Fund pricing issues), Stephen Cullen (for Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund pricing issues), and Richard Imperiale (for Forward Uniplan Real Estate Investment Fund pricing issues). The Pricing Committee, in conjunction with the Investment Advisor and sub-advisors, is responsible for determining the fair value and market value of the Funds' securities when such determinations involve the exercise of judgment. During the fiscal year ended December 31, 2002, the Pricing Committee did not convene.

The Funds pay each Director who is not an affiliated person (as defined under the 1940 Act) an annual fee of $14,500 (Directors receive $3,625 per regular meeting and $1,500 for each special meeting attended in person, and receive half that amount if they participate by telephone). Officers of the Funds and Directors who are affiliated persons of the Funds, Investment Advisor or sub-advisors do not receive any compensation from the Funds or any other funds managed by the Investment Advisor or sub-advisors. As of April 2, 2003 the Officers and Directors owned less than 1% of the outstanding shares of the Funds.

                       INFORMATION AS OF DECEMBER 31, 2002

                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN BY
                                                                DOLLAR RANGE OF EQUITY      DIRECTOR IN FAMILY OF
NAME OF DIRECTOR             FUND                               SECURITIES IN THE FUNDS*    INVESTMENT COMPANIES
---------------------------  --------------------------------   ------------------------  -------------------------
NON-INTERESTED DIRECTORS:

          Haig G. Mardikian  Forward Hansberger                                                      C
                             International Growth Fund                 B
                             Forward Hoover Small Cap
                             Equity Fund                               B
                             Forward Hoover Mini-Cap Fund/1/           A
                             Forward Uniplan Real Estate               B
                             Investment Fund

          Leo T. McCarthy    Forward Hansberger                                                      C
                             International Growth Fund                 A
                             Forward Hoover Small Cap
                             Equity Fund                               C
                             Forward Hoover Mini-Cap Fund/1/           A
                             Forward Uniplan Real Estate               A
                             Investment Fund

         Donald O'Connor     Forward Hansberger                                                      E
                             International Growth Fund                 A
                             Forward Hoover Small Cap
                             Equity Fund                               E
                             Forward Hoover Mini-Cap Fund/1/           A
                             Forward Uniplan Real Estate               A
                             Investment Fund
INTERESTED DIRECTORS:

        J. Alan Reid, Jr.    Forward Hansberger                                                      E
                             International Growth Fund                 C
                             Forward Hoover Small Cap
                             Equity Fund                               C
                             Forward Hoover Mini-Cap Fund/1/           A
                             Forward Uniplan Real Estate               C
                             Investment Fund

        DeWitt F. Bowman     Forward Hansberger                                                      A
                             International Growth Fund                 A
                             Forward Hoover Small Cap
                             Equity Fund                               A
                             Forward Hoover Mini-Cap Fund/1/           A
                             Forward Uniplan Real Estate               A
                             Investment Fund

        *       Key to Dollar Ranges
        A.      None
        B.      $1 - $10,000
        C.      $10,001 - $50,000
        D.      $50,001 - $100,000
        E.      Over $100,000

/1/ The Forward Hoover Mini-Cap Fund commenced operations on January 1, 2003.

No Director who is not an interested person of the Company owns any securities of Forward Management, LLC, any of the Sub-Advisors (as defined on page 9), PFPC Distributors, Inc. or their affiliates.

            Compensation Received From Funds as of December 31, 2002

                                                       PENSION OR
                               AGGREGATE          RETIREMENT BENEFITS    ESTIMATED ANNUAL    TOTAL COMPENSATION
                           COMPENSATION FROM       ACCRUED AS PART OF     BENEFITS UPON       FROM COMPANY AND
NAME AND POSITION             THE COMPANY           FUNDS' EXPENSES         RETIREMENT          FUND COMPLEX
---------------------    ---------------------    -------------------    ----------------    ------------------
J. Alan Reid, Jr.        $                   0    $                 0    $              0    $                0
   Director*
DeWitt Bowman,           $              12,000    $                 0    $              0    $           12,000
   Director*
Haig G. Mardikian,       $              12,750    $                 0    $              0    $           12,750
   Director
Leo T. McCarthy,         $              12,750    $                 0    $              0    $           12,750
   Director
Donald O'Connor,         $              12,750    $                 0    $              0    $           12,750
   Director

----------
* Interested


                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Advisors. Forward Management, LLC ("Forward Management" or the "Investment Advisor") serves as the Investment Advisor to each Fund. Forward Management is a registered investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Directors of each of the respective Funds and each Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. Broderick Management LLC ("Broderick"), an entity that invests in other entities in the financial services industry, is the sole holder of Forward Management's securities. Broderick is wholly-owned by Gordon Getty. Broderick was organized as a Delaware Limited Liability Company on December 5, 1997. Sutton Place Management, LLC is an affiliate of the Funds who is also an affiliate of the Investment Advisor because it serves as an administrative service company to Broderick and its subsidiaries.

Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Company's Board of Directors but has delegated this authority to sub-advisors for each Fund. It also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Funds since inception and the six portfolios of the Company are its principal investment advisory clients. Daily investment decisions are made by the sub-advisor to each Fund, whose investment experience is described below. (Forward Management is referred to herein as "Investment Advisor" or "Advisor" and the sub-advisors are referred to herein as "Sub-Advisors").



The Forward Hansberger International Growth Fund. Forward Management has engaged the services of Hansberger Global Investors, Inc. ("HGI") to act as Sub-Advisor for the Forward Hansberger International Growth Fund. HGI, a registered investment adviser under the Advisers Act, is located at 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida 33301. As of December 31, 2002, HGI and its subsidiaries served as investment advisor or investment Sub-Advisor to ten U.S. and foreign investment companies and

25 private accounts with combined assets of approximately $3.0 billion. HGI is a wholly-owned subsidiary of Hansberger Group, Inc. Mr. Thomas L. Hansberger owns more than 50% of the authorized and issued shares of Hansberger Group. As of February 27, 2003, Forward Management owned 3.03% of the common stock of Hansberger Group, Inc.



Prior to January, 2002, the Forward Hansberger International Growth Fund was known as the Hansberger International Growth Fund. In addition, prior to March, 2000, the Fund was known as the International Equity Fund and its Sub-Advisor was Templeton Investment Counsel, Inc.



The Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund. Forward Management has engaged the services of Hoover Investment Management Co., LLC ("Hoover") to manage the assets of the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund on a day-to-day basis. Hoover is a registered investment adviser under the Advisers Act, formed in 1997 to provide asset management services to pension plans, endowments, foundations and high net worth individuals. Hoover is located at 650 California Street, 30th Floor, San Francisco, California 94108. As of December 31, 2002, Hoover served as an investment advisor or investment Sub-Advisor to 31 separate accounts with assets of $640 million under management. Hoover focuses in the small capitalization sector using a combination of macro/top down as well as company specific/bottom up investment research. Hoover invests in profitable cash flow generating businesses that are undervalued and prefers companies with little Wall Street sponsorship and low institutional ownership. The goal is to find companies that are not in favor with Wall Street and identify a catalyst for growth, which will propel both the earnings and market recognition. This allows investors to benefit from investments in companies entering periods of increased internal growth as well as from the expanding price-earnings multiples that ensuing market recognition can bring. Irene Hoover, CFA, is the managing member and founder of Hoover. As of December 31, 2002, the Hoover group owned 80% of the firm and Forward Management owned the remaining 20%. As of January 1, 2003, the Hoover group's ownership was increased to 90% and Forward Management's ownership was reduced to 10%.

The Forward Uniplan Real Estate Investment Fund. Forward Management has engaged the services of Uniplan Real Estate Advisors, Inc. ("Uniplan") to act as Sub-Advisor for the Forward Uniplan Real Estate Investment Fund. Uniplan is an investment management and counseling firm founded in 1984 and is registered under the Advisers Act. Uniplan is located at 8112 W. Blue Mound Road, Suite 101, Milwaukee, Wisconsin 53213-3356. Uniplan and its affiliates had approximately $138 million in assets under management as of December 31, 2002. Forward Uniplan uses a value-oriented quantitative approach to investing in equity, fixed income and REIT securities. Uniplan provides investment advice to other mutual funds, institutional clients and individual clients with substantial investment portfolios. Richard Imperiale is the portfolio manager for the Forward Uniplan Real Estate Investment Fund. He is the President, founder and controlling person of Uniplan.

Investment Management and Sub-Advisory Agreements. Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the respective funds:


Forward Hansberger International Growth Fund      0.85% up to $50 million
                                                  0.75% over $50 million up to $100 million
                                                  0.65% over $100 million up to $250 million
                                                  0.60% over $250 million up to $500 million
                                                  0.55% over $500 million

Forward Hoover Small Cap Equity Fund              1.05%

Forward Hoover Mini-Cap Fund                      1.05%

Forward Uniplan Real Estate Investment Fund       0.85% up to $100 million
                                                  0.80% over $100 up to $500 million
                                                  0.70% over $500 million

Neither the Investment Advisor nor the Sub-Advisors are required to furnish any personnel, overhead items or facilities for the Company. All fees paid to the Investment Advisor by the Funds are computed and accrued daily and paid monthly based on the net asset value of shares of the Funds.

The following table describes the advisory fees paid by each Fund to Forward Management and the fee(s) waived by Forward Management for the last three fiscal years:


                                                   GROSS ADVISORY     FEES WAIVED BY
                                                    FEES PAID BY         FORWARD       NET ADVISORY FEES
                                                        FUND            MANAGEMENT           PAID
FISCAL YEAR ENDED DECEMBER 31, 2002
Forward Hansberger International Growth Fund       $       142,398   $        80,331   $          62,067
Forward Hoover Small Cap Equity Fund               $     1,144,141   $        48,158   $       1,095,983
Forward Hoover Mini-Cap Fund/1/                                 --                --                  --
Forward Uniplan Real Estate Investment Fund        $       150,031   $        25,229   $         124,802

FISCAL YEAR ENDED DECEMBER 31, 2001
Forward Hansberger International Growth Fund       $       170,272   $       158,418   $          11,854
Forward Hoover Small Cap Equity Fund               $     1,110,196   $       357,121   $         753,075
Forward Hoover Mini-Cap Fund/1/                                 --                --                  --
Forward Uniplan Real Estate Investment Fund        $       119,043   $        85,096   $          33,947

FISCAL YEAR ENDED DECEMBER 31, 2000
Forward Hansberger International Growth Fund/2/    $       186,576   $       105,141   $          81,435
Forward Hoover Small Cap Equity Fund               $       767,575   $       258,623   $         508,952
Forward Hoover Mini-Cap Fund/1/                                 --                --                  --
Forward Uniplan Real Estate Investment Fund        $       101,990   $        97,048   $           4,942

----------
/1/ The Forward Hoover Mini-Cap Fund commenced operations on January 1, 2003.



/2/ Prior to March 2000, Templeton Investment Counsel, Inc. served as Sub-Advisor to International Equity Fund (currently the Forward Hansberger International Growth Fund) and received payments under the Sub-Advisory Agreements. Prior to March 2000, Templeton Investment Counsel, Inc. was paid an annual Sub-Advisory fee by Forward Management, LLC of 0.70 % on the first $25 million of average net assets, 0.55% on the next $25 million of average net assets, 0.50% on the next $50 million of average net assets, 0.40% on the next $150 million of average net assets, 0.35% on the next $250 million of average net assets and 0.30% on average net assets over $500 million.


For the services provided pursuant to their Sub-Advisory Agreements with Forward Management, each Sub-Advisor receives an annual fee from Forward Management at the following annual rates based on the average daily net assets of the respective funds:


Forward Hansberger International Growth Fund       0.50%

Forward Hoover Small Cap Equity Fund/1/            0.70% up to $100 million
                                                   0.65% over $100 million

Forward Hoover Mini-Cap Fund/2/                    0.55% (from January 1, 2003 to June 30, 2003)

                                                   0.70% up to $100 million;
                                                   0.65% over $100 million (from July 1, 2003 to
                                                   December 31, 2003)

Forward Uniplan Real Estate Investment Fund        0.60% up to $100 million
                                                   0.55% over $100 up to $500 million
                                                   0.45% on assets over $500 million

/1/ Prior to January 1, 2002, the annual rate was: 0.80% up to $500 million and 0.70% on assets over $500 million. From January 1, 2002 to December 31, 2002, the annual rate was: 0.70% on all assets.
/2/ Effective January 1, 2004, the sub-advisory fee will be 0.70% up to $100 million and 0.60% on assets over $100 million.

The following table describes the Sub-Advisory fees paid to each Sub-Advisor by Forward Management for the last three fiscal years:



                                                                                          FISCAL        FISCAL          FISCAL
                                                                                           YEAR          YEAR            YEAR
                                                                                          ENDED          ENDED          ENDED
SUB-ADVISOR                                     FUND                                    12/31/00       12/31/01       12/31/02
Hansberger Global Investors,                    Forward Hansberger International      $    129,455   $    100,752   $     83,763
 Inc./1/                                        Growth Fund

Hoover Investment Management Co., LLC/2/        Forward Hoover Small Cap Equity       $    584,819   $    845,864   $    762,761
                                                Fund

Uniplan Real Estate Advisors, Inc.              Forward Uniplan Real Estate           $     72,680   $     84,030   $    105,904
                                                Investment Fund

----------
/1/ Prior to March 2000, these fees were paid to a different sub-advisor.
/2/ The Forward Hoover Mini-Cap Fund commenced operations on January 1, 2003.



In its most recent initial approval or approval of continuation of the Company's Investment Management Agreement and Sub-Advisory Agreements (the "Agreements"), the Board of Directors of the Company, including a majority of the Directors who are not parties to the Agreements, considered a number of factors. In determining whether to continue each Agreement, the Directors considered the fees and expenses paid by the Funds and by comparable funds, the costs of providing these services, and the profitability of Forward Management and the Sub-Advisors due to their relationships with the Funds. The Directors also considered the nature and quality of services provided under the Agreements, and the investment performance of the Funds on an absolute basis, and relative to the performance of comparable funds. The Directors also considered the relationships among Forward Management, the Sub-Advisors, and their affiliates, including any collateral benefits received by Forward Management, the Sub-Advisors and their affiliates due to their relationships with the Funds. The Directors also considered the representations of Forward Management and the Sub-Advisors concerning staffing, capabilities and methodologies applied in managing the Funds. Upon completion of the Board's review and discussion, the Directors concluded that the investment advisory fees payable to Forward Management and the Sub-Advisors under the Agreements are fair and reasonable in light of the services provided to the Funds, and approved the continuation of the Agreements for one year.


Each Investment Management or Sub-Advisory Agreement will remain in effect for two years following its date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the respective Fund's outstanding shares, as applicable, voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of the Investment Advisor by vote cast in person at a meeting called for the purpose of voting on such approval.

Each such Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by such Advisor. Each Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


As described in the Prospectus, the Investment Advisor has agreed to limit the total expenses of the Forward Hansberger International Growth Fund and Forward Hoover Mini-Cap Fund (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) to an annual rate of 1.99%, to limit the total expenses of the Forward Hoover Small Cap Equity Fund Investor Class Shares to an annual rate of 1.78%, to limit the total expenses of the Forward Uniplan Real Estate Investment Fund to an annual rate of 1.89% and to limit the total expenses of the Forward Hoover Small Cap Equity Fund Institutional Class Shares to an annual rate of 1.34%. Pursuant to these agreements, each Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by a Fund to the Investment Advisor will not cause the Fund's expense limitation to exceed existing expense limitations and the reimbursement is made within three years following the year in which the expense was incurred.

Distributor. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated January 2, 2001, (the "Distribution Agreement"), between the Company and PFPC Distributors, Inc. (the "Distributor"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Distributors, Inc. acquired Provident Distributors, Inc., the Funds' previous distributor, on January 2, 2001. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Company pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for one year and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


The shares of the Funds are sold without a sales charge. The Distributor may use its own financial resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and to pay expenses associated with providing other services to Shareholders. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Company and/or other events sponsored by dealers. See the Prospectus of the Funds for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.

Codes of Ethics. The Company, the Investment Advisor, the Sub-Advisors and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.


Administrative Services and Transfer Agent. PFPC Inc. (hereinafter "PFPC, " "Administrator" and "Transfer Agent"), whose principal business address is 4400 Computer Drive, Westborough, Massachusetts 01581, acts as the Company's administrator and transfer agent. As Administrator, PFPC performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay PFPC a monthly fee based on the average net assets of each Fund. PFPC receives an annual fee of 0.12% up to and including the first $200 million in assets, 0.10% for the next $200 million in assets, 0.08% for the next $600 million in assets and 0.07% for all assets over $1 billion. The Administration Agreement between the Funds and PFPC has an initial term of three years and will renew automatically for successive one-year terms. Pursuant to a Transfer Agency and Services Agreement, PFPC also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of two years and automatically renews for successive one-year terms. PFPC is a majority-owned subsidiary of PNC Financial Services Group, Inc. Shareholder inquiries may be directed to PFPC at P.O. Box 9820, Providence, Rhode Island 02940-9820.

For the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000, the Funds paid PFPC $276,220, $274,756 and $211,562, respectively, for its Administrative services.


OTHER SERVICE PROVIDERS

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Funds include: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service expenses pursuant to a Shareholder Service Plan and Distribution Plan; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Company; association dues; and costs of stationery and forms prepared exclusively for the Funds.

Shareholder Service and Distribution Plans. Each Fund has a Shareholder Service Plan and Distribution Plan applicable to shares of the Funds (collectively, "Shareholder Service Plans"). The Company intends to operate the Shareholder Service Plans in accordance with their terms. Under the Shareholder Service Plans, third party service providers may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of shares in amounts not to exceed 0.10% under the Shareholder Service Plan (except for Institutional shares of the Forward Hoover Small Cap Equity Fund, which are not subject to the Shareholder Service Plan) and 0.25% under the Distribution Plan (except for Institutional shares of the Forward Hoover Small Cap Equity Fund which are not subject to the Distribution
Plan) of the average daily net assets of the shares of each Fund.

Under the Shareholder Service Plans, ongoing payments may be made on a quarterly basis to participating organizations for both distribution and shareholder servicing of shares that are registered in the name of that participating organization as nominee or held in a shareholder account that designates that participating organization as the dealer of record. These fees may also be used to cover the expenses of the Distributor primarily intended to result in the sale of shares of the Funds, including payments to participating organizations for selling shares of the Funds and for servicing shareholders. Activities for which these fees may be used include: overhead of the Distributor; printing of prospectuses and SAIs (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Shareholder Service Plan.

In the event a Shareholder Service Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Shareholder Service Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Funds will receive payment under the Shareholder Service Plans without regard to actual distribution expenses incurred.

The Shareholder Service Plans have been approved by the Company's Board of Directors, including all of the Directors who are not interested persons of the Company, as defined in the 1940 Act. The Shareholder Service Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Shareholder Service Plans, cast in person at a meeting called for that purpose. The Shareholder Service Plans may be terminated as to the Company at any time, without any penalty, by such Directors or by a vote of a majority of the Company's outstanding shares on 60 days' written notice.

Any change in the Shareholder Service Plans of the Funds that would materially increase the expenses paid by the Funds requires shareholder approval; otherwise, the Shareholder Service Plans may be amended by the Board of Directors of the Funds, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Shareholder Service Plans or in any agreements related to it, by a vote cast in-person.

Third party service providers are required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to them under the Shareholder Service Plans, as well as to furnish the Board with such other information as may reasonably be requested in connection with the payments made under the Shareholder Service Plans in order to enable the Board to make an informed determination of whether the Shareholder Service Plans should be continued.


For the fiscal year ended December 31, 2002, the following amounts were paid under the Distribution Plan:

                                                                                      FORWARD
                                    FORWARD        FORWARD            FORWARD       UNIPLAN REAL
                                  HANSBERGER     HOOVER SMALL         HOOVER          ESTATE
                                INTERNATIONAL    CAP EQUITY          MINI-CAP       INVESTMENT
                                 GROWTH FUND        FUND             FUND/1/           FUND                   TOTAL
-----------------------------------------------------------------------------------------------------------------------
Advertising                      $        581   $      2,673           --          $        903            $      4,157
-----------------------------------------------------------------------------------------------------------------------
Printing and Mailing of          $      4,918   $     32,372           --          $      4,743            $     42,033
-----------------------------------------------------------------------------------------------------------------------


Prospectuses (other than
 to current shareholders)
---------------------------------------------------------------------------------------------------------
Compensation to                  $      5,737   $     22,986           --     $      5,258   $     33,981
 Underwriters
---------------------------------------------------------------------------------------------------------
Compensation to                  $     14,153   $    176,349           --     $     24,932   $    215,434
 Broker-Dealers
---------------------------------------------------------------------------------------------------------
Total                            $     25,389   $    234,380           --     $     35,836   $    295,605
---------------------------------------------------------------------------------------------------------

----------
/1/ The Forward Hoover Mini-Cap Fund commenced operations on January 1, 2003.


Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made, that the Board of Directors approve all agreements implementing the Distribution Plan and that the Distribution Plan may be continued from year-to-year only if the Board of Directors concludes at least annually that continuation of the Distribution Plan is likely to benefit shareholders.

                       INVESTMENT OBJECTIVES AND POLICIES


The investment objective of each of the Funds is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of each Fund may be changed by the Company's Directors without a vote of the holders of a majority of outstanding shares of a Fund. There can be no assurance that the investment objective of the Funds will be achieved.

The investment policy of each of the Forward Hoover Small Cap Equity Fund, Forward Hoover Mini-Cap Fund and Forward Uniplan Real Estate Investment Fund, relating to the type of investments in which 80% of the Fund's net assets must be invested in the particular type of investment suggested by its name, may be changed by the Board of Directors without shareholder approval. However, to the extent required by the SEC regulations, shareholders will be provided with sixty days' notice in the manner prescribed by the SEC.


INVESTMENT POLICIES


The Forward Hansberger International Growth Fund. The Forward Hansberger International Growth Fund will seek its investment objective by investing at least 65% of its assets in equity securities of companies located outside the United States. The Forward Hansberger International Growth Fund expects to invest predominantly in common stocks, but may also invest in all types of equity securities including preferred stocks and convertible securities. There are no limits on the types of equity securities that may be purchased so long as they are publicly traded. The securities of companies organized or located outside of the United States may be traded on U.S. securities markets.


The Forward Hansberger International Growth Fund may invest up to 25% of its assets in emerging markets. The Sub-Advisor has broad discretion to identify and invest in countries it considers that qualify as emerging market securities. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities.


The Forward Hoover Small Cap Equity Fund. The Forward Hoover Small Cap Equity Fund will invest at least 80% of its assets in the equity securities of small capitalization companies. The Fund currently intends that the market capitalization of these companies at the time of initial purchase shall be no larger than $2 billion. The Forward Hoover Small Cap Equity Fund expects to invest predominantly in common stocks, but may also invest in all types of equity and debt securities including preferred stocks, convertible securities, warrants and foreign securities. There are no limits on the types of equity or debt securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities. The Fund may continue to hold an investment even if its market capitalization exceeds the range of the Fund's other investments.

The Forward Hoover Mini-Cap Fund. The Forward Hoover Mini-Cap Fund will invest at least 80% of its assets in the equity securities of companies with market capitalization no larger than $1 billion at the time of initial purchase. The Forward Hoover Mini-Cap Fund expects to invest predominantly in common stocks, but may also invest in all types of equity and debt securities including preferred stocks, convertible securities, warrants and foreign securities. There are no limits on the types of equity or debt securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities. The Fund may continue to hold an investment even if its market capitalization exceeds the range of the Fund's other investments.


Each of the Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund may invest up to 5% of its assets in securities of emerging markets. The Sub-Advisor has broad discretion to identify and invest in countries it considers that qualify as emerging market securities. However, an emerging market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (e.g., the World Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities.

Debt securities held by the Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund may include securities rated in any rating category by a Nationally Recognized Securities Rating Organization ("NRSRO") or that are unrated. As a result, the Funds may invest in high risk, lower quality debt securities, commonly referred to as "junk bonds." Investment grade debt securities are securities rated at least Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Ratings Service (nationally recognized statistical ratings organizations), or if unrated, are determined to be of the same quality by the Sub-Advisor. Generally, debt securities in these categories should have adequate capacity to pay interest and repay principal but their capacity is more likely than higher-grade debt securities to be weakened if there is a change in economic conditions or other circumstances. High yield ("junk") bonds are considered speculative with regard to the issuer's capacity to pay interest and repay principal and may be in default. The Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund will invest in debt securities rated at least Ba or B by Moody's or BB or B by Standard & Poor's or, if unrated, determined by the Sub-Advisor to be of the same quality. Each Fund will limit its investments in junk bonds (i.e. those rated lower than the four highest rating categories or if unrated determined to be of comparable quality) to not more than 10% of each Fund's assets.

Securities purchased by the Forward Hoover Small Cap Equity Fund and the Forward Hoover Mini-Cap Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization. The Funds will not invest 25% or more of their assets in securities issued by companies in any one industry.


The Forward Uniplan Real Estate Investment Fund. The Forward Uniplan Real Estate Investment Fund invests in real estate securities. For the purpose of the Forward Uniplan Real Estate Investment Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its assets in real estate. Other than real estate investment trusts ("REITs"), most real estate companies do not pay dividends at a meaningful level. The Fund's Sub-Advisor expects that the

Fund's investment in real estate companies will be directed toward REITs and other real estate operating companies that pay higher dividends relative to the stock market as a whole.


Prior to selecting specific investments for the Fund, the Fund's Sub-Advisor generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region, the Fund's Sub-Advisor compiles a profile of supply and demand factors including: (1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and
(4) local trends in rental and property capitalization rates. The Fund's Sub-Advisor uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The Fund's Sub-Advisor then proceeds to select investments that attempt to take advantage of those factors.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund that may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph (1) below, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, each Fund may not:

(1) invest 25% or more of the total value of its assets in a particular industry, except that the Forward Uniplan Real Estate Investment Fund will invest over 25% of its assets in the real estate industry;

(2) issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or borrow money, except that a Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes;

(3) purchase or sell commodities or commodity contracts, except that each Fund may engage in futures transactions as described in the Prospectus;

(4) make loans, except that each Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus;

(5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter;

(6) purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein); or

(7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

                   ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Funds' investments is set forth below. From time to time, particular Funds may purchase these securities or enter into these strategies to an extent that is more than incidental. Unless otherwise indicated, the discussion below pertains to all of the Funds.

VARIABLE AND FLOATING RATE SECURITIES

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

The Funds may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.


The Funds also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.


MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or "GNMA"); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or "FNMA" or the Federal Home Loan Mortgage Corporation or "FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

The Funds may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements and Dollar Roll Arrangements" below), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. A Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors.

U.S. GOVERNMENT OBLIGATIONS

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objective.

SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

Each Fund may invest up to 10% of its total assets in shares of other investment companies including exchange traded funds. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Funds in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Fund's Sub-Advisor.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

The Funds may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund's Sub-Advisor. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

DERIVATIVE INSTRUMENTS

The Funds may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If a Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.

Swap Agreements. The Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisors in accordance with procedures established by the Board of Directors, to limit any potential leveraging of the Fund's portfolio.

Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor or Sub-Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

OPTIONS ON SECURITIES, SECURITIES INDICES AND FUTURES

The Funds may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value.

One purpose of purchasing call options is to protect against substantial increases in prices of securities. The Funds may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a fund is "covered" if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Funds will cover call options on securities indices that they write by owning securities whose price changes, in the opinion of the Investment Advisor or Sub-Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Funds will receive a premium from writing a put or call option, which increases their gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Company's limitation on investments in securities that are not readily marketable.

A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. Each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Advisor's or Sub-Advisors' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Funds may invest in interest rate, stock index and foreign currency futures contracts and options thereon. There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."


The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds will use financial futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"). Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 5% of the fair market value of a Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of a Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).


A Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. The Funds may enter into these contracts for the purpose of hedging against foreign exchange risk arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. The Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Funds also may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

ILLIQUID SECURITIES

The Funds may invest in illiquid or restricted securities if the Investment Advisor or Sub-Advisor believes that they present an attractive investment opportunity. Each of the Funds may not invest more than 15% of its net assets in illiquid securities as measured at the time of investment. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Funds' liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Funds could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and certain commercial paper that a Sub-Advisor has determined to be liquid under procedures approved by the Board of Directors).

A Fund's investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

SHORT SALES

The Funds may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale (other than a short sale "against the box"), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund's Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Directors.

A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

BORROWING

Each of the Funds may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. Under the 1940 Act, each of the Funds is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. The Funds may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds' net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

CORPORATE DEBT SECURITIES


Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities." The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Service ("S&P")) are described as "speculative" both by Moody's and S&P. Rating agencies may periodically change the rating assigned to a particular security. While the Sub-Advisors will take into account such changes in deciding whether to hold or sell a security, a Sub-Advisor is not required to sell a security that is downgraded to any particular rating.


DEBT SECURITIES

The Funds may invest in debt securities that are rated between BBB and as low as CCC by S&P and between Baa and as low as Caa by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisors. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset values.

Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody's are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Funds to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interests rate, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses seeking recovery.

DEPOSITARY RECEIPTS

The Funds may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, a Fund's investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on the Funds' investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, a Fund's rights against the borrower may be more limited than those held by the original lender.

INVESTMENT IN FOREIGN AND DEVELOPING MARKETS

The Forward Hansberger International Growth Fund may purchase securities in any foreign country, developed or developing. Potential investors in The Forward Hansberger International Growth Fund should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.


Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Fund attempts to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from its investment or anticipated investment in securities denominated in foreign currencies. The Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

CERTIFICATES OF DEPOSIT AND TIME DEPOSITS

Each Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

PORTFOLIO TURNOVER


The annual portfolio turnover rates for the Forward Hoover Small Cap Equity Fund and Forward Hoover Mini-Cap Fund are expected to be less than 200% under normal market conditions. The Forward Hansberger International Growth Fund's portfolio turnover rate is expected to be less than 100% under normal market conditions. Portfolio turnover rates for the Forward Uniplan Real Estate Investment Fund should be less than 50%.


                             PORTFOLIO TRANSACTIONS


The Investment Advisor and Sub-Advisors are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Advisor determines which brokers are eligible to execute portfolio transactions of the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, each Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors such as the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Funds and/or the Advisors, and provide other services in addition to execution services. The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). The Advisors may also consider the sale of their shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will be the Company's general policy to seek to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Funds, a Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Funds or the Sub-Advisor. In negotiating commissions with a broker, the Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Sub-Advisor in carrying out its responsibilities to the Funds or its other clients.

Purchases of the Funds' shares also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.


Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' Sub-Advisors. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Funds and the Sub-Advisors' other clients in a manner deemed fair and reasonable by the Sub-Advisor. There is no specified formula for allocating such transactions. The Funds did not pay any commissions to brokers who were affiliated with the Funds, the Investment Advisor or Distributor or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each Fund for each of the last three fiscal years.

                                                     Fiscal Year     Fiscal Year    Fiscal Year
                                                        Ended           Ended          Ended
                                                       12/31/02        12/31/01      12/31/00
Forward Hansberger International Growth Fund/1/      $     28,644   $     42,102   $     94,496
Forward Hoover Small Cap Equity Fund                 $    628,257   $    394,483   $    286,872
Forward Hoover Mini-Cap Fund/2/                                --             --             --
Forward Uniplan Real Estate Investment Fund          $     27,322   $      9,910   $     30,292

----------
/1/ During the time period from January 1, 2000 to June 1, 2000, Salomon Smith Barney was an affiliate of HGI. HGI paid Salomon Smith Barney $2,032 in brokerage commissions, which represented 4% of all commissions paid during the fiscal year ended December 31, 2000.

/2/ The Forward Hoover Mini-Cap Fund commenced operations on January 1, 2003.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer and/or by the Company's Distributor or Transfer Agent. The Funds may authorize one or more brokers to receive, on their behalf, purchase and redemption orders and such brokers are authorized to designate other intermediaries as approved by the Funds to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if approved by the Funds, a broker's authorized designee, receives the order. The Distributor, at its expense, may provide additional promotional incentives to dealers in connection with the sales of shares and other funds managed by the Investment Advisor. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.



Telephone Redemption and Exchange Privileges. As discussed in the Funds' Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts (only the telephone exchange privilege is available for retirement accounts). The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m., Eastern time, will be processed at that day's closing net asset value. There generally is no fee for an exchange; however, there will be a 2.00% redemption fee on shares exchanged within 60 days of purchase. If you choose to receive the proceeds from your redemption via wire transfer, there is an $8.00 charge.

2. Telephone redemptions and/or exchange instructions should be made by dialing 1-800-999-6809.

3. The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent:
        (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the application. This address cannot reflect any change within the previous thirty (30) days.
        (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.
        (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period.
        (d) The maximum amount which can be liquidated and sent to the address of record or a predetermined bank account at any one time is $50,000.
        (e) The minimum amount which can be liquidated and sent to the address of record or a predetermined bank account is $5,000.



Matters Affecting Redemptions. Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form (payments by wire will generally be transmitted on the next Business
Day), except that the Company may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.


The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.


In accordance with its 18f-1 election filed with the SEC, the Company intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Company reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.



The Company has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Company generally may satisfy a redemption request from an affiliated person in-kind, provided that:
(1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.


Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 30 days' written notice, to redeem, at net asset value, the shares of any Shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the net asset value per Share. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the Shareholder that the value of the shares in the account is less than the minimum amount and will allow the Shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Company has previously waived the minimum investment requirements and involuntary redemptions will not result from fluctuations in the value of the shareholder's shares.


Each Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within 60 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.

The value of shares on redemption or repurchase may be more or less than the investor's investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

Anti-Money Laundering Laws. Forward Funds is required to comply with various Federal anti-money laundering regulations. Consequently, Forward Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or Forward Funds may be required to transfer the account or proceeds of the account to a government agency.


                          DETERMINATION OF SHARE PRICE


The net asset value and offering price of each of the Funds' shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading, and any other day except days on which there are insufficient changes in the value of a Fund's portfolio securities to affect that Fund's net asset value or days on which no shares are tendered for redemption and no order to purchase any shares is received. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market's official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company. Puts, calls and futures contracts purchased and held by the Funds are valued at the close of the securities or commodities exchanges on which they are traded. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate Pricing Service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates will generally be obtained on a consistent basis at the London Exchange close (approximately 12:00 noon Eastern
Time). The Funds generally value their holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Directors or which are valued by the Investment Advisor and/or Sub-Advisors using methodologies approved by the Board of Directors.


The net asset value per share of each of the Funds will fluctuate as the value of the Funds' investments change. Net asset value per share for each of the Funds for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund by the number of such Fund's outstanding shares.

Orders received by dealers prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted in a timely manner to a Fund. Orders received by dealers after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the Funds' Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES


For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five Business Days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.


Certificates representing shares of the Funds will not normally be issued to shareholders. The Transfer Agent will maintain an account for each Shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.


The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).


All Shareholders will receive a confirmation of each new transaction in their accounts. Certificates representing shares of the company will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Company. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of the Company under a custodianship with another bank or trust company must make individual arrangements with such an institution.


Individual Retirement Accounts. Investors having earned income are eligible to purchase shares of the Funds under an individual retirement account ("IRA") pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans ("SEP IRA"), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Company. An IRA funded by shares of the Funds may also be used by employers who have adopted a SEP IRA.


Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

                                  DISTRIBUTIONS


Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a Shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.


In the absence of such an election, each purchase of shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the Shareholder's agent to receive the investor's dividends and distributions upon all shares registered in the investor's name and to reinvest them in full and fractional shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A Shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the investor in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their Shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and Shareholders are advised to consult their own tax advisers with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.


If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.


Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether received in cash or reinvested in Fund shares. The

Funds' distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Funds as capital gain dividends are taxable to Shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Funds' shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds' investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.


Distributions by a Fund reduce the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the Shareholder.


Sale or Other Disposition of Shares. Upon the redemption or exchange of shares, a Shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the Shareholder's hands; a gain will generally be taxed as long-term capital gain if the Shareholder's holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the Shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

Backup Withholding. With respect to U.S. Citizens and resident aliens, the Funds generally will be required to withhold federal income tax at a rate of 30% (in
2003) ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to a Shareholder if (1) the Shareholder fails to furnish the Funds with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the Shareholder or the Funds that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.


Foreign Shareholders. Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the applicable Fund is "effectively connected" with a U.S. trade or business carried on by such Shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign Shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. The foreign Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains.

If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate Shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such Shareholders furnish the Funds with proper certification of their foreign status.


Estate and Gift Taxes. Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. Federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.


The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount. Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules. A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund's status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.


DIVIDEND ROLLS

The Funds may perform "dividend rolls." A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate "dividends-received deduction." If so, the Fund's distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 80% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales. Under certain circumstances, a Fund may recognize a gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was substantially disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30/th/ day after the close of the taxable year, if certain conditions are met.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations and if the Fund qualifies to be taxed as a RIC that year, a Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and for individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.


Currency Fluctuation - Section 988 Gains and Losses. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue receivables or expenses denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income.

Passive Foreign Investment Companies. Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Other Investment Companies. It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.

Real Estate Investment Fund Investments. A Fund may invest in real estate investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs"). Although the Advisor does not intend to invest Fund assets in REITs that hold primarily residual interests in REMICs, under applicable Treasury regulations, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") may be subject to federal income tax. Excess inclusion income of the Fund may be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders, with the same tax consequences as if the shareholder held the REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of Fund shares, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Advisor has not historically invested in mortgage REITs or vehicles that primarily hold residual interest in REMICS and does not intend to do so in the future.


Personal Holding Company. Based upon their current shareholders, it appears that certain of the Funds will be considered to be personal holding companies (a "PHC") under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income ("UPHCI") at the highest individual income tax rate under the Code. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.


The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each of the Funds intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Other Tax Matters. Each Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code's original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, each Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Funds elected to defer capital losses and currency losses occurring between November 1, 2002 and December 31, 2002 as follows:

                                                     CAPITAL LOSSES       CURRENCY LOSSES
------------------------------------------------------------------------------------------------
Forward Hansberger International Growth Fund         $       316,585                   --
------------------------------------------------------------------------------------------------
Forward Hoover Small Cap Equity Fund                 $       645,139                   --
------------------------------------------------------------------------------------------------
Forward Hoover Mini-Cap Fund/1/                                   --                   --
------------------------------------------------------------------------------------------------
Forward Uniplan Real Estate Investment Fund          $         4,879                   --
------------------------------------------------------------------------------------------------

----------
/1/ The Forward Hoover Mini-Cap Fund commenced operations on January 1, 2003.

Such losses will be treated as arising on the first day of the year ending December 31, 2003.
At December 31, 2002 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                   EXPIRING IN    EXPIRING IN    EXPIRING IN     EXPIRING IN     EXPIRING IN
                                      2006           2007           2008            2009            2010
--------------------------------------------------------------------------------------------------------------
Forward Hansberger               $    304,243   $     43,416    $  1,297,970   $  2,884,919    $  2,932,364
International Growth Fund
--------------------------------------------------------------------------------------------------------------
Forward Hoover Small Cap                   --             --              --   $  5,507,163    $  5,017,629
Equity Fund
--------------------------------------------------------------------------------------------------------------
Forward Hoover Mini-Cap                    --             --              --             --              --
Fund
--------------------------------------------------------------------------------------------------------------
Forward Uniplan Real                       --             --              --             --              --
Estate Investment Fund
--------------------------------------------------------------------------------------------------------------


----------
/1/ The Forward Hoover Mini-Cap Fund commenced operations on January 1, 2003.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Liquidation of Funds. The Board of Directors of the Company may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Funds may from time to time include "total return" in advertisements or reports to shareholders or prospective investors. From time to time, performance information for a Fund showing its average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.

Investors may also judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services, which indices may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about a Fund that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Any fees charged with respect to customer accounts for investing in shares of a Fund will not be included in performance calculations; such fees (e.g. account transaction fees), if charged, will reduce the actual performance from that quoted.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1-, 5- and 10-years (up to the life of the Funds), calculated pursuant to the following formula which is prescribed by the SEC:

                           P(1 + T)[POWER OF n] = ERV


Where:  P=    a hypothetical initial payment of $1,000,
        T=    the average annual total return,
        n=    the number of years, and
        ERV=  the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Funds may advertise their average annual total return over various periods of time. These total return figures show the average percentage change in the value of an investment in the Funds from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Funds during the period were reinvested in shares of the Funds. Figures will be given for 1-, 5- and 10-year periods (if applicable) and may be given for other periods as well (such as from commencement of the applicable Fund's operations, or on a year-by-year basis).

Average annual total return (before taxes) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Each Fund that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                         P(1 + T)[POWER OF n] = ATV[BASE OF D]

Where:          P=      a hypothetical initial payment of $1, 000,
                T=      average annual total return (after taxes on
                        distributions),
                n=      number of years, and
   ATV[BASE OF D]=      the ending value of a hypothetical $1,000
                        payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return-after taxes on distributions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

Each Fund that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                      P(1+T)[POWER OF n] = ATV[BASE OF DR]

Where:           P=      a hypothetical initial payment of $1,000,
                 T=      average annual total return (after taxes on
                         distributions and redemption),
                 n=      number of years, and
   ATV[BASE OF DR]=      the ending value of a hypothetical $1,000
                         payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods
                         (or fractional portion), after taxes on distributions and redemption.

Average annual total returns-after taxes on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).

                          Average Annual Total Returns
                       For periods ended December 31, 2002

                                                                                                  Since
                                                                                One Year      Inception
                                                                               ------------------------
Forward Hansberger International Growth Fund (Inception 10/1/98)                 (14.75)%      (4.15)%

Forward Hoover Small Cap Equity Fund (Investor Class) (Inception 10/1/98)        (18.47)%       4.84%

Forward Hoover Small Cap Equity Fund (Institutional Class) (Inception 6/6/02)        --       (14.31)%

Forward Hoover Mini-Cap Fund (Inception 1/1/03)                                      --           --

Forward Uniplan Real Estate Investment Fund (Inception 5/10/99)                    3.56%        8.64%

                      Average Annual Total Returns - After
                             Taxes on Distributions
                       For periods ended December 31, 2002

                                                                                              Since
                                                                                One Year      Inception
                                                                               ------------------------
Forward Hansberger International Growth Fund (Inception 10/1/98)                 (14.75)%      (4.30)%

Forward Hoover Small Cap Equity Fund (Investor Class) (Inception 10/1/98)        (18.47)%       4.76%

Forward Hoover Small Cap Equity Fund (Institutional Class) (Inception 6/6/02)        --       (14.31)%

Forward Hoover Mini-Cap Fund(Inception 1/1/03)                                       --           --

Forward Uniplan Real Estate Investment Fund (Inception 5/10/99)                    1.80%        6.54%

                      Average Annual Total Returns - After
                     Taxes on Distributions and Redemptions
                       For periods ended December 31, 2002

                                                                                              Since
                                                                                One Year      Inception
                                                                               ------------------------
Forward Hansberger International Growth Fund (Inception 10/1/98)                  (9.05)%      (3.31)%

Forward Hoover Small Cap Equity Fund (Investor Class) (Inception 10/1/98)        (11.34)%       3.93%

Forward Hoover Small Cap Equity Fund (Institutional Class) (Inception 6/6/02)        --        (8.78)%

Forward Hoover Mini-Cap Fund (Inception 1/1/03)                                      --           --

Forward Uniplan Real Estate Investment Fund (Inception 5/10/99)                    2.49%        5.94%

Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per Share on the last day of the period, according to the following formula:

                                    2[(a-b + 1)[POWER OF 6] - 1]
                                       ---
                                       cd

Where:          a=      dividends and interest earned during the period,
                b=      expenses accrued for the period (net of reimbursements),
                c=      the average daily number of shares outstanding during
                        the period that were entitled to receive dividends, and
                d=      the maximum offering price per share on the last day of
                        the period.

Total returns are based on past results and do not predict future performance.


Performance Comparisons. In reports or other communications to shareholders or in advertising material, each Fund may compare the performance of its shares with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Advisor, Financial Planning, Forbes, Fortune, Institutional Investor, Money, Smart Money and The Wall Street Journal. If the Funds compare their performance to other funds or to relevant indices, the Funds' performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Funds, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.


Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which the Funds may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U.S. equity and debt markets; (iii) the geographic distribution of the Company's portfolios; and (iv) the number of shareholders in the Funds and the dollar amount of the assets under management.

In addition, reports and promotional literature may contain information concerning the Sub-Advisors, or affiliates of the Company, including (i) performance rankings of other funds managed by the Sub-Advisors, or the individuals employed by the Sub-Advisors who exercise responsibility for the day-to-day management of the Company, including rankings of mutual funds published by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) lists of clients, the number of clients or assets under management.

                               GENERAL INFORMATION

DESCRIPTION OF THE COMPANY AND ITS SHARES


The Company was organized as a Maryland corporation in 1997 and consists of the four portfolios described in the Prospectus and this SAI and two other portfolios described in a separate prospectus and SAI. Each Fund currently offers one class of shares named Investor Shares. The Forward Hoover Small Cap Equity Fund offers two classes of shares called Investor Class shares and Institutional Class shares. Each share represents an equal proportionate interest in a Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors. Shareholders are entitled to one vote for each share owned.


An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Certificate of Incorporation, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting.

The Company will call a special meeting of Shareholders for purposes of considering the removal of one or more Directors upon written request from Shareholders holding not less than 10% of the outstanding votes of the Company. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding shares of the Company), by majority vote, has the power to remove one or more Directors.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Forward Hansberger International Growth Fund
The following entities owned more than 25% of voting securities of the Fund as of April 2, 2003:

          Name and Address                                Percentage
          ----------------                                ----------
          Sutton Place Associates LLC                     98.77%
          One Embarcedero Center, Suite 1050
          San Francisco, CA 94111

Forward Hoover Small Cap Equity Fund (Investor Class Shares)
The following entities owned more than 25% of voting securities of the Fund as of April 2, 2003:

          Name and Address                                Percentage
          ----------------                                ----------
          Charles Schwab & Company Inc.                   41.26%
          Attn: Mutual Funds
          101 Montgomery Street
          San Francisco, CA 94104-4122

          Sutton Place Associates LLC                     25.01%
          One Embarcedero Center, Suite 1050
          San Francisco, CA 94111

Forward Hoover Small Cap Equity Fund (Institutional Class Shares)
The following entities owned more than 25% of voting securities of the Fund as of April 2, 2003

         Name and Address                                 Percentage
         ----------------                                 ----------
         Harder Foundation                                100%
         401 Broadway
         Tacoma, WA 98402

In addition, the following persons owned of record or beneficially, as of April 2, 2003, 5% or greater of any class of the Fund's outstanding equity securities:

          Name and Address                                Percentage
          ----------------                                ----------
          MUIR & CO                                       22.62%
          c/o Frost National Bank
          P.O. Box 2479
          San Antonio, TX 78298-2479

Forward Hoover Mini-Cap Fund
The following entities owned more than 25% of voting securities of the Fund as of April 2, 2003:

          Name and Address                                Percentage
          ----------------                                ----------
          Sutton Place Associates LLC                     99.83%
          One Embarcedero Center, Suite 1050
          San Francisco, CA 94111

Forward Uniplan Real Estate Investment Fund
The following entities owned more than 25% of voting securities of the Fund as of April 2, 2003:

          Name and Address                                Percentage
          ----------------                                ----------
          Sutton Place Associates LLC                     62.85%
          One Embarcedero Center, Suite 1050
          San Francisco, CA 94111

In addition, the following persons owned of record or beneficially, as of April 2, 2003, 5% or greater of any class of the Fund's outstanding equity securities:

          Name and Address                                Percentage
          ----------------                                ----------
          PFPC Inc.                                       17.37%
          FBO Neuberger Berman
          760 Moore Road
          King of Prussia, PA 19406

          Charles Schwab & Company Inc.                   14.53%
          Attn: Mutual Funds
          101 Montgomery Street
          San Francisco, CA 94104-4122


An individual shareholder is a control person of each of the Funds due to an ownership interest in Sutton Place Associates LLC ("Sutton Place"), a control person of the Funds.

As of April 2, 2003, Sutton Place held of record substantially all of the outstanding shares of each of the Funds except the Forward Hoover Small Cap Equity Fund. As a result, Sutton Place will be able to affect the outcome of matters presented for a vote of the Fund's shareholders.

Broderick Management LLC is a control person of the Funds' Investment Advisor. Broderick Management LLC is wholly owned by an individual.

Other Information. The Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Funds' Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent certified public accountants.

Custodian. Brown Brothers Harriman & Co. ("BBH") is the Company's custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund's assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Company's portfolio securities.


Legal Counsel. Legal matters for the Company are handled by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.


Independent Accountants. PricewaterhouseCoopers, LLP, 333 Market Street, San Francisco, CA 94105, acts as independent accountants for the Company.

                              FINANCIAL STATEMENTS


The financial statements for the fiscal year ended December 31, 2002 for the Funds (except for the Forward Hoover Mini-Cap Fund which had not commenced operations during the period) appearing in the Annual Report to Shareholders have been audited by PricewaterhouseCoopers, LLP, independent public accountants. Such financial statements are incorporated herein by reference to the Company's Annual Report as filed with the SEC on March 10, 2003.



You may obtain a Prospectus, Annual Report or Semi-Annual Report at no charge by contacting the Company at Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.

                                   APPENDIX A

                                RATED INVESTMENTS

CORPORATE BONDS

        Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

"Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A": Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa": Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba": Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

"AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

"A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

COMMERCIAL PAPER

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

Moody's: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."

                       STATEMENT OF ADDITIONAL INFORMATION

                            Sierra Club Balanced Fund
                             Sierra Club Stock Fund

                        433 California Street, 11th Floor
                         San Francisco, California 94104
                                 (866) 897-5982

                                dated May 1, 2003


The Sierra Club Funds are series of Forward Funds, Inc. ("Forward Funds" or the "Company"), an open-end management investment company commonly known as a mutual fund. The Company offers six investment portfolios. Two of the portfolios are discussed in this Statement of Additional Information ("SAI"): the Sierra Club Balanced Fund and Sierra Club Stock Fund (collectively, the "Sierra Club Funds" or the "Funds"). There is no assurance that either Fund will achieve its objective.

This SAI is not a prospectus and should be read in conjunction with the Sierra Club Funds' Prospectus, dated May 1, 2003, which has been filed with the Securities and Exchange Commission ("SEC"). A copy of the Prospectus for the Sierra Club Funds may be obtained free of charge by calling the Distributor at
(866) 897-5982.

                                TABLE OF CONTENTS

                                                               Page
                                                               ----

ORGANIZATION OF THE FUNDS ....................................    3
MANAGEMENT OF THE FUNDS ......................................    3
INVESTMENT ADVISORY AND OTHER SERVICES .......................    9
INVESTMENT OBJECTIVES AND POLICIES ...........................   15
INVESTMENT RESTRICTIONS ......................................   15
ADDITIONAL INVESTMENT TECHNIQUES AND RISKS ...................   16
PORTFOLIO TRANSACTIONS .......................................   29
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...............   30
DETERMINATION OF SHARE PRICE .................................   32
SHAREHOLDER SERVICES AND PRIVILEGES ..........................   33
DISTRIBUTIONS ................................................   34
TAX CONSIDERATIONS ...........................................   34
CALCULATION OF PERFORMANCE DATA ..............................   41
GENERAL INFORMATION ..........................................   45
FINANCIAL STATEMENTS .........................................   46
APPENDIX A ...................................................  A-1

                            ORGANIZATION OF THE FUNDS


The Sierra Club Funds are series of the Forward Funds, Inc., an open-end management investment company, which offers six investment portfolios. The two portfolios discussed in this SAI are diversified investment portfolios. The Company was organized as a Maryland corporation on October 3, 1997.

The authorized capital stock of the Company consists of one billion four hundred million (1,400,000,000) shares of two classes of common stock having a par value of $0.001 per share. The Board of Directors of the Company has designated the stock into six series. Each Sierra Club Fund currently offers only one class of shares called Investor Class shares. Holders of shares of the Funds of the Company have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.


The Board of Directors may classify or reclassify any unissued shares of the Company into shares of another class or series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.

                             MANAGEMENT OF THE FUNDS

Board of Directors. The Company's Board of Directors oversees the management and business of the Funds. The Directors are elected by Shareholders of the Company. There are currently five directors, three of whom are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of that person's affiliation with the Company, its distributor, its investment advisors or otherwise. The Directors and Officers of the Company are listed below. Their affiliations over the last five years are set forth below.

NON-INTERESTED DIRECTORS:

                                                                                                     NUMBER OF
                                                                                                       FUNDS
                                                                                                      IN FUND
                    POSITION(S)   TERM OF OFFICE                                                      COMPLEX    OTHER DIRECTORSHIPS
NAME, ADDRESS,       HELD WITH     AND LENGTH OF                                                    OVERSEEN BY         HELD BY
   AND AGE*         THE COMPANY   TIME SERVED**    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS     DIRECTOR        DIRECTOR***
-----------------  -------------  --------------  ------------------------------------------------  -----------  -------------------
Haig G. Mardikian    Director       Since 1998    Owner of Haig G. Mardikian Enterprises, a real
Age: 55                                           estate investment business (1971-present); a           6       None.
                                                  General Partner of M&B Development, a real
                                                  estate investment business (1983-present);
                                                  General Partner of George M. Mardikian
                                                  Enterprises, a real estate investment business
                                                  (1983-2002); President and Director of
                                                  Adiuvana-Invest, Inc., a real estate investment
                                                  business (1989-present); Vice Chairman and Trustee
                                                  of the William Saroyan Foundation (1992-present).
                                                  Mr. Mardikian has served as Managing Director of
                                                  the United Broadcasting Company, radio
                                                  broadcasting (1983-2001) and Chairman and Director
                                                  of SIFE Trust Fund (1977-2002). He serves as a director
                                                  of the Downtown Association of San Francisco
                                                  (1982-present) and the Market Street Association
                                                  (1982-present) and as a trustee of Trinity
                                                  College (1998-present); the Herbert Hoover
                                                  Presidential Library (1997-present); the Herbert
                                                  Hoover Foundation (2002-present) and the Advisor
                                                  California Civil Liberties Public Education Fund
                                                  (1997-present).

Leo T. McCarthy      Director       Since 1998    President, The Daniel Group, an investment                     Trustee, Parnassus
Age: 72                                           partnership (January 1995-present); Trustee,           6       Fund (1) (December
                                                  Jesuit School of Theology (March 2001 - present);              1997-April 2002);
                                                  Director of Red Chamber, a seafood import company              Director, Linear
                                                  (1997-present) and Director, Accela, Inc.,                     Technology
                                                  a software company (March 1998-present).                       Corporation, a
                                                                                                                 manufacturing
                                                                                                                 company (July 1994-
                                                                                                                 present).

Donald O'Connor      Director       Since 2000    Financial Consultant (1997-present); Retired                   Trustee of the
Age: 66                                           Vice President of Operations, Investment Company       6       Advisors Series
                                                  Institute ("ICI"), a mutual fund trade association             Trust (15)
                                                  (May 1969 - June 1993); Executive Vice President               (1997-present).
                                                  and Chief Operating Officer, ICI Mutual Insurance
                                                  Company, an insurance company (1987-1997); Chief,
                                                  Branch of Market Surveillance, Securities and
                                                  Exchange Commission (1964-1969).

----------------

* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.

** Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.

*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

INTERESTED DIRECTORS:

                                                                                                     NUMBER OF
                                                                                                       FUNDS
                                                                                                      IN FUND
                    POSITION(S)   TERM OF OFFICE                                                      COMPLEX    OTHER DIRECTORSHIPS
NAME, ADDRESS,       HELD WITH     AND LENGTH OF                                                    OVERSEEN BY         HELD BY
   AND AGE*         THE COMPANY   TIME SERVED**    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS     DIRECTOR        DIRECTOR***
-----------------  -------------  --------------  ------------------------------------------------  -----------  -------------------
J. Alan Reid,      President,     Since 2001      President of Forward Management,                               Director
Jr.****             Director                      LLC, an investment advisor                             6       of
Age: 40                                           ("Forward Management," formerly                                SunGard
                                                  known as Webster Investment                                    Expert
                                                  Management Co., LLC) (April                                    Solutions
                                                  2001-present), Senior Vice                                     and
                                                  President, Director of Business                                FOLIOfn.
                                                  Delivery, Morgan Stanley Online, a
                                                  financial services company
                                                  (1999-2001); Executive Vice
                                                  President and Treasurer, Webster
                                                  Investment Management Co., LLC
                                                  (1998-1999); Vice President,
                                                  Regional Director, Investment
                                                  Consulting Services, Morgan
                                                  Stanley, Dean Witter, Discover &
                                                  Co., a financial services company
                                                  (July 1992-February 1998); Vice
                                                  President, Regional Director,
                                                  Investment Consulting Services,
                                                  Dean Witter, a financial services
                                                  company (May 1994-September 1997);
                                                  Vice President of the Board of
                                                  Directors of Centerpoint, a public
                                                  health and welfare organization
                                                  (January 1997-present).

DeWitt F.          Director       Since 2000      Principal, Pension Investment Consulting, a                    Trustee of the
Bowman*****                                       consulting company (February 1994-present);            6       Brandes
Age: 72                                           Interim Treasurer and Vice President for                       Institutional
                                                  Investments, Regents of the University of                      International Fund
                                                  California (September 2000-April 2001); Treasurer              (1) (May
                                                  of Pacific Pension Institute, a non-profit                     1995-present).
                                                  education organization (February 1994-2002);
                                                  Assistant Treasurer of Edgewood Center for
                                                  Children and Families, a non-profit care center
                                                  (March 1994-present). He serves as a director of
                                                  the Episcopal Diocese of California, a
                                                  non-profit religious organization (June
                                                  1964-present) and RREEF America REIT, Inc. (May
                                                  1994-present) and as a trustee of the Pacific
                                                  Gas and Electric Nuclear Decommissioning Trust
                                                  Fund, a decommissioning trust (May 1994-present)
                                                  and the PCG Private Equity Fund, a private
                                                  equity fund of funds (May 1998-present).

---------------------------

* Each Director may be contacted by writing to the Director, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.



** Each Director will hold office for an indefinite term until the earliest of
(i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's Articles of Incorporation.

*** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.

**** Mr. Reid is considered an interested director because he acts as President of the Investment Advisor and holds other positions with an affiliate of the Company.

***** Mr. Bowman is considered an interested director because he is affiliated with a company that has provided or may provide consulting services to Forward Management, LLC in the future.


OFFICERS:


                                                                                                     NUMBER OF
                                                                                                    PORTFOLIOS
                                                                                                      IN FUND
                    POSITION(S)   TERM OF OFFICE                                                      COMPLEX    OTHER DIRECTORSHIPS
NAME, ADDRESS,       HELD WITH     AND LENGTH OF                                                    OVERSEEN BY         HELD BY
   AND AGE          THE COMPANY   TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS     DIRECTOR          DIRECTOR
-----------------  -------------  --------------  ------------------------------------------------  -----------  -------------------
John P. McGowan      Treasurer       Since 1999     Senior Vice President and Chief Operating
433 California                                      Officer, Forward Management, LLC (June 1999 -      N/A              N/A
Street Suite 1010                                   present); Vice President, Client Services, First
San Francisco,                                      Data Investor Services Group, a mutual fund
CA 94104                                            administrator (June 1998-May 1999); Assistant
Age: 36                                             Vice President, Trust and Investment Services
                                                    Division, M & T Bank, an investment adviser
                                                    (1992-1998).


Lori V. Russell      Secretary       Since 2003     Associate Counsel at PFPC Inc. since 2002;         N/A              N/A
4400 Computer                                       Associate Counsel at Investors Bank & Trust
Drive Westborough,                                  Company, a financial service provider
MA 01581                                            (2001-2002); Manager in Regulatory
Age: 31                                             Administration Department of PFPC Inc.
                                                    (1998-2001).

---------

* Each officer shall hold at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

The Board of Directors has established three standing committees in connection with their governance of the Funds: Audit, Nominating and Pricing Committees.


The Audit Committee consists of three members: Messrs. Mardikian,
McCarthy and O'Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Company's financial records and internal accounting controls and acting as the principal liaison between the Board and the Company's independent auditors. During the fiscal year ended December 31, 2002, the Audit Committee convened two times.

The Nominating Committee consists of three members: Messrs. Mardikian,
McCarthy and O'Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Directors (including considering written nominations from shareholders delivered to the Company at its address on page 9). During the fiscal year ended December 31, 2002, the Nominating Committee did not convene.


The Pricing Committee consists of four members: Messrs. DeWitt Bowman,
John McGowan, Wes McCain and Gordon Ceresino. The Pricing Committee, in conjunction with the Investment Advisor and sub-advisors, is responsible for determining the fair value and market value of the Funds' securities when such determinations involve the exercise of judgment.


The Funds pay each Director who is not an affiliated person (as defined under the 1940 Act) an annual fee of $14,500 (Directors receive $3,625 per regular meeting and $1,500 for each special meeting attended in person, and receive half that amount if they participate by telephone). Officers of the Funds and Directors who are affiliated persons of the Funds, Investment Advisor or sub-advisors do not receive any compensation from the Funds or any other funds managed by the Investment Advisor or sub-advisors. As of April 2, 2003, the Officers and Directors owned less than 1% of the outstanding shares of the Company.

                       INFORMATION AS OF DECEMBER 31, 2002


                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN BY
                                                            DOLLAR RANGE OF EQUITY          DIRECTOR IN FAMILY OF
NAME OF DIRECTOR              FUND                          SECURITIES IN THE FUNDS*        INVESTMENT COMPANIES
---------------------------   ---------------------------   ---------------------------   -----------------------
NON-INTERESTED DIRECTORS:

          Haig G. Mardikian   Sierra Club Balanced Fund/1/           A                               C
                              Sierra Club Stock Fund                 B

          Leo T. McCarthy     Sierra Club Balanced Fund/1/           A                               C
                              Sierra Club Stock Fund                 A

          Donald O'Connor     Sierra Club Balanced Fund/1/           A                               E
                              Sierra Club Stock Fund                 A

INTERESTED DIRECTORS:

          J. Alan Reid, Jr.   Sierra Club Balanced Fund/1/           A                               E
                              Sierra Club Stock Fund                 B

          DeWitt F. Bowman    Sierra Club Balanced Fund/1/           A                               A
                              Sierra Club Stock Fund                 A
--------------


/1/ The Sierra Club Balanced Fund commenced operations on January 1, 2003.

       *  Key to Dollar Ranges
       A. None
       B. $1 - $10,000
       C. $10,001 - $50,000
       D. $50,001 - $100,000
       E. Over $100,000

No Director who is not an interested person of the Company owns any securities of Forward Management, LLC, any of the sub-advisors (as defined on page 10), PFPC Distributors, Inc. or their affiliates.

            Compensation Received From Funds as of December 31, 2002

                                                    PENSION OR
                               AGGREGATE        RETIREMENT BENEFITS     ESTIMATED ANNUAL     TOTAL COMPENSATION
                           COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON        FROM COMPANY AND
NAME AND POSITION             THE COMPANY         FUNDS' EXPENSES          RETIREMENT           FUND COMPLEX
-------------------        ------------------   ---------------------   -----------------    -------------------
J. Alan Reid, Jr.          $                0   $                   0   $               0    $                 0
   Director*
DeWitt Bowman,             $           12,000   $                   0   $               0    $             12,000
   Director*
Haig G. Mardikian,         $           12,750   $                   0   $               0    $             12,750
   Director
Leo T. McCarthy,           $           12,750   $                   0   $               0    $             12,750
   Director
Donald O'Connor,           $           12,750   $                   0   $               0    $             12,750
   Director

----------
* Interested


                     INVESTMENT ADVISORY AND OTHER SERVICES


Investment Advisors. Forward Management Company, LLC ("Forward Management" or the "Investment Advisor") serves as the Investment Advisor to each Fund. Forward Management is a registered investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"), that supervises the activities of each sub-advisor and has the authority to engage the services of different sub-advisors with the approval of the Directors of each of the respective Funds and each Fund's shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. Broderick Management LLC ("Broderick"), an entity that invests in other entities in the financial services industry, is the sole holder of Forward Management's securities. Broderick is wholly owned by Gordon Getty. Broderick was organized as a Delaware Limited Liability Company on December 5, 1997. Sutton Place Management, LLC is an affiliate of the Funds who is also an affiliate of the Investment Advisor because it serves as an administrative service company to Broderick and its subsidiaries.


The Funds are designed to provide investment alternatives that are consistent with the principles and standards of the Sierra Club and to support Sierra Club's work in protecting our planet. The Sierra Club works with the Investment Advisor to create a list of securities that meet these principles and standards. The Investment Advisor has agreed to pay an annual fee to the Sierra Club in return for its services in creating this list and for use of the Sierra Club's trademark. This fee is assessed using the following schedule: (i) for the first year of the agreement, the Investment Advisor will pay to the Sierra Club an amount equal to 0.12% of the net assets of the Sierra Club Funds that are managed by the Investment Advisor; (ii) on January 1, 2005, the Investment Advisor will pay the same 0.12% fee on all retained assets that were under management in the first year. A higher 0.15% fee will be paid on the net new assets gathered during the second year; and (iii) for the third year, a fee of 0.12% will be paid on all the retained assets from the first year, a 0.15% fee will be paid on all the retained assets from the second year and a 0.20% fee will be paid on the net new assets gathered during the third and subsequent years.

All amounts paid by the Investment Advisor may be used by the Sierra Club to support its goals and programs.


Forward Management has the authority to manage the Funds in accordance with the investment objective, policies and restrictions of the Funds and subject to general supervision of the Company's Board of

Directors but has delegated this authority to sub-advisors for each Fund. It also provides the Funds with ongoing management supervision and policy direction. Forward Management has managed the Funds since their inception and the six portfolios of the Company are its principal investment advisory clients. Daily investment decisions are made by the sub-advisor to each Fund, whose investment experience is described below. (Forward Management is referred to herein as "Investment Advisor" or "Advisor" and the sub-advisors are referred to herein as "Sub-Advisors").

The Sierra Club Balanced Fund. Forward Management has engaged the services of Harris Bretall Sullivan & Smith L.L.C. ("Harris Bretall") to act as Sub-Advisor for a portion of the Sierra Club Balanced Fund's portfolio. Harris Bretall, founded in 1971, a registered investment adviser under the Advisers Act, is located at One Sansome Street, Suite 3300, San Francisco, California 94014. As of December 31, 2002, Harris Bretall managed over $2.6 billion in equity, balanced, fixed-income and socially responsible assets. Forward Management has also engaged the services of New York Life Investment Management LLC ("NYLIM") to act as the Sub-Advisor for a portion of the Fund's portfolio. NYLIM, founded in 2000, is a registered investment adviser under the Advisers Act and is located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. NYLIM is an indirect wholly-owned subsidiary of New York Life. As of December 31, 2002, NYLIM and its affiliates managed over $157 billion in assets.


The Sierra Club Stock Fund. Forward Management has also engaged the services of Harris Bretall and NYLIM to act as Sub-Advisors for a portion of the Sierra Club Stock Fund's portfolio. Harris Bretall and NYLIM are described above.

Prior to December 16, 2002, the Sierra Club Stock Fund was known as the Forward Garzarelli U.S. Equity Fund and its Sub-Advisor was Garzarelli Investment Management, LLC. From December 16, 2002 to January 1, 2003, the Sierra Club Stock Fund was known as the Forward U.S. Equity Fund and its Sub-Advisor was Affinity Investment Advisors, LLC. In addition, prior to March 2000, the Fund was known as the U.S. Equity Fund and its Sub-Advisor was Barclays Global Fund Advisors.


Investment Management and Sub-Advisory Agreements. Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the respective Funds:


Sierra Club Balanced Fund                                   0.94%

Sierra Club Stock Fund                                      1.00%

Neither the Investment Advisor nor the Sub-Advisors are required to furnish any personnel, overhead items or facilities for the Company. All fees paid to the Investment Advisor by the Funds are computed and accrued daily and paid monthly based on the net asset value of shares of the Funds.

The following table describes the advisory fees paid by each Fund to Forward Management and the fee(s) waived by Forward Management for the last three fiscal years:


                                                          GROSS ADVISORY       FEES WAIVED BY
                                                          FEES PAID BY           FORWARD             NET ADVISORY FEES
                                                              FUND              MANAGEMENT                 PAID
FISCAL YEAR ENDED DECEMBER 31, 2002
Sierra Club Balanced Fund/1/                                         --                    --                      --
Sierra Club Stock Fund                                    $    178,306         $       22,300        $        156,006


FISCAL YEAR ENDED DECEMBER 31, 2001
Sierra Club Balanced Fund/1/                                         --                    --                      --
Sierra Club Stock Fund                                    $    216,251         $      109,507        $        106,744

FISCAL YEAR ENDED DECEMBER 31, 2000

Sierra Club Balanced Fund/1/                                       --                  --                   --
Sierra Club Stock Fund*                                   $   249,328         $   102,206          $   147,122


----------
* Prior to March, 2000, Barclays Global Fund Advisors served as Sub-Advisor to the U.S. Equity Fund (currently the Sierra Club Stock Fund) and received payments under the Sub-Advisory Agreement. Prior to March 2000, Barclays Global Fund Advisors was paid an annual Sub-Advisory fee by Forward Management of 0.375% on the first $100 million of average net assets, 0.30% on the next $400 million of average net assets and 0.25% on average net assets over $500 million. Prior to January 1, 2003, Affinity Investment Advisors, LLC served as Sub-Advisor to the Forward U.S. Equity Fund (currently the Sierra Club Stock Fund) and received payments under the Interim Investment Sub-Advisory Agreement. Prior to January 1, 2003, Affinity Investment Advisors, LLC was paid an annual sub-advisory fee by Forward Management of 0.55% on the first $100 million of average net assets, 0.50% on the next $400 million of average net assets and 0.45% on average net assets over $500 million. Prior to December 16, 2002, Garzarelli Investment Management, LLC served as Sub-Advisor to the Forward Garzarelli U.S. Equity Fund (currently the Sierra Club Stock Fund) and received payments under the Investment Sub-Advisory Agreement. Prior to December 16, 2002, Garzarelli Investment Management, LLC was paid an annual sub-advisory fee by Forward Management of 0.55% on the first $100 million of average net assets, 0.50% on the next $400 million of average net assets and 0.45% on average net assets over $500 million.


/1/ The Sierra Club Balanced Fund commenced operations on January 1, 2003.

For the services provided pursuant to their Sub-Advisory Agreements with the Investment Advisor, each Sub-Advisor receives an annual fee from the Investment Advisor at the following annual rates based on the average daily net assets of the respective funds allocated to that Sub-Advisor:


                                                NYLIM*         Harris Bretall*
Sierra Club Balanced Fund
     First $100 million in assets                0.37%                   0.41%
     Next $150 million in assets                 0.32%                   0.32%
     Next $250 million in assets                 0.27%                   0.27%
     Assets over $500 million                    0.22%                   0.24%

Sierra Club Stock Fund
     First $100 million in assets                0.45%                   0.45%
     Next $150 million in assets                 0.40%                   0.40%
     Next $250 million in assets                 0.35%                   0.35%
     Assets over $500 million                    0.30%                   0.30%

----------
* In addition, NYLIM and Harris Bretall have each agreed under their Sub-Advisory Agreements to reduce the fees they would have received for the calendar year ending 2003 by 50%.


In its initial approval of the Investment Management Agreement and Sub-Advisory Agreements (the "Agreements"), the Board of Directors of the Company, including a majority of the Directors who are not parties to the Agreements, considered a number of factors. In determining whether to approve each Agreement, the Directors considered the fees and expenses to be paid by the Funds and by comparable funds, the costs of providing these services, and the profitability of the Investment Advisor and the Sub-Advisors due to their relationships with the Funds. The Directors also considered the nature and quality of services provided under the Agreements. The Directors also considered the relationships among the Investment Advisor, the Sub-Advisors, and their affiliates, including any collateral benefits received by the Investment Advisor, the Sub-Advisors and their affiliates due to their relationships with the Funds. The Directors also considered the representations of the Investment Advisor and the Sub-Advisors concerning staffing, capabilities and methodologies to be applied in managing the Funds. Upon completion of the Board's review and discussion, the Directors concluded that the investment advisory fees payable to the Investment Advisor and the Sub-Advisors under the Agreements are fair and reasonable in light of the services to be provided to the Funds, and approved the Agreements for two years.

Each Investment Management or Sub-Advisory Agreement will remain in effect for two years following its date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the respective Fund's outstanding shares, as applicable, voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") of the Investment Advisor by vote cast in person at a meeting called for the purpose of voting on such approval.


Each such Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by such Advisor. Each Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

As described in the Prospectus, the Investment Advisor has agreed to limit the total expenses of each Fund (exclusive of brokerage costs, interest, taxes, dividend and extraordinary expenses) to an annual rate of 1.84% for each Fund. Pursuant to these agreements, each Fund will reimburse the Investment Advisor for any fee waivers or expense reimbursements made by the Investment Advisor, provided that any such reimbursements made by a Fund to the Investment Advisor will not cause the Fund's expense limitation to exceed the amounts set forth above and the reimbursement is made within three years following the year in which the expense was incurred.


Distributor. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated January 2, 2001 (the "Distribution Agreement"), between the Company and PFPC Distributors, Inc. (the "Distributor"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406. PFPC Distributors, Inc. acquired Provident Distributors, Inc., the Funds' previous distributor, on January 2, 2001. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. The Company pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for one year and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


The shares of the Funds are sold without a sales charge. The Distributor may use its own financial resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and to pay expenses associated with providing other services to Shareholders. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Company and/or other events sponsored by dealers. See the Prospectus of the Funds for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.

Codes of Ethics. The Company, the Investment Advisor, the Sub-Advisors and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds.


Administrative Services and Transfer Agent. PFPC Inc. (hereinafter "PFPC," "Administrator" and "Transfer Agent"), whose principal business address is 4400 Computer Drive, Westborough, Massachusetts 01581, acts as the Company's administrator and transfer agent. As Administrator, PFPC performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay PFPC a monthly fee based on the average net assets of each Fund. PFPC receives an annual fee of 0.12% up to and including the first $200 million in assets, 0.10% for the next $200 million in assets, 0.08% for the next $600 million in assets and 0.07% for all assets over $1 billion. Pursuant to a Transfer Agency and Services Agreement, PFPC also acts as transfer agent and dividend disbursing agent for the Funds. PFPC is a majority-owned subsidiary of PNC Financial Services Group, Inc. Shareholder inquiries may be directed to PFPC at P.O. Box 9820, Providence, Rhode Island 02940-9820.

For the fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000 the Sierra Club Stock Fund paid PFPC $44,872, $54,548, and $65,180, respectively, for its Administrative Services.


OTHER SERVICE PROVIDERS

Each Fund pays all expenses not assumed by the Investment Advisor, the Sub-Advisors or the Administrator. Expenses paid by the Funds include: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; Rule 12b-1 fees and shareholder service expenses pursuant to a Shareholder Service Plan and Distribution Plan; costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Fund (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Company; association dues; and costs of stationery and forms prepared exclusively for the Funds.

Shareholder Service and Distribution Plans. Each Fund has a Shareholder Service Plan and Distribution Plan applicable to shares of the Funds (collectively, "Shareholder Service Plans"). The Company intends to operate the Shareholder Service Plans in accordance with their terms. Under the Shareholder Service Plans, third party service providers may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of shares in amounts not to exceed 0.10% under the Shareholder Service Plan and 0.25% under the Distribution Plan of the average daily net assets of the shares of each Fund.

Under the Shareholder Service Plans, ongoing payments may be made on a quarterly basis to participating organizations for both distribution and shareholder servicing of shares that are registered in the name of that participating organization as nominee or held in a shareholder account that designates that participating organization as the dealer of record. These fees may also be used to cover the expenses of the Distributor primarily intended to result in the sale of shares of the Funds, including payments to participating organizations for selling shares of the Funds and for servicing shareholders. Activities for which these fees may be used include: overhead of the Distributor; printing of prospectuses and SAIs (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Shareholder Service Plan.

In the event a Shareholder Service Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Shareholder Service Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Funds will receive payment under the Shareholder Service Plans without regard to actual distribution expenses incurred.

The Shareholder Service Plans have been approved by the Company's Board of Directors, including all of the Directors who are not interested persons of the Company, as defined in the 1940 Act. The Shareholder Service Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Shareholder Service Plans, cast in person at a meeting called for that purpose. The Shareholder Service Plans may be terminated as to the Company at any time, without any penalty, by such Directors or by a vote of a majority of the Company's outstanding shares on 60 days' written notice.

Any change in the Shareholder Service Plans of the Funds that would materially increase the expenses paid by the Funds requires shareholder approval; otherwise, the Shareholder Service Plans may be amended by the Board of Directors of the Funds, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Shareholder Service Plans or in any agreements related to it, by a vote cast in-person.

Third party service providers are required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to them under the Shareholder Service Plans, as well as to furnish the Board with such other information as may reasonably be requested in connection with the payments made under the Shareholder Service Plans in order to enable the Board to make an informed determination of whether the Shareholder Service Plans should be continued.


For the fiscal year ended December 31, 2002, the following amounts were paid under the Distribution Plan:


                                                   SIERRA CLUB             SIERRA CLUB
                                                 BALANCED FUND/1/           STOCK FUND                TOTAL
---------------------------------------------------------------------------------------------------------------
Advertising                                                --              $     1,367               $    1,367
---------------------------------------------------------------------------------------------------------------
Printing and Mailing of Prospectuses                       --              $     6,595               $    6,595
(other than to current shareholders)
---------------------------------------------------------------------------------------------------------------
Compensation to Underwriters                               --              $     6,886               $    6,886
---------------------------------------------------------------------------------------------------------------
Compensation to Broker-Dealers                             --              $     6,669               $    6,669
---------------------------------------------------------------------------------------------------------------
Total                                                      --              $    21,517               $   21,517
---------------------------------------------------------------------------------------------------------------


---------
/1/ The Sierra Club Balanced Fund commenced operations on January 1, 2003.

Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Directors receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made, that the Board of Directors approve all agreements implementing the Distribution Plan and that the Distribution Plan may be continued from year-to-year only if the Board of Directors concludes at least annually that continuation of the Distribution Plan is likely to benefit shareholders.

                       INVESTMENT OBJECTIVES AND POLICIES


The investment objective of each of the Funds is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of each Fund may be changed by the Company's Directors without a vote of the holders of a majority of outstanding shares of a Fund. There can be no assurance that the investment objective of the Funds will be achieved.

The investment policy of the Sierra Club Stock Fund, relating to the type of investments in which 80% of the Fund's net assets must be invested in the particular type of investment suggested by its name, may be changed by the Board of Directors without shareholder approval. However, to the extent required by the Securities and Exchange Commission (the "SEC") regulations, shareholders will be provided with sixty days' notice in the manner prescribed by the SEC.

INVESTMENT POLICIES

The Sierra Club Balanced Fund. The Sierra Club Balanced Fund will seek its investment objective by investing approximately 60% of its assets in stocks and 40% of its assets in fixed-income securities (such as bonds) and cash equivalents.

The Sierra Club Stock Fund. The Sierra Club Stock Fund seeks its investment objective by investing at least 80% of its assets in stocks of domestic and foreign companies.

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund that may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph (1) below, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, each Fund may not:

(1) invest 25% or more of the total value of its assets in a particular industry;

(2) issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or borrow money, except that a Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes;

(3) purchase or sell commodities or commodity contracts, except that each Fund may engage in futures transactions as described in the Prospectus;

(4) make loans, except that each Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus;

(5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter;

(6) purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

(7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions); or

(8) purchase securities that fail to met the criteria of the Investment Screening process of the Sierra Club as described in the Prospectus and SAI.

                   ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Additional information concerning investment techniques and risks associated with certain of the Funds' investments is set forth below. From time to time, particular Funds may purchase these securities or enter into these strategies to an extent that is more than incidental. Unless otherwise indicated, the discussion below pertains to all of the Funds.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.


The Funds may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against a rise in interest rates, although a Fund will participate in any declines in interest rates as well.

Each Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and a Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. Each Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.


MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or "GNMA"); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or "FNMA" or the Federal Home Loan Mortgage Corporation or "FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

The Funds may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by each Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements and Dollar Roll Arrangements" below), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. A Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors.

U.S. GOVERNMENT OBLIGATIONS

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objective.

SECURITIES ISSUED BY OTHER INVESTMENT COMPANIES

Each Fund may invest up to 10% of its total assets in shares of other investment companies including exchange traded funds. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect a Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Funds in connection with bankruptcy proceedings), it is the current policy of the Funds to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisors.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

The Funds may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Sub-Advisors. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

DERIVATIVE INSTRUMENTS

Each Fund may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. Each Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. Each Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If a Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss. The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.

Swap Agreements. Each Fund may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Sub-Advisors in accordance with procedures established by the Board of Directors, to limit any potential leveraging of the Fund's portfolio.

Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor or Sub-Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the "Code"), may limit a Fund's ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

OPTIONS ON SECURITIES, SECURITIES INDICES AND FUTURES

Each Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value.

One purpose of purchasing call options is to protect against substantial increases in prices of securities. The Funds may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a fund is "covered" if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The Funds will cover call options on securities indices that they write by owning securities whose price changes, in the opinion of the Investment Advisor or Sub-Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Funds will receive a premium from writing a put or call option, which increases their gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by a Fund, as well as the cover for options written by a Fund, are considered not readily marketable and are subject to the Company's limitation on investments in securities that are not readily marketable.

A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the Investment Advisor's or Sub-Advisors' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. Each Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon. There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."


The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds will use financial futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"). Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 5% of the fair market value of a Fund's net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the notional value of non-hedging futures contracts and related options may not exceed the liquidation value of a Fund's portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).


Each Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. The Funds may enter into these contracts for the purpose of hedging against foreign exchange risk arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. The Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Funds also may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

ILLIQUID SECURITIES

Each Fund may invest in illiquid or restricted securities if the Investment Advisor or Sub-Advisor believes that they present an attractive investment opportunity. Each of the Funds may not invest more than 15% of its net assets in illiquid securities as measured at the time of investment. Generally, a security is considered illiquid if it cannot be disposed of within seven days at approximately the value at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Funds' liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Funds could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") and certain commercial paper that a Sub-Advisor has determined to be liquid under procedures approved by the Board of Directors).

A Fund's investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.


SHORT SALES

The Funds may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale (other than a short sale "against the box"), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund's Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Directors.

A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.


LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, each Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

BORROWING

Each of the Funds may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. Under the 1940 Act, each of the Funds is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. The Funds may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Funds' net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.


CORPORATE DEBT SECURITIES

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached.

Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities." The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rating Service ("S&P")) are described as "speculative" both by Moody's and S&P. Rating agencies may periodically change the rating assigned to a particular security. While the Sub-Advisors will take into account such changes in deciding whether to hold or sell a security, a Sub-Advisor is not required to sell a security that is downgraded to any particular rating.


DEBT SECURITIES

The Funds may invest in debt securities that are rated between BBB and as low as CCC by S&P and between Baa and as low as Caa by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisors. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset values.

Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody's are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Funds to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their investment objectives may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interests rate, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses seeking recovery.

DEPOSITARY RECEIPTS

Each Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, a Fund's investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on the Funds' investments in loan participations and assignments with limited marketability. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, a Fund's rights against the borrower may be more limited than those held by the original lender.

INVESTMENT IN FOREIGN MARKETS

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange ("NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

The Fund attempts to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from its investment or anticipated investment in securities denominated in foreign currencies. The Fund may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

CERTIFICATES OF DEPOSIT AND TIME DEPOSITS

Each Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Portfolio Turnover

Each Fund has a different expected annual portfolio turnover rate. The Funds' portfolio turnover rates are expected to be less than 100% under normal market conditions. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds. A turnover rate in excess of 100% is likely to result in a Fund's bearing higher costs. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatments.

                             PORTFOLIO TRANSACTIONS


The Investment Advisor and Sub-Advisors are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Advisor determines which brokers are eligible to execute portfolio transactions of the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, each Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors such as the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Funds and/or the Advisors, and provide other services in addition to execution services. The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). The Advisors may also consider the sale of their shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will be the Company's general policy to seek to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Funds, a Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Funds or the Sub-Advisor. In negotiating commissions with a broker, the Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Sub-Advisor in carrying out its responsibilities to the Funds or its other clients.

Purchases of the Funds' shares also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.


Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' Sub-Advisors. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Funds and the Sub-Advisors' other clients in a manner deemed fair and reasonable by the Sub-Advisor. There is no specified formula for allocating such transactions. The Sierra Club Stock Fund did not pay any commissions to brokers who were affiliated with the Company, the Investment Advisor or Distributor or any affiliated person of these entities.


The following table shows the brokerage commissions paid by each Fund for each of the last three fiscal years.



                                    FISCAL YEAR        FISCAL YEAR           FISCAL YEAR
                                       ENDED              ENDED                 ENDED
                                     12/31/02           12/31/02              12/31/02
Sierra Club Balanced Fund/1/                 --                 --                    --
Sierra Club Stock Fund              $    75,858        $    80,908           $    95,442

----------
/1/ The Sierra Club Balanced Fund commenced operations on January 1, 2003.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer and/or by the Company's Distributor or Transfer Agent. The Funds may authorize one or more brokers to receive, on their behalf, purchase and redemption orders and such brokers are authorized to designate other intermediaries as approved by the Funds to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if approved by the Funds, a broker's authorized designee, receives the order. The Distributor, at its expense, may provide additional promotional incentives to dealers in connection with the sales of shares and other funds managed by the Investment Advisor. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.


Telephone Redemption and Exchange Privileges. As discussed in the Funds' Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts (only the telephone exchange privilege is available for retirement accounts). The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1. Telephone redemption and/or exchange instructions received in good order before the pricing of the Funds on any day on which the NYSE is open for business (a "Business Day"), but not later than 4:00 p.m., Eastern time, will be processed at that day's closing net asset value. There generally is no fee for an exchange; however, there will be a 2.00% redemption fee on shares of the Funds exchanged within 60 days of purchase. If you redeem your shares by wire transfer, there is an $8.00 charge.

2. Telephone redemptions and/or exchange instructions should be made by dialing (866) 897-5982.


3. The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4. Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent:



     (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the application. This address cannot reflect any change within the previous thirty (30) days.

     (b) Certain account information will need to be provided for verification purposes before the redemption will be executed.

     (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period.

     (d) The maximum amount which can be liquidated and sent to the address of record or a predetermined bank account at any one time is $50,000.

     (e) The minimum amount which can be liquidated and sent to the address of record or a predetermined bank account is $5,000.



Matters Affecting Redemptions. Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form (payments by wire will generally be transmitted on the next Business
Day), except that the Company may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, a Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.


The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Company intends to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Company reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, you may incur brokerage costs in converting the portfolio securities to cash. Broker-dealers may charge their customers a transaction or service fee.

The Company has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Company generally may satisfy a redemption request from an affiliated person in-kind, provided that:
(1) the redemption-in-kind is effected at approximately the affiliated shareholder's proportionate share of the distributing Fund's current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund's net asset value; (3) the redemption-in-kind is consistent with the Fund's prospectus and statement of additional information; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 30 days' written notice, to redeem, at net asset value, the shares of any Shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the net asset value per Share. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the Shareholder that the value of the shares in the account is less than the minimum amount and will allow the Shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Company has previously waived the minimum investment requirements and involuntary redemptions will not result from fluctuations in the value of the shareholder's shares.


Each Fund imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within 60 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and it will be paid directly to the Fund. The redemption fee may not apply in certain circumstances, including the death or disability of a shareholder.


The value of shares on redemption or repurchase may be more or less than the investor's investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.


Anti-Money Laundering Laws. Sierra Club Funds is required to comply with various Federal anti-money laundering regulations. Consequently, Sierra Club Funds may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or Sierra Club Funds may be required to transfer the account or proceeds of the account to a government agency.

                          DETERMINATION OF SHARE PRICE


The net asset value and offering price of each of the Funds' shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading, and any other day except days on which there are insufficient changes in the value of a Fund's portfolio securities to affect that Fund's net asset value or days on which no shares are tendered for redemption and no order to purchase any shares is received. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price or a market's official closing price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company. Puts, calls and futures contracts purchased and held by the Funds are valued at the close of the securities or commodities exchanges on which they are traded. Futures contracts will be valued with reference to established futures exchanges. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity. Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate Pricing Service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates will generally be obtained on a consistent basis at the London Exchange close (approximately 12:00 noon Eastern time). The Funds generally value their holdings through the use of independent pricing agents, except for securities which are valued under the direction of the Board of Directors or which are valued by the Investment Advisor and/or Sub-Advisors using methodologies approved by the Board of Directors.


The net asset value per share of each of the Funds will fluctuate as the value of the Funds' investments change. Net asset value per share for each of the Funds for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to that Fund by the number of such Fund's outstanding shares.

Orders received by dealers prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day (normally 4:00 p.m., Eastern time). It is the responsibility of the dealer to insure that all orders are transmitted in a timely manner to a Fund. Orders received by dealers after the close of trading on the NYSE will be confirmed at the next computed offering price as described in the Funds' Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES


For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended ("1934 Act"), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five Business Days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.


Certificates representing shares of the Funds will not normally be issued to shareholders. The Transfer Agent will maintain an account for each Shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.


The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).


All Shareholders will receive a confirmation of each new transaction in their accounts. Certificates representing shares of the company will not be issued unless the shareholder requests them in writing.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Company. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of the Company under a custodianship with another bank or trust company must make individual arrangements with such an institution.


Individual Retirement Accounts. Investors having earned income are eligible to purchase shares of the Funds under an individual retirement account ("IRA") pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans ("SEP IRA"), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Company. An IRA funded by shares of the Funds may also be used by employers who have adopted a SEP IRA.


Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

                                  DISTRIBUTIONS


Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a Shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.


In the absence of such an election, each purchase of shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the Shareholder's agent to receive the investor's dividends and distributions upon all shares registered in the investor's name and to reinvest them in full and fractional shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A Shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the investor in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their Shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and Shareholders are advised to consult their own tax advisers with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.


If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to Shareholders as ordinary income, whether received in cash or reinvested in Fund shares. The Funds' distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Funds as capital gain dividends are taxable to Shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time the Funds' shares have been held by a Shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from the Funds' investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, the distribution nevertheless may be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the Shareholder.

Sale or Other Disposition of Shares. Upon the redemption or exchange of shares, a Shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the Shareholder's hands; a gain will generally be taxed as long-term capital gain if the Shareholder's holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on the sale of Fund shares held by the Shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the Shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the Shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.


Backup Withholding. With respect to U.S. Citizens and resident aliens, the Funds generally will be required to withhold federal income tax at a rate of 30% (in
2003) ("backup withholding") from dividends paid, capital gain distributions and redemption proceeds to a Shareholder if (1) the Shareholder fails to furnish the Funds with the Shareholder's correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the Shareholder or the Funds that the Shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the Shareholder's Federal income tax liability.


Foreign Shareholders. Taxation of a Shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the applicable Fund is "effectively connected" with a U.S. trade or business carried on by such Shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign Shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. The foreign Shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains.

If the income from the applicable Fund is effectively connected with a U.S. trade or business carried on by a foreign Shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate Shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such Shareholders furnish the Funds with proper certification of their foreign status.


Estate and Gift Taxes. Under existing law, upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and will be subject to U.S. Federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates as in effect at that time on the total value (less allowable deductions and allowable credits) of the decedent's property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.

The availability of reduced U.S. taxation pursuant to a treaty or an applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and any applicable treaty or convention.


The tax consequences to a foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.


Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount. Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules. A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. A Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund's status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds, and losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.


Dividend Rolls

The Funds may perform "dividend rolls." A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate "dividends-received deduction." If so, the Fund's distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 80% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.


Constructive Sales. Under certain circumstances, a Fund may recognize a gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was substantially disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.


Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations and if the Fund qualifies to be taxed as a RIC that year, a Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and for individuals foreign taxes generally are not deductible in computing alternative minimum taxable income.


Currency Fluctuation - Section 988 Gains and Losses. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Funds accrue receivables or expenses denominated in a foreign currency and the time the Funds actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income.

Passive Foreign Investment Companies. Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Other Investment Companies. It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.


Personal Holding Company. Based upon its current shareholders, it appears that certain of the Funds will be considered to be a personal holding company (a "PHC") under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income ("UPHCI") at the highest individual income tax rate under the Code. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.


The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. The Fund intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.


Other Tax Matters. Each Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code's original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security's maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, each Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Funds elected to defer capital losses and currency losses occurring between November 1, 2002 and December 31, 2002 as follows:


                                                     CAPITAL LOSSES       CURRENCY LOSSES
------------------------------------------------------------------------------------------------
Sierra Club Balanced Fund/1/                                     --                    --
------------------------------------------------------------------------------------------------
Sierra Club Stock Fund                               $       25,351                    --
------------------------------------------------------------------------------------------------

-----------
/1/ The Sierra Club Balanced Fund commenced operations on January 1, 2003.

Such losses will be treated as arising on the first day of the year ending December 31, 2003. At December 31, 2002 the Funds had available for Federal income tax purposes unused capital losses as follows:


                                                EXPIRING IN        EXPIRING IN        EXPIRING IN
                                                   2007               2008               2009
-------------------------------------------------------------------------------------------------------
Sierra Club Balanced Fund/1/                             --                 --                 --
-------------------------------------------------------------------------------------------------------
Sierra Club Stock Fund                                   --                 --        $   152,107
-------------------------------------------------------------------------------------------------------

----------
/1/ The Sierra Club Balanced Fund commenced operations on January 1, 2003.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund's ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Liquidation of Funds. The Board of Directors of the Company may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

                         CALCULATION OF PERFORMANCE DATA

The Funds may from time to time include "total return" in advertisements or reports to shareholders or prospective investors. From time to time, performance information for a Fund showing its average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.

Investors may also judge the performance of a Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services, which indices may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about a Fund that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Any fees charged with respect to customer accounts for investing in shares of a Fund will not be included in performance calculations; such fees (e.g. account transaction fees), if charged, will reduce the actual performance from that quoted.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1-, 5- and 10-years (up to the life of the Funds), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T) [POWER OF n] = ERV

Where:         P=       a hypothetical initial payment of $1,000,
               T=       the average annual total return,
               n =      the number of years, and
               ERV=     the ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, the Funds may advertise their average annual total return over various periods of time. These total return figures show the average percentage change in the value of an investment in the Funds from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Funds during the period were reinvested in shares of the Funds. Figures will be given for 1-, 5- and 10-year periods (if applicable) and may be given for other periods as well (such as from commencement of the applicable Fund's operations, or on a year-by-year basis).

Average annual total return (before taxes) for a specified period of time is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Each Fund that advertises an "average annual total return - after taxes on distributions" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions during specified periods that equates the initial amount invested to the ending value after taxes on distributions but not after taxes on redemption according to the following formula:

                                P(1 + T) [POWER OF n] = ATV[BASE OF D]

Where:        P =       a hypothetical initial payment of $1,000,
              T =       average annual total return (after taxes on
                        distributions),
              n =       number of years, and
  ATV[BASE OF D]=       the ending value of a hypothetical $1,000 payment made
                        at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions but not after taxes on redemption.

Average annual total return-after taxes on distributions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short term capital gain rate for short term capital gain distributions and long term capital gain rate for long term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes).

Each Fund that advertises an "average annual total return-after taxes on distributions and redemption" for a class of shares computes such return by determining the average annual compounded rate of return after taxes on distributions and redemption during specific periods that equates the initial amount invested to the ending value after taxes on distributions and redemption according to the following formula:

                                 P(1+T) [POWER OF n] = ATV[BASE OF DR]

Where:            P=   a hypothetical initial payment of $1,000,
                  T=   average annual total return (after taxes on
                       distributions and redemption),
                  n=   number of years, and
   ATV [BASE OF DR]=   the ending value of a hypothetical $1,000 payment made
                       at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on distributions and redemption.

Average annual total returns-after taxes on distributions and redemptions for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g. ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the effect of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g. short-term or long-term).

                          Average Annual Total Returns
                       For periods ended December 31, 2002

                                                                                Since
                                                              One Year      Inception
                                                             ------------------------
Sierra Club Balanced Fund (Inception 1/1/03)                        --           --
Sierra Club Stock Fund (Inception 10/1/98)                      (23.74)%      (2.07)%

                      Average Annual Total Returns - After
                             Taxes on Distributions
                       For periods ended December 31, 2002

                                                                                Since
                                                              One Year      Inception
                                                             ------------------------
Sierra Club Balanced Fund (Inception 1/1/03)                        --           --
Sierra Club Stock Fund (Inception 10/1/98)                      (23.74)%      (3.04)%

                      Average Annual Total Returns - After
                     Taxes on Distributions and Redemptions
                       For periods ended December 31, 2002

                                                                                Since
                                                              One Year      Inception
                                                             ------------------------
Sierra Club Balanced Fund (Inception 1/1/03)                        --           --
Sierra Club Stock Fund (Inception 10/1/98)                      (14.58)%      (1.71)%


Quotations of yield for the Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per Share on the last day of the period, according to the following formula:

                                2[(a-b+1)[POWER OF 6] - 1]
                                   ---
                                   cd

Where:        a =    dividends and interest earned during the period,
              b =    expenses accrued for the period (net of reimbursements),
              c =    the average daily number of shares outstanding during the
                     period that were entitled to receive dividends, and
              d =    the maximum offering price per share on the last day of the period.

Total returns are based on past results and do not predict future performance.



Performance Comparisons. In reports or other communications to shareholders or in advertising material, each Fund may compare the performance of its shares with that of other mutual funds as listed in the rankings prepared by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Advisor, Financial Planning, Forbes, Fortune, Institutional Investor, Money, Smart Money and The Wall Street Journal. If the Funds compare their performance to other funds or to relevant indices, the Funds' performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes the performance of the Funds, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.


Reports and promotional literature may also contain the following information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which the Funds may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U.S. equity and debt markets; (iii) the geographic distribution of the Company's portfolios; and (iv) the number of shareholders in the Funds and the dollar amount of the assets under management.

In addition, reports and promotional literature may contain information concerning the Sub-Advisors, or affiliates of the Company, including (i) performance rankings of other funds managed by the Sub-Advisors, or the individuals employed by the Sub-Advisors who exercise responsibility for the day-to-day management of the Company, including rankings of mutual funds published by Lipper, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) lists of clients, the number of clients or assets under management.

                               GENERAL INFORMATION

DESCRIPTION OF THE COMPANY AND ITS SHARES


The Company was organized as a Maryland corporation in 1997 and consists of the two Sierra Club Funds described in the Prospectus and this SAI and four other portfolios described in a separate prospectus and SAI. The Sierra Club Funds currently offer one class of shares named Investor Shares. Each share represents an equal proportionate interest in a Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors. Shareholders are entitled to one vote for each share owned.


An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Certificate of Incorporation, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting.

The Company will call a special meeting of Shareholders for purposes of considering the removal of one or more Directors upon written request from Shareholders holding not less than 10% of the outstanding votes of the Company. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding shares of the Company), by majority vote, has the power to remove one or more Directors.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Sierra Club Stock Fund

The following entities owned more than 25% of voting securities of the Fund as of April 2, 2003:


          Name and Address                                           Percentage
          ----------------                                           ----------
          Sierra Club                                                85.42%
          Life Member Stock Fund
          85 Second Street, 2nd Floor

          San Francisco, CA 94105

In addition, the following persons owned of record or beneficially, as of April 2, 2003, 5% or greater of any class of the Fund's outstanding equity securities:

          Name and Address                                           Percentage
          ----------------                                           ----------
          Charles Schwab & Company Inc.                              5.51%
          Attn: Mutual Funds
          101 Montgomery Street
          San Francisco, CA 94104-4122

Sierra Club Balanced Fund
The following entities owned more than 25% of voting securities of the Fund as of April 2, 2003:

          Name and Address                                           Percentage
          ----------------                                           ----------
          Sutton Place Associates LLC                                88.16%
          One Embarcedero Center, Suite 1050
          San Francisco, CA 94111

In addition, the following persons owned of record or beneficially, as of April 2, 2003, 5% or greater of any class of the Fund's outstanding equity securities:

          Name and Address                                           Percentage
          ----------------                                           ----------
          Sierra Club                                                11.64%
          Life Member Balanced Fund
          85 Second Street, 2nd Floor
          San Francisco, CA 94105

An individual shareholder is a control person of the Sierra Club Balanced Fund due to an ownership interest in Sutton Place Associates LLC ("Sutton Place"), a control person of the Fund.

As of April 2, 2003, Sutton Place held of record substantially all of the outstanding shares of the Sierra Club Balanced Fund. As a result, Sutton Place will be able to affect the outcome of matters presented for a vote of the Fund's shareholders.


Broderick Management LLC is a control person of the Funds' Investment Advisor. Broderick Management LLC is wholly owned by an individual.

Licensing Agreement with the Sierra Club. The terms "Sierra Club" and "Explore, enjoy and protect the planet" are registered trademarks of the Sierra Club and have been licensed for use to Forward Management, LLC, the Investment Advisor. The Licensing Agreement between the Sierra Club and the Investment Advisor shall remain in effect for seven years and thereafter shall be renewed for successive one-year terms.

Other Information. The Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Funds' Prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent certified public accountants.

Custodian. Brown Brothers Harriman & Co. ("BBH") is the Company's custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund's assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Company's portfolio securities.


Legal Counsel. Legal matters for the Company are handled by Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006.


Independent Accountants. PricewaterhouseCoopers, LLP, 333 Market Street, San Francisco, CA 94105, acts as independent accountants for the Company.

                              FINANCIAL STATEMENTS


The financial statements for the fiscal year ended December 31, 2002 for the Sierra Club Stock Fund (formerly known as the Forward U.S. Equity Fund) appearing in the Annual Report to Shareholders have been audited by PricewaterhouseCoopers, LLP, independent public accountants. Such financial statements are incorporated herein by reference to the Company's Annual Report as filed with the SEC on March 10, 2003.

You may obtain a Prospectus, Annual Report or Semi-Annual Report at no charge by contacting the Company at Forward Funds, Inc., P.O. Box 9820, Providence, Rhode Island 02940-9820.

                                   APPENDIX A

                                RATED INVESTMENTS

CORPORATE BONDS

           Excerpts from Moody's Investors Services, Inc. ("Moody's") description of its bond ratings:

"Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa": Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A": Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa": Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba": Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B": Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa": Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation ("S&P") description of its bond ratings:

"AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA": Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

"A": Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB," "B" and "CCC": Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

COMMERCIAL PAPER

The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

Moody's: The rating "Prime-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

S&P: Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted "A-1+."

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS


     (a)(1)    Articles of Incorporation dated October 2, 1997 filed as Exhibit
               (b)(1) to the Registrant's Initial Registration Statement on Form N-1A, filed on October 7, 1997 (Accession No.
               0000943663-97-000252 (the "Initial Registration Statement").


        (2)    Articles Supplementary dated August 14, 1998 filed as Exhibit
               (1)(b) to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, filed on September 18, 1998 (Accession No. 0000943663-98-000317) ("PEA No. 8").


        (3)    Articles of Amendment dated October 8, 2002 filed as Exhibit
               (a)(3) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, filed on October 18, 2002 (Accession No. 0001021408-02-012677) ("PEA No. 18").

        (4)    Articles Supplementary dated October 8, 2002 filed as Exhibit
               (a)(4) to PEA No. 18.

        (5)    Articles Supplementary dated December 5, 2002 filed as Exhibit
               (a)(5) to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, filed on December 30, 2002 (Accession No. 0000898430-02-004686) ("PEA No. 19").


        (6)    Articles of Amendment dated December 5, 2002 filed as Exhibit
               (a)(6) to PEA No. 19.


     (b) By-Laws filed as Exhibit (b)(2) to the Registrant's Initial Registration Statement.

     (c)       Not Applicable.

     (d)(1) Amended and Restated Investment Management Agreement dated June 6, 2002, as amended December 5, 2002 between Forward Management, LLC and Forward Funds, Inc. ("the Company") on behalf of the Sierra Club Stock Fund, the Forward Hansberger International Growth Fund, the Forward Hoover Small Cap Equity Fund and the Forward Uniplan Real Estate Investment Fund filed as Exhibit
               (d)(1) to PEA No. 19.

        (2) Investment Management Agreement dated January 2, 2003, between Forward Management, LLC and the Company on behalf of the Forward Hoover Mini-Cap Fund and the Sierra Club Balanced Fund is filed herewith.

        (3) Investment Sub-Advisory Agreement dated February 15, 2000 among Hansberger Global Investors, Inc., the Company and Forward Management, LLC on behalf of the Hansberger International Growth Fund filed as Exhibit (d)(3) to PEA No. 19.

        (4) Amended and Restated Sub-Advisory Agreement dated October 1, 1998, and amended and restated on March 7, 2002 and June 6, 2002 among Hoover Investment Management Co., LLC, Forward Management, LLC and the Company on behalf of the Forward Hoover Small Cap Equity Fund is filed herewith.

        (5) Sub-Advisory Agreement dated May 3, 1999 among Uniplan, Inc., the Company and Forward Management, LLC on behalf of the Uniplan Real Estate Investment Fund filed as

               Exhibit (d)(5) to PEA No. 19.

        (6) Investment Sub-Advisory Agreement dated December 31, 2002 among Harris Bretall Sullivan & Smith L.L.C., Forward Management, LLC and the Company on behalf of the Sierra Club Balanced Fund and Sierra Club Stock Fund is filed herewith.

        (7) Investment Sub-Advisory Agreement dated December 31, 2002 among New York Life Investment Management LLC, the Company and Forward Management, LLC on behalf of the Sierra Club Balanced Fund and Sierra Club Stock Fund is filed herewith.

        (8) Sub-Advisory Agreement dated January 2, 2003 between Hoover Investment Management Co., LLC, Forward Management, LLC and the Company on behalf of the Forward Hoover Mini-Cap Fund is filed herewith.

     (e)(1) Distribution Agreement with PFPC Distributors, Inc. dated December 31, 2000 filed as Exhibit (e) to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed on May 1, 2001 (Accession No. 0000912057-01-511963) ("PEA No. 15").

        (2) Amended Schedule A to the Distribution Agreement dated December 5, 2002 filed as Exhibit (e)(2) to PEA No. 19.

     (f)       Not Applicable

     (g)(1) Custodian Agreement dated June 18, 2001 filed as Exhibit (g)(1) to PEA No. 19.

        (2) Appendix B to the Custodian Agreement dated January 31, 2003 is filed herewith.

  (h)(1)(a) Transfer Agency Services Agreement filed as Exhibit (h)(1)(a) to PEA No. 19.

        (b) Anti-Money Laundering and Privacy Amendment to the Transfer Agency and Services Agreement dated July 24, 2002 filed as Exhibit (h)(1)(b) to PEA No. 19.

        (c) Form of Amendment to Transfer Agency and Services Agreement filed as Exhibit (h)(1)(c) to PEA No. 19.

     (2)(a)    Administration Agreement filed as Exhibit (h)(2)(a) to PEA No.
               19.

        (b) Form of Amendment to the Administration Agreement filed as Exhibit (h)(2)(b) to PEA No. 19.

        (c) Amendment to the Administration Agreement dated April 1, 2002 filed as Exhibit (h)(2)(c) to PEA No. 19.

     (3)(a) Shareholder Services Plan for Hoover Small Cap Equity Fund Investor Class, Hansberger International Equity Growth Fund, Garzarelli U.S. Equity Fund and Uniplan Real Estate Investment Fund dated October 1, 1998 filed as Exhibit (h)9(a) to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, filed on February 29, 2000 (Accession No. 0000943663-00-000070) ("PEA No. 13").

        (b) Shareholder Services Plan for Hoover Small Cap Equity Fund Institutional Class filed as Exhibit (h)(9)(b) to PEA No. 13.

        (c)    Amended and Restated Shareholder Services Plan filed as Exhibit
               (h)(9)(c) to PEA No. 13.

        (d) Amended Exhibit A to the Shareholder Services Plan dated December 5, 2002 (relating to Exhibit 3(a) above) filed as Exhibit
               (h)(3)(d) to PEA No. 19.

     (4)(a) Expense Limitation Agreement for the Forward Hansberger International Growth Fund dated January 1, 2003 filed as Exhibit
               (h)(4)(a) to PEA No. 19.

        (b) Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund dated January 1, 2003 filed as Exhibit (h)(4)(b) to PEA No. 19.

        (c) Expense Limitation Agreement for the Forward Hoover Mini-Cap Fund dated January 1, 2003 filed as Exhibit (h)(4)(c) to PEA No. 19.

        (d) Expense Limitation Agreement for the Forward Uniplan Real Estate Investment Fund dated January 1, 2003 filed as Exhibit (h)(4)(d) to PEA No. 19.

        (e) Expense Limitation Agreement for the Sierra Club Balanced Fund dated January 1, 2003 filed as Exhibit (h)(4)(e) to PEA No. 19.

        (f) Expense Limitation Agreement for the Sierra Club Stock Fund dated January 1, 2003 filed as Exhibit (h)(4)(f) to PEA No. 19.

        (g) Expense Limitation Agreement for the Forward Hoover Small Cap Equity Fund (Institutional Class shares) dated March 5, 2003 is filed herewith.

     (i)       Not Applicable.

     (j)(1) Consent of Independent Accountants with respect to the Forward Hansberger International Growth Fund, Forward Hoover Small Cap Equity Fund and Forward Uniplan Real Estate Investment Fund is filed herewith.

        (2) Consent of Independent Accountants with respect to the Sierra Club Stock Fund is filed herewith.

     (k)       Not Applicable.

     (l) Initial Subscription Documents filed as Exhibit 23(l) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, filed on April 23, 1999 (Accession No. 0000943663-99-000167) ("PEA No. 12").

     (m)(1)    Rule 12b-1 Plan filed as Exhibit (m) to PEA No. 12.

        (2) Amended Appendix A dated December 5, 2002 to the Rule 12b-1 Plan (Investor Class Shares) filed as Exhibit (m)(2) to PEA No. 19.

     (n)       Amended and Restated Rule 18f-3 Plan filed as Exhibit (n) to PEA
               No. 13.

     (p)       Codes of Ethics

        (1) Code of Ethics of Forward Funds, Inc. filed as Exhibit (p)(1) to PEA No. 19.

        (2) Form of Code of Ethics of Forward Management, LLC filed as Exhibit to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A, filed on April 28, 2000 (Accession No. 0000943663-00-000168) ("PEA No. 14").

        (3) Code of Ethics of Hansberger Global Investors, Inc. filed as Exhibit (p)(2) to PEA No.

               15.

        (4) Form of Code of Ethics of Hoover Investment Management, LLC filed as Exhibit (p)(4) to PEA No. 14.

        (5) Form of Code of Ethics of Uniplan, Inc. filed as Exhibit (p)(5) to PEA No. 14.

        (6) Code of Ethics of New York Life Investment Management LLC filed as Exhibit (p)(6) to PEA No. 19.

        (7) Code of Ethics of Harris Bretall Sullivan & Smith, LLC filed as Exhibit (p)(7) to PEA No. 19.



ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


        ------------------------------------------------------------------------
        Forward Hansberger International   Sutton Place Associates LLC    98.77%
        Growth Fund                        One Embarcedero Center
                                           Suite 1050
                                           San Francisco, CA 94111
        ------------------------------------------------------------------------
        Forward Hoover Small Cap Equity    Sutton Place Associates LLC    25.01%
        Fund                               One Embarcedero Center
                                           Suite 1050
                                           San Francisco, CA 94111


        ------------------------------------------------------------------------
        Forward Hoover Mini-Cap Fund       Sutton Place Associates LLC    99.83%
                                           One Embarcedero Center
                                           Suite 1050
                                           San Francisco, CA 94111


        ------------------------------------------------------------------------
        Forward Uniplan Real Estate        Sutton Place Associates LLC    62.85%
        Investment Fund                    One Embarcedero Center
                                           Suite 1050
                                           San Francisco, CA 94111

        ------------------------------------------------------------------------
        Sierra Club Balanced Fund          Sutton Place Associates LLC    88.16%
                                           One Embarcedero Center
                                           Suite 1050
                                           San Francisco, CA 94111
        ------------------------------------------------------------------------

ITEM 25.  INDEMNIFICATION

     Section 2-418 of the General Corporation Law of the State of Maryland,
Article VII of the Company's Articles of Incorporation, and Article VI of the Company's Bylaws provide for indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information as to the directors and officers of the investment adviser and the sub-advisers, together with information as to any other business, professions, vocation or employment of a substantial nature engaged in by the directors and officers of the investment adviser and sub-advisers in the last two years, is included in their applications for registration as investment advisers on Form ADV filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

     (a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of April 1, 2003:

               AB Funds Trust
               AFBA 5 Star Funds, Inc.
               Atlantic Whitehall Funds Trust
               Deutsche Asset Management VIT Funds
               Forward Funds, Inc
               GAMNA Series Funds, Inc.
               Harris Insight Funds Trust
               Hillview Investment Trust II
               International Dollar Reserve Fund I, Ltd.
               Kalmar Pooled Investment Trust
               Matthews Asian Funds
               Metropolitan West Funds
               New Covenant Funds
               Pictet Funds
               The RBB Fund, Inc.
               RS Investment Trust
               Smith Graham Institutional Funds
               Stratton Growth Fund, Inc.
               Stratton Monthly Dividend REIT Shares, Inc.
               The Stratton Funds, Inc.
               Tomorrow Funds Retirement Trust

               Trainer, Wortham First Mutual Funds
               Undiscovered Managers Funds
               Weiss, Peck & Greer Funds Trust
               Weiss, Peck & Greer International Fund
               Wilshire Target Funds, Inc.
               WPG Large Cap Growth Fund
               WPG Tudor Fund
               WT Investment Trust

     Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

               BlackRock Provident Institutional Funds
               BlackRock Funds, Inc.

     Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

               Northern Funds Trust
               Northern Institutional Funds Trust

     Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

               ABN AMRO Funds

     PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

     (b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

             Steven Turowski         -   Chairman, Chief Executive Officer,
                                         Director and President
             Brian Burns             -   Director
             Michael Denofrio        -   Director
             Susan Keller            -   Director
             Rita G. Adler           -   Chief Compliance Officer
             Christine A. Ritch      -   Chief Legal Officer
             Salvatore Faia          -   Secretary and Clerk
             Christopher S. Conner   -   Assistant Secretary and Assistant Clerk
             Bradley A. Stearns      -   Assistant Secretary and Assistant Clerk
             John L. Wilson          -   Assistant Secretary and Assistant Clerk
             John Coary              -   Treasurer
             Douglas D. Castagna     -   Controller and Assistant Treasurer
             Bruno DiStefano         -   Vice President
             Elizabeth T. Holtsbery  -   Vice President
             Susan K. Moscaritolo    -   Vice President
             Thomas Rodman           -   Vice President

     (c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of PFPC Inc. whose principal business addresses are 101 Federal Street, Boston, Massachusetts 02110 and 760 Moore Road, King of Prussia, Pennsylvania 19406.

ITEM 29. MANAGEMENT SERVICES

     Not Applicable.

ITEM 30. UNDERTAKINGS

     Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of the Registrant's outstanding Shares of beneficial interest and in connection with such meeting to comply with the Shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California, on this 30th day of April, 2003.


                                                  FORWARD FUNDS, INC.


                                                  By:    /s/ J. ALAN REID, JR.
                                                     ---------------------------
                                                             J. Alan Reid, Jr.,
                                                             PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


          SIGNATURE                      TITLE                       DATE

  /s/ J. ALAN REID, JR.          President and Director         April 30, 2003
  ------------------------
      J. Alan Reid, Jr.

  /s/ HAIG G. MARDIKIAN          Director                       April 30, 2003
  ------------------------
      Haig G. Mardikian

  /s/ LEO T. MCCARTHY            Director                       April 30, 2003
  ------------------------
      Leo T. McCarthy

  /s/ DEWITT BOWMAN              Director                       April 30, 2003
  ------------------------
      DeWitt Bowman

  /s/ DONALD O'CONNOR            Director                       April 30, 2003
  ------------------------
      Donald O'Connor

  /s/ JOHN MCGOWAN               Treasurer                      April 30, 2003
  ------------------------
      John McGowan

                                  Exhibit List

Exhibit

(d)(2) Investment Management Agreement between Forward Management, LLC and the Company on behalf of the Forward Hoover Mini-Cap Fund and the Sierra Club Balanced Fund

(d)(4) Amended and Restated Sub-Advisory Agreement among Hoover Investment Management Co., LLC, Forward Management, LLC and the Company on behalf of the Forward Hoover Small Cap Equity Fund

(d)(6) Investment Sub-Advisory Agreement among Harris Bretall Sullivan & Smith L.L.C., Forward Management, LLC and the Company on behalf of the Sierra Club Balanced Fund and Sierra Club Stock Fund

(d)(7) Investment Sub-Advisory Agreement among New York Life Investment Management, LLC, the Company and Forward Management, LLC on behalf of the Sierra Club Balanced Fund and Sierra Club Stock Fund

(d)(8) Sub-Advisory Agreement among Hoover Investment Management Co., LLC, Forward Management, LLC and the Company on behalf of the Forward Hoover Mini-Cap Fund

(g)(2)    Appendix B to the Custodian Agreement

(h)(4)(g) Expense Limitation Agreements for the Forward Hoover Small Cap Equity Fund (Institutional Class shares)

   (j)(1) Consent of Independent Accountants with respect to the Forward Hansberger International Growth Fund, Forward Hoover Small Cap Equity Fund and Forward Uniplan Real Estate Investment Fund

   (j)(2) Consent of Independent Accountants with respect to the Sierra Club Stock Fund